                                               ANNUAL REPORT | December 31, 2002

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

             Strong Advisor Common Stock Fund

           Strong Advisor Mid Cap Growth Fund

          Strong Advisor Small Cap Value Fund

               Strong Advisor U.S. Value Fund

                    Strong Advisor Focus Fund

                   Strong Advisor Select Fund

               Strong Advisor Technology Fund

       Strong Advisor Endeavor Large Cap Fund

       Strong Advisor International Core Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

       Strong Advisor Large Company Core Fund

     Strong Advisor Utilities and Energy Fund

                                                                   [STRONG LOGO]

                                               ANNUAL REPORT | December 31, 2002

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

Table of Contents

Investment Reviews
     Strong Advisor Common Stock Fund........................    2
     Strong Advisor Mid Cap Growth Fund......................    4
     Strong Advisor Small Cap Value Fund.....................    6
     Strong Advisor U.S. Value Fund..........................    8
     Strong Advisor Focus Fund...............................   10
     Strong Advisor Select Fund..............................   12
     Strong Advisor Technology Fund..........................   14
     Strong Advisor Endeavor Large Cap Fund .................   16
     Strong Advisor International Core Fund..................   18
     Strong Advisor U.S. Small/Mid Cap Growth Fund...........   20
     Strong Advisor Large Company Core Fund..................   22
     Strong Advisor Utilities and Energy Fund................   24

Financial Information
     Schedules of Investments in Securities
          Strong Advisor Common Stock Fund...................   26
          Strong Advisor Mid Cap Growth Fund.................   28
          Strong Advisor Small Cap Value Fund................   30
          Strong Advisor U.S. Value Fund.....................   35
          Strong Advisor Focus Fund..........................   38
          Strong Advisor Select Fund.........................   39
          Strong Advisor Technology Fund.....................   40
          Strong Advisor Endeavor Large Cap Fund.............   41
          Strong Advisor International Core Fund.............   42
          Strong Advisor U.S. Small/Mid Cap Growth Fund......   43
          Strong Advisor Large Company Core Fund.............   44
          Strong Advisor Utilities and Energy Fund...........   46
     Statements of Assets and Liabilities....................   47
     Statements of Operations................................   55
     Statements of Changes in Net Assets.....................   59
     Notes to Financial Statements...........................   66

Financial Highlights.........................................   91

Report of Independent Accountants............................  112

Directors and Officers.......................................  113

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays--particularly after experiencing the euphoria (and returns) of the 1990s--historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world--and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                /s/ Dick

Strong Advisor Common Stock Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Common Stock Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of small-and medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                   Growth of an Assumed $10,000 Investment+
                            From 12-29-89 to 12-31-02

                             [CHART APPEARS HERE]


           The Strong         Russell        Russell      Lipper Mid-Cap
         Advisor Common      Midcap(R)       2000(R)        Core Funds
           Stock Fund         Index*         Index*           Index*
Dec 89       $10,000          $10,000        $10,000         $10,000
Dec 90       $10,100          $ 8,850        $ 8,052         $ 8,948
Dec 91       $15,864          $12,524        $11,760         $13,741
Dec 92       $19,161          $14,571        $13,925         $15,086
Dec 93       $23,988          $16,654        $16,554         $17,698
Dec 94       $23,872          $16,306        $16,252         $17,578
Dec 95       $31,609          $21,924        $20,876         $22,033
Dec 96       $38,078          $26,089        $24,319         $25,980
Dec 97       $47,223          $33,657        $29,757         $31,753
Dec 98       $50,340          $37,055        $29,000         $34,223
Dec 99       $70,653          $43,811        $35,164         $43,872
Dec 00       $69,804          $47,425        $34,102         $46,617
Dec 01       $68,617          $44,758        $34,950         $44,333
Dec 02       $55,400          $37,513        $27,791         $36,631

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index, the Russell 2000(R) Index, and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. We are replacing the Russell 2000(R) Index with the Russell Midcap(R) Index, as we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Even though the economy appeared to rebound very quickly from its recession, stocks in 2002 posted one of their worst performances in recent memory, as corporate earnings did not recover as fast as the economy, and the prospect of war kept investors skittish. For the first time since 1939-41, the stock market posted a third year of negative returns.

Culmination of a Bear Market

The past year, by any measure, has been one of the most challenging markets investors have ever faced. In contrast to 2001, the Federal Reserve had minimal impact on the tone of the market, posting only one 50-basis-point rate cut. Instead, the market faced both anemic profit growth and a crisis of confidence in corporate America. In fact, we believe 2002 may have marked the culmination of a rolling bear market that has been in place for more than three years. Starting in late 1999, the bear market has hit every investment style, starting with a sell-off in value stocks. Market sentiment then shifted to discrediting such approaches as momentum investing, buying on dips, and investing in "must own" large-cap stocks--the hallmarks of the bull market--in 2000 and 2001.

The downward slide culminated this year with a direct attack on operating cash flow, franchise value investing, and companies that intelligently utilize debt. This capitulation meant the year was volatile for the Fund, because the final stage of the bear market was both broad and deep--and was in direct opposition to many of the core beliefs and fundamentals we have used successfully in investing for more than two decades.

Throughout this bear market, however, we tried to focus on the important issues facing our companies and not get distracted by the fear portrayed in the headlines. The Fund has been diligent in adding strong companies when we feel the market has overreacted to issues that do not fundamentally change the core value of a company. We believe our focus on adding strong franchises when other investors are discarding them will continue to prove profitable over the long term.

Carefully Selecting Stocks

Among the keys to the performance of the Strong Advisor Common Stock Fund during 2002 were our holdings in companies from sectors that benefited from macroeconomic factors. These included companies that benefited from increased government defense spending. Other companies appreciated as a result of investors seeking out defensive growth names. Another area of strength included companies boosted by industry consolidation, as strategic buyers recognized value in these companies that the market did not.

While the Fund was able to benefit from a range of individual stocks, it was hurt by its exposure in sectors where investors became especially fearful. Wireless stocks are one example. As a result, some long-time holdings hurt the Fund's performance after many years of positive contribution. We elected, however, to take the opportunity to add to carefully chosen existing positions --and the Fund benefited when these stocks rallied in the second half of the year. We have also added positions in sectors where we believe investors' short-term fears belie the long-term strengths of individual companies.

A Deliberate Approach to 2003

While the term "perfect storm" has perhaps been used too often, we believe it aptly describes what transpired in 2002. Even though we believe that the market has made a cyclical bottom consistent with the end of the bear market, we think the market will trade in a fairly narrow range for an extended period of time. Unfortunately, the exact extent of that range has yet to be determined, although the downside appears to have been established. Corporate profit growth appears to be the key to market performance in 2003. It is essential that profits rebound with the economy this year, as stocks are not cheap by historical standards. We believe the economy will move forward this year, as many of the excesses of the 1999-2000 "bubble" have been worked off, while favorable tax proposals and fiscal policies from Washington add an underpinning to the outlook.

Importantly, we believe the market will be driven by individual stocks, not broad sectors. The fits and starts of a slowly expanding economy will impact various companies, depending on their exposure to sources of economic strength. We intend to review the portfolio one stock at a time, with the objective of enhancing its overall quality and economic potential.

We appreciate your trust in us, and we thank you for investing in the Strong Advisor Common Stock Fund.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -24.10%

     5-year                       1.69%

     10-year                     10.16%

     Since Fund Inception        13.15%
     (12-29-89)

Class B/1/
----------------------------------------
     1-year                     -25.13%

     5-year                       1.98%

     10-year                     10.41%

     Since Fund Inception        13.35%
     (12-29-89)

Class C/1/
----------------------------------------
     1-year                     -21.08%

     5-year                       2.36%

     10-year                     10.27%

     Since Fund Inception        13.12%
     (12-29-89)

Class Z/2/
----------------------------------------
     1-year                     -19.26%

     5-year                       3.25%

     10-year                     11.20%

     Since Fund Inception        14.07%
     (12-29-89)

Equity funds are volatile investments and should only be considered for long-term goals.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

   /2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

        Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

   * The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. It invests, under normal circumstances, at least 80% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index* at the time of investment. The Fund can invest in futures and options for hedging and risk management purposes. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                   Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong Advisor     Russell MidCap(R)         Lipper Mid-Cap
               Mid Cap Growth Fund         Index*            Growth Funds Index*
 Dec 96             $10,000               $10,000                  $10,000
 Jun 97             $10,104               $11,263                  $10,329
 Dec 97             $11,385               $12,901                  $11,134
 Jun 98             $13,196               $14,079                  $12,332
 Dec 98             $13,035               $14,203                  $12,558
 Jun 99             $16,577               $15,671                  $14,590
 Dec 99             $25,031               $16,793                  $21,816
 Jun 00             $27,539               $17,652                  $22,754
 Dec 00             $22,911               $18,178                  $18,296
 Jun 01             $19,612               $17,821                  $16,017
 Dec 01             $15,841               $17,156                  $14,441
 Jun 02             $11,986               $16,177                  $11,933
 Dec 02             $ 9,865               $14,379                  $10,330

 + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was another difficult period for growth stock investors and for the Strong Advisor Mid Cap Growth Fund. For the third year in a row, the growth style of investing underperformed value-oriented stocks. The mid-cap growth universe consists of a preponderance of technology-and biotechnology-related companies, which can experience greater volatility in times of severe market weakness.

A Year of Volatility Despite Economic Improvement

Following modest losses in the first quarter, the Fund's Net Asset Value (NAV) declined sharply in the second and third quarters, before rebounding somewhat in the fourth quarter. On the whole, U.S. equity markets were under pressure the entire year, despite evidence that the U.S. economy was exhibiting moderate growth, low inflation, and strong productivity gains.

Frustrated by the absence of broad, sustainable rallies in U.S. equity markets, investors flocked to more-defensive sectors of the equity markets, such as energy, financial services, and consumer goods companies. In addition, investors adopted a short-term trading mentality, rather than a longer-term approach. The traditional growth-oriented stalwarts, namely software, telecommunications, and computer hardware, faced serious headwinds as businesses continued to reduce their capital spending. Recovery that was anticipated for the second half of the year failed to materialize, as investors began to question the durability of the economic recovery.

Perhaps the most important factor that affected the market and, ultimately, the Fund's performance during 2002 is investor trust and confidence in Wall Street. For the first time since 1988, stock funds suffered net redemptions. Widely reported accusations involving Enron, accounting firm Arthur Andersen, and the brokerage industry aggravated investors who came to trust neither corporate financial statements nor those compiling the figures. We view recent regulatory measures and high-profile indictments as important steps toward restoring this confidence.

Technology Leading to Underperformance

The Fund's performance in 2002 was hurt by its technology holdings, as well as by broad-based market weakness. Technology stocks performed in line with the overall market early in the year, but a softening trend in business IT spending then renewed the pressure on technology share prices. Although corporate spending did turn less negative, given its muted and irregular pattern, technology stocks remained volatile. Nonetheless, there were pockets of strength within the sector. The Fund's consumer-related technology holdings, such as publishers of popular software packages, held up well, even as key holdings in enterprise software and semiconductors struggled.

On a more positive note, consumer spending continued to grow in an otherwise lackluster economic year. Buoyed by low interest rates and a strong housing market, consumers continued to spend in spite of rising unemployment, lower stock prices, and geopolitical uncertainty. The Fund's holdings in homebuilders, specialty retailers, and restaurants performed relatively well in 2002. The Fund also benefited from investments in more stable growth companies in the healthcare sector.

Looking at the Year Ahead

Measuring the difference from market peak to market trough, the bear market of 2000-2002 now matches the one that took place in 1973-1974--but the current one has lasted more than 200 days longer! So it's not surprising that investors are discouraged. Caution, fear, and concern for the future have replaced the aggressive optimism of the 1990s.

As is often said, markets climb a wall of worry. The fears elicited by the war on terror, the "Axis of Evil," and the weakening job market form a formidable wall, but positive progress is possible. As growth managers, we fervently believe that over the long term, the path of earnings growth is what drives stock prices. We remain focused on selecting companies with improving balance sheets, strong competitive positioning, and high-quality management teams. When the negativity subsides and the underlying strength of the U.S. economy is once again apparent to all, we believe these companies should lead the market higher, driven in part by solid earnings improvement.

We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

Ronald C.Ognar
Portfolio Co-Manager

Derek V. W. Felske
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -41.15%

     3-year                     -28.17%

     5-year                      -4.14%

     Since Fund Inception        -1.41%
     (12-31-96)

Class B/1/
----------------------------------------
     1-year                     -43.16%

     3-year                     -29.78%

     5-year                      -3.96%

     Since Fund Inception        -1.10%
     (12-31-96)

Class C/1/
----------------------------------------
     1-year                     -39.11%

     3-year                     -27.17%

     5-year                      -3.50%

     Since Fund Inception        -0.93%
     (12-31-96)

Class Z/2/
----------------------------------------
     1-year                     -37.72%

     3-year                     -26.68%

     5-year                      -2.82%

     Since Fund Inception        -0.23%
     (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

   /2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

   * The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. It invests, under normal circumstances, at least 80% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2000(R) Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                   Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 12-31-02

                              [CHART APPEARS HERE]

            The Strong                          Lipper Small-
          Advisor Small      Russell 2000(R)      Cap Value
          Cap Value Fund        Index*          Funds Index*
Dec 97       $10,000            $10,000            $10,000
Jun 98       $11,730            $10,493            $10,419
Dec 98       $10,610            $ 9,745            $ 9,329
Jun 99       $12,230            $10,650            $ 9,873
Dec 99       $13,590            $11,817            $ 9,505
Jun 00       $15,860            $12,176            $ 9,976
Dec 00       $17,170            $11,460            $11,036
Jun 01       $21,140            $12,245            $12,747
Dec 01       $20,259            $11,745            $12,934
Jun 02       $21,842            $11,193            $13,398
Dec 02       $19,017            $ 9,339            $11,486

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In an especially challenging year, the Fund posted negative returns but outperformed its primary benchmark, the Russell 2000(R) Index, by a wide margin. The first five months of the year were strong, but market conditions deteriorated until an apparent bottom in October. Results were better during the mid-October and November periods, followed by a flattish December.

We are happy to report that the Fund has now completed a five-year track record and has outperformed its primary benchmark each year over this period.

Looking Back at a Choppy Year

The first five months of the year were driven by a rebound in U.S. corporate profits that continued from the end of December 2001. Corporate profitability was fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Profit growth was also aided by a number of temporary factors such as tax rebates, tax refunds, and a warm winter. Nationwide, new home sales steadily increased through the first quarter and new car sales surged in the last half of the quarter, indicating that U.S. consumer spending was holding up.

The latter half of the year was punctuated by concerns about war with Iraq and disappointing news about the economy. The third quarter was especially difficult, with the market producing its worst quarter since 1987. The market appeared to reach bottom in October and then rallied until December. At that point, additional concerns about Iraq and problems in Venezuela caused oil prices to spike above the $30 per barrel level, and led the market into a decline.

Although nearly all major stock indices posted negative double-digit returns for the year, value stocks continued with a third straight year of outperforming growth stocks.

Contributors to Our Performance This Year

We began the year with strong overweightings in basic materials--especially precious-metals stocks--and energy. We maintained these weightings over the year, which contributed positively to our performance. Precious-metals stocks were the best-performing area for the year. Gold prices rose 25% for the year, and many of our precious-metals stocks experienced more than threefold increases. Energy exploration and production stocks were also strong performers, as oil prices rose 57% and natural-gas prices rose 47%. Other positive contributors to the Fund's performance came from a broad range of sectors.

While energy exploration and production stocks performed well, energy service companies performed poorly. This was due to poor demand, poor execution of business plans, inclement weather, and project delays. And although the Fund was underweighted in technology, performance did take its share of lumps from the sector.

Over the year, we were underweighted in financial services, the best-performing sector of the market overall. We had underestimated the extent to which the Federal Reserve would aggressively lower interest rates. Also, we were uncomfortable with the valuation levels we were seeing in the marketplace, and with the increase in nonperforming loans at banks.

Looking Ahead

After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush Administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. The market decline has resulted in an expansion of the small-cap stock universe, which we believe creates more attractive potential for small caps. We remain committed to our value style of investing, and we believe that it can continue to outperform.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -11.59%

     3-year                       9.45%

     5-year                      12.11%

     Since Fund Inception        12.11%
     (12-31-97)

Class B/1/
----------------------------------------
     1-year                     -11.93%

     3-year                       9.88%

     5-year                      12.62%

     Since Fund Inception        12.62%
     (12-31-97)

Class C/1/
----------------------------------------
     1-year                      -7.93%

     3-year                      11.02%

     5-year                      12.89%

     Since Fund Inception        12.89%
     (12-31-97)

Class Z/2/
----------------------------------------
     1-year                      -6.13%

     3-year                      11.85%

     5-year                      13.72%

     Since Fund Inception        13.72%
     (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

   /1/ Load adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

   /2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

        Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

   * The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.s. Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to their intrinsic value as determined by discounted cash flows, earnings, and asset value. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital. The manager may use a risk management tool to attempt to limit the different between the Fund's return and the return of a style-specific benchmark. The manager may sell a holding when its fundamental qualities deteriorate. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong                      Lipper Large-
               Advisor U.S.     S&P 500          Cap Value
                Value Fund      Index*          Funds Index*
Dec 95           $10,000        $10,000           $10,000
Jun 96           $11,296        $11,009           $10,883
Dec 96           $12,810        $12,295           $12,107
Jun 97           $15,126        $14,827           $14,189
Dec 97           $16,822        $16,395           $15,554
Jun 98           $19,327        $19,297           $17,539
Dec 98           $20,632        $21,080           $18,391
Jun 99           $22,231        $23,689           $20,456
Dec 99           $23,736        $25,515           $20,373
Jun 00           $23,305        $25,408           $19,968
Dec 00           $23,323        $23,194           $20,771
Jun 01           $21,952        $21,642           $20,012
Dec 01           $20,590        $20,440           $18,990
Jun 02           $19,321        $17,752           $17,261
Dec 02           $17,120        $15,924           $15,254

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures./2/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During 2002, value stocks performed substantially better than growth stocks. However, all categories delivered negative returns. Thanks to our valuation discipline and our focus on selecting companies with strong balance sheets, we were able to outperform both our broad-based index, the S&P 500 Index, and our peer benchmark, the Lipper Large-Cap Value Funds Index.

Multiple Challenges Facing the Stock Market

The S&P 500 continued its downward trend in 2002, posting a loss for the third consecutive year. This is the first time the S&P has declined for three years in a row since 1939-41. The markets began the year with modest strength buoyed by optimism that the economy had strengthened after the tragic terrorist attacks on America. However, it quickly became apparent that the economic recovery would not be as robust as many had predicted. The result was an exceptionally strong sell-off that saw the S&P 500 fall by more than 30% from its March high to its July low. The market rallied in August, but retested its lows again in October. Although the S&P was able to make a nice move off its October lows, the index still finished the year well below its starting value.

The year was also marked by corporate scandal. As allegations of fraud were repeatedly leveled at many high-profile companies, several large companies burdened by excessive debt levels were forced into bankruptcy. With negative stories taking the headlines, many Americans began to lose faith in corporate America--and equity investing. We believe it's essential to remember, however, that despite the deplorable actions of a few executives, the vast majority of corporate America is honest.

Company Selection Benefited Returns

The Fund's performance was enhanced by our selection of strong stocks in the financial, industrial, and healthcare sectors. At the other end of the spectrum, however, holdings within the consumer discretionary and technology areas contributed negatively to returns. We generally keep the Fund's weightings in market sectors within tight bands. That said, modest underweightings in consumer discretionary and technology stocks, coupled with slight overweightings in industrials and materials, had positive impact on the Fund's returns.

In selecting stocks for the Fund, we continue to seek out companies with solid assets, manageable debt levels, and credible managements teams--and to buy these companies at attractive prices by identifying them when they are temporarily out of favor in the market.

What is Your Future Outlook?

Among the greatest factors driving a stock's price are changes in expectations regarding both the company's future earnings and the stock's valuation levels. In 2003, we believe these expectations will be most influenced by our country's ability to continue the risks in the Middle East. Should the U.S. successfully disarm Iraq and effect a regime change (peacefully or not), investor confidence and expectations are likely to increase--along with stock prices. If, however, we are less successful on the geopolitical front, the stock market is more likely to continue to languish in 2003.

The S&P 500 has only posted four straight years of decline once--and that came in the early years of the Great Depression, from 1929-32. While the rareness of this historical pattern does not guarantee positive returns in 2003, we believe it's important to remember that, historically, the markets have moved in cycles of gains and losses. In any events, we recognize that volatile markets can present investors with opportunities to buy good companies at attractive prices. Our aim is to continue to work to capitalize on such opportunities as they emerge.

We thank you for your investment in the Strong Advisor U.S. Value Fund, and we appreciate the confidence you've placed in us.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -21.16%

     3-year                     -12.15%

     5-year                      -1.02%

     Since Fund Inception         6.81%
     (12-29-95)

Class B/1/
----------------------------------------
     1-year                     -22.01%

     3-year                     -12.67%

     5-year                      -0.88%

     Since Fund Inception         7.05%
     (12-29-95)

Class C/1/
----------------------------------------
     1-year                     -18.05%

     3-year                     -10.95%

     5-year                      -0.47%

     Since Fund Inception         7.05%
     (12-29-95)

Class K/1/
----------------------------------------
     1-year                     -15.98%

     3-year                     -10.01%

     5-year                       0.56%

     Since Fund Inception         8.14%
     (12-29-95)

Class Z/2/
----------------------------------------
     1-year                     -16.86%

     3-year                     -10.32%

     5-year                       0.35%

     Since Fund Inception         7.98%
     (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

   /1/ Load adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund's Class Z (formerly Investor Class )shares' performance. Please consult a prospectus for information about all share classes.

   /2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Advisor Focus Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses on stocks of 30 to 40 companies that its managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a stock when the company's growth prospects become less attractive. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong                          Lipper Multi
                 Advisor           S&P 500           -Cap Growth
                Focus Fund           Index*          Funds Index*
 Nov 00           $9,425           $10,000             $10,000
 Dec 00           $9,670           $10,049             $10,311
 Mar 01           $7,191           $ 8,858             $ 8,018
 Jun 01           $7,342           $ 9,376             $ 8,789
 Sep 01           $5,580           $ 8,001             $ 6,468
 Dec 01           $6,239           $ 8,856             $ 7,717
 Mar 02           $5,881           $ 8,880             $ 7,453
 Jun 02           $5,259           $ 7,691             $ 6,163
 Sep 02           $4,496           $ 6,363             $ 5,112
 Dec 02           $4,515           $ 6,899             $ 5,415

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in:(1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Investors were generally nervous and concerned during 2002, making them very risk-averse and inclined to favor safer investments over equities. During the year, we continued to emphasize companies with the most positive revenue, earnings, and cash flow prospects. Moreover, the troubling fundamental and psychological tone of the market caused us to become more defensive with our holdings and cash position in the second quarter.

Continuation of the Bear Market

The year 2002 marked the third year of the bear market for equities. Many factors contributed to the weak environment for equities in the past year. The economy found recovery elusive. Corporate earnings slowed. Scandals at many of the country's leading corporations, including allegations of accounting fraud and other failures of corporate governance, eroded investor confidence. The dollar weakened against foreign currency. And the continuing war on terrorism also took a toll.

While consumer spending was generally solid, businesses remained reluctant to spend and invest in a deflationary environment that, given excess capacity worldwide in a number of industries, offers the prospect for lower prices for goods and services in the future.

The sharp contrast between the speculative equity peaks of the late 1990s and the current environment has made investors nervous and concerned. And when investors feel that way, they lend to avoid long-term investments and instead put their money in other places, such as homes or autos, and choose bonds and other safe havens for their investment dollars. As investors looked for safety, true growth stocks with higher valuations and low yields suffered the most. This trend affected the Fund's performance for the year more than any other factor.

Keeping Our Focus On Fundamentals

In the face of this challenging environment, we continued to focus on identifying those companies that have the strongest financial statements, along with dominance of the markets in which they operate. We also heightened our attention to valuations, to help ensure that the companies we select have room to appreciate as economic conditions improve.

Another area of investment we favored was in companies with good and growing dividends or high, free cash flows that should allow for future dividend growth. We continue to seek out such companies for the portfolio. We believe that the strategy of combining companies that offer strong earnings-growth potential at a reasonable price with those that offer moderate growth and the potential for high dividend growth is a solid strategy for the years ahead.

We are committed to investing in what we believe are the best companies over the long term, rather than falling into the trap of becoming short-term traders. Of course, we work to spot (and sell) troubled companies early. For example, in 2001, we were able to sell such companies as Enron and Tyco before they were battered by corporate scandal.

Our Outlook for 2003

Although we know that recent years have been difficult for investors, we continue to believe that our philosophy and style of investing--which served the Fund quite well since its inception--will return to favor once the economy has navigated through the current tense period. The economy should improve in 2003, helped by the Federal Reserve's efforts to stimulate activity, and businesses should slowly loosen their purse strings as the year progresses. The liquidity that the Fed has provided has already helped some sectors that normally lead a recovery to benefit. For recovery to truly take hold, though, we will now need to see an improvement in corporate earnings. With the improving economic trends and recent firming of prices on many commodities and intermediate goods, corporate earnings now appear poised for gradual improvement. We believe that industrial sectors should do well in this phase of the economic turnaround, and we have positioned the Fund accordingly.

New proposals from the President may also help to stimulate both equity investment and economic activity. Against this backdrop, equities are starting to look attractive again on a long-term basis relative to short-and long-term interest rates, a situation that may help to reverse the long bear market.

It is true that the uncertain geopolitical environment remains a wild card, with uncertain impact on both the markets and the economy.

Nonetheless, what we have seen after this difficult period is that our economic system remains intact. The tools are in place to help us work our way through recent concerns, and in time we will see brighter days.

We thank you for your continued confidence in the Strong Advisor Focus Fund.

Ronald C. Ognar
Portfolio Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -31.77%

     Since Fund Inception       -31.71%
     (11-30-00)

Class B/1/
----------------------------------------
     1-year                     -32.79%

     Since Fund Inception       -33.07%
     (11-30-00)

Class C/1/
----------------------------------------
     1-year                     -28.79%

     Since Fund Inception       -30.17%
     (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

        The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Select Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Select Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 30 to 40 companies of any size that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well-positioned in a growth industry). The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach.

                   GROWTH OF AN ASSUMED $10,000 INVESTMENT+
                            From 12-29-00 to 12-31-02

                              [CHART APPEARS HERE]

                     The Strong                          Lipper Multi
                      Advisor           S&P 500           -Cap Growth
                    Select Fund          Index*          Funds Index*
    Dec 00            $9,425             $10,000              $10,000
    Mar 01            $7,549             $ 8,815              $ 7,776
    Jun 01            $8,454             $ 9,331              $ 8,524
    Sep 01            $6,635             $ 7,962              $ 6,273
    Dec 01            $7,531             $ 8,812              $ 7,484
    Mar 02            $7,191             $ 8,837              $ 7,228
    Jun 02            $6,277             $ 7,653              $ 5,977
    Sep 02            $5,683             $ 6,332              $ 4,958
    Dec 02            $5,760             $ 6,866              $ 5,252

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for the other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security.
     Circumstances subsequent to the purchase of the security, such as change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Although the Fund produced a negative return during 2002--as did virtually every major market sector--its performance benefited from adopting a defensive positioning during what proved to be a very challenging year. As a result, the Fund performed strongly relative to its peer benchmark, the Lipper Multi-Cap Growth Funds Index.

Three Primary Sources of Concern

During 2002, investors endured the third year of a bear market, with no sector of the S&P 500 delivering a positive return for the year. Many negative factors contributed to the difficult environment, but three concerns appeared to drive investor psychology--and the markets--for much of the year. These were: corporate scandals, the potential for a double-dip recession, and the possible emergence of deflation.

The well-publicized boardroom scandals at a handful of high-profile companies fueled a widespread fear that the misdeeds at these few companies were evidence of greed and deceit at almost all public companies. While the cases of serious wrongdoing did in fact prove to be quite isolated, the impact they had on investors was not.

Stock market returns in 2002 also reflected what seemed to be an endless public debate on the direction and health of the U.S. economy. Specifically, investors feared that consumer spending, which had remained quite resilient, would start to weaken--and it appeared unlikely that corporate spending would accelerate to make up the difference.

Finally, fears of deflation started surfacing in the spring, when it seemed even more apparent that a solid economic recovery wasn't taking hold. These fears were sparked by the pressure that international competition seems to be having on the price that companies can derive from their goods and services. These three major concerns, exacerbated by other items such as negative flows to mutual funds, rising geopolitical tensions, and rampant hedge-fund speculation, created an environment in which it was difficult for nearly all styles of investors to make money.

Our Approach to a Shifting Market

The Fund started the year positioned for an economic recovery, with an overweighting in technology and an underweighting in more defensive stocks, such as healthcare and consumer staples, compared to its broad-based benchmark, the S&P 500 Index. This positioning hurt the Fund in the first quarter, as investors realized that 2002 would not bring with it a normal economic recovery.

Our subsequent repositioning of the Fund in a more defensive posture made healthcare and consumer discretionary stocks our two areas of emphasis. This repositioning contributed positively to performance, helping the Fund to avoid steeper losses in the year's second and third quarters. At the start of the fourth quarter, we slightly increased the Fund's exposure to more economically sensitive sectors, such as technology and cyclicals. At the same time, we decreased our overweighting, compared to our broad-based benchmark, in consumer-related holdings. These changes allowed us to partially benefit from the year-end rally in these growth sectors.

The Outlook for 2003

It appears that the most difficult stages of this bear market are now behind us. Dramatically lowered investor expectations, reduced corporate cost structures, improved management accountability, and a renewed focus on balance-sheet repair, improved cash flow, and return on investment should all help to bolster the market in the months ahead.

The final ingredient necessary for the equity markets to recover is the return of investor confidence. Whether and when that will happen will ultimately hinge on the resolution of the conflict with Iraq, and a containment of global terrorism concerns. Until these vital issues are resolved, it's likely that we will experience slow but improving growth and significant volatility as speculators react to any sign of economic improvement.

We're also likely to see a return to a stock-picker's market, as investors respond to fundamental improvement at individual companies rather than broad market trends. In these conditions, it is of paramount importance to make careful stock selections. We expect the markets to strongly favor companies with innovative products and the potential to add new customers--along with the ability to deploy new capital and earn an attractive return on it. With our time-tested fundamental research, we are committed to identifying these uncommon opportunities.

We appreciate your investment in the Strong Advisor Select Fund.

Thomas J. Pence
Portfolio Co-Manager

Eric Voss
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -27.94%

     Since Fund Inception       -24.05%
     (12-29-00)

Class B/1/
----------------------------------------
     1-year                     -29.04%

     Since Fund Inception       -24.90%
     (12-29-00)

Class C/1/
----------------------------------------
     1-year                     -24.95%

     Since Fund Inception       -22.29%
     (12-29-00)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

        The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in the Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio can invest in futures and options transactions for hedging and risk-management purposes. Also, the Fund writes put and call options. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding when its fundamental qualities deteriorate.

                   Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 12-31-02

                              [CHART APPEARS HERE]

                 The Strong                          Lipper Science
                   Advisor           S&P 500          & Technology
               Technology Fund       Index*           Funds Index*
 Nov 00          $9,425            $10,000             $10,000
 Dec 00          $8,737            $10,049             $ 9,895
 Mar 01          $6,664            $ 8,858             $ 6,878
 Jun 01          $8,162            $ 9,376             $ 7,708
 Sep 01          $4,694            $ 8,001             $ 4,873
 Dec 01          $6,816            $ 8,856             $ 6,459
 Mar 02          $6,458            $ 8,880             $ 6,000
 Jun 02          $4,683            $ 7,691             $ 4,349
 Sep 02          $3,399            $ 6,363             $ 3,266
 Dec 02          $4,003            $ 6,899             $ 3,786

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

After a difficult year, particularly in the third quarter, technology stocks rebounded in the fourth quarter. Nonetheless, many technology stocks--including holdings in the portfolio--experienced dramatic declines in 2002 as the earnings recovery for technology companies remained elusive.

Our Approach to a Challenging Year

At the beginning of the year, we anticipated a gradual improvement in the U.S. economy, followed by a rebound in corporate spending on information technology. This outlook was overly optimistic, however, as the economic recovery remained weak, as did corporate IT expenditures. The major technology end markets--personal computers, wireless phone handsets, and consumer electronics--also were sluggish.

As a result, earnings estimates, growth rates, and valuations for technology companies remained under pressure. While the technology sector and overall economy were weaker than we anticipated--and our results for the year therefore disappointing--we were able to keep the Fund's returns near the top third of our peer group of technology funds.

One factor that boosted the Fund's performance was our continued avoidance of telecommunication and related companies. Given severe overcapacity issues and other significant problems, we believe that this sector is likely to be the last portion of the technology market to recover. Instead, we focused our attention on software and semiconductor companies, but in the challenging environment, these were also weak performers.

Seeking Out Higher-quality Stocks

Over the year, we continually reviewed our holdings and actively sought out opportunities to upgrade the quality of the companies in the portfolio. These efforts continue in 2003. To this end, we focus on companies that post real earnings, have sustainable profit margins, enjoy positive cash flow, and present strong balance sheets. In addition to these qualities, we want companies that hold leadership positions in the markets they serve.

We believe that the IT spending environment may remain difficult in 2003. If this holds true, it would be likely to force many of the weaker players out of the market, benefiting the stronger companies we seek to emphasize. We are positioning the Fund in companies that should benefit from consolidating markets and emerge as leaders when the recovery occurs. In addition, we have expanded our research efforts in the areas of medical technology and biotechnology. These segments appear poised to benefit from new innovations--and an aging population that is going to need them.

Looking Ahead At the Economy and the Sector

The uncertain geopolitical environment remains an issue both for technology stocks and the broader market. While that situation may be somewhat unpredictable, we continue to believe that technology companies' fortunes will improve with a sustained economic recovery. We expect corporate spending on IT initiatives to improve later in 2003. That period may also bring better growth prospects in major technology end markets such as PCs and cellular handsets, providing another potential boost for carefully selected technology stocks.

The economy appears likely to remain in a low-inflation mode for some time to come. In such an environment, investors are typically willing to pay a premium for growth. It remains our conviction that, in the long term, technology stocks will be premier growth investments, as innovation will continue to be the primary driver of economic growth in the years to come.

We thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart
Portfolio Co-Manager

Deborah L. Koch
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -44.65%

     Since Fund Inception       -35.54%
     (11-30-00)

Class B/1/
----------------------------------------
     1-year                     -46.51%

     Since Fund Inception       -37.31%
     (11-30-00)

Class C/1/
----------------------------------------
     1-year                     -42.49%

     Since Fund Inception       -34.28%
     (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

        The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Endeavor Large Cap Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Endeavor Large Cap Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may invest up to 25% of its assets in foreign securities. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                   Growth of an Assumed $10,000 Investment+
                            From 9-28-01 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong                          Lipper Multi-
             Advisor Endeavor      S&P 500            Cap Core
              Large Cap Fund        Index*          Funds Index*
Sep 01           $ 9,425           $10,000            $10,000
Dec 01           $10,222           $11,068            $11,338
Mar 02           $ 9,710           $11,099            $11,327
Jun 02           $ 8,330           $ 9,613            $ 9,914
Sep 02           $ 7,133           $ 7,953            $ 8,345
Dec 02           $ 7,287           $ 8,623            $ 8,873

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was a difficult one for growth investors, with growth stocks underperforming value stocks and the broader market. As we entered the year, investors widely anticipated an economic recovery, and we positioned the Fund to take advantage of such an event. Unfortunately, a strong recovery did not take hold, causing stock prices--particularly among growth companies--to decline.
A shift to core growth holdings helped the Fund's performance, until a fourth-quarter rally in lower-quality technology shares caused such stocks to underperform.

Many Reasons for Volatility

Through most of the year, stock prices reflected disappointment in the absence of a solid economic recovery. As economic data failed to point to a significant recovery, the markets began to sell off at the end of the first quarter of 2002, and as companies closed their books for the first quarter, many failed to meet expectations for revenue and earnings. This put further pressure on equities, and the major indices continued to fall.

As summer approached, there were more factors putting pressure on stock prices. Bankruptcy led to serious concerns regarding not only the integrity of corporate management teams, but also the very validity of the accounting standards used in evaluating companies. Major accounting irregularities and bankruptcies accelerated the erosion of confidence.

Entering the third quarter, a different fear came to the fore: deflation, which could seriously cut into the prices companies could earn from their products and services. This put further pressure on the markets, and it wasn't until the start of the fourth quarter that the markets began to rebound. In our estimation, there was not much in terms of fundamental improvement to justify the late-year turnaround. We believe that much of the upward movement owed more to investors' fear of missing a year-end rally than to anything else.

There were also several additional factors that affected the markets and the Fund throughout the year. Foremost among these was the threat of war and terrorism, which hampered both business spending and investor sentiment throughout the year. Companies that generated significant amounts of cash simply let it sit, rather than commit it to new projects.

Balancing Growth Potential With Defensive Holdings

Our strategy for most of the year was to manage risk by investing a portion of the Fund in core growth companies that offer relatively stable earnings, while putting another portion in companies poised to benefit most from the eventual recovery in corporate spending.

As economic data and anemic corporate profits in the first months of the year pointed to a more muted recovery than anticipated, we heightened our focus on core growth companies. Among the core areas where we increased our exposure were healthcare and consumer staples.

The Fund also benefited from underweighting pharmaceutical companies. In the large-cap sector, these companies are typically believed to offer defensive characteristics, but their current shortage of innovative drugs temporarily erased that benefit.

What's to Come in the Year Ahead

We are cautiously optimistic about the prospects for a long-awaited market recovery in 2003. We believe the most difficult stages of this bear market are behind us. Dramatically lowered investor expectations, reduced corporate cost structures, improved management accountability, and a renewed focus on balance-sheet repair, improved cash flow, and return on investment should all help to bolster the market in the months ahead.

The final ingredient necessary for the equity markets to recover is the return of investor confidence. Whether and when that will happen will ultimately hinge on the resolution of the conflict with Iraq, and a containment of global terrorism concerns. Until these vital issues are resolved, it's likely that we will experience slow but improving growth and significant volatility as speculators react to any sign of economic improvement. We're also likely to see a return to a stock-picker's market, as investors respond to fundamental improvement at individual companies rather than broad market trends.

We thank you for your investment in the Strong Advisor Endeavor Large Cap Fund.

Thomas J. Pence
Portfolio Co-Manager

D. Paul Berg
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
----------------------------------------
     1-year                     -32.83%

     Since Fund Inception       -22.25%
     (9-28-01)

Class B/1/
----------------------------------------
     1-year                     -33.95%

     Since Fund Inception       -22.21%
     (9-28-01)

Class C/1/
----------------------------------------
     1-year                     -29.95%

     Since Fund Inception       -18.84%
     (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in the Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor International Core Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor International Core Fund seeks capital growth. The Fund selects, under normal conditions, stocks of any size from any country, including emerging markets, that appear to have strong growth potential or that may be a good value based on valuation measures such as earnings, cash flow, or asset value. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

                   Growth of an Assumed $10,000 Investment+
                            From 9-28-01 to 12-31-02

                              [CHART APPEARS HERE]

            The Strong
             Advisor                           Lipper
          International                     International
            Core Fund       MSCI EAFE*      Funds Index*
Sep 01       $9,425          $10,000           $10,000
Dec 01       $9,811          $10,697           $10,844
Mar 02       $9,793          $10,752           $11,111
Jun 02       $9,538          $10,524           $10,901
Sep 02       $8,030          $ 8,447           $ 8,763
Dec 02       $8,332          $ 8,992           $ 9,345

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75% performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended December 31, 2002, the Fund underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund benefited from its exposure to emerging markets, particularly Mexico and South Korea. On the other hand, underweightings in the U.K. and Japan hurt relative performance. Currency movements had a significant, positive impact on performance, as the euro, yen, and British pound all strengthened relative to the U.S. dollar.

Global Markets Under Pressure

Despite interest-rate cuts and market rallies in the fourth quarter, the world's stock markets faced significant selling pressures for the third year in a row, with nearly all developed markets posting double-digit declines and all global sectors falling in value in 2002. Three major issues dominated the global financial landscape throughout the year:

.. The sluggish global economy;

.. Geopolitical tensions--particularly with Iraq; and

.. Corporate governance and accounting scandals.

As a result, corporate earnings were disappointing, and stock valuations fell around the world.

Asia was the best-performing region, supported by improving local economies such as South Korea and Thailand, and expanding intra-regional trade (especially with China). Even Japan's stock market proved more resilient than the U.S. and European markets, despite that country's weak banking sector and poor consumer spending. Germany was the worst-performing of the developed markets, suffering from slowing exports, high real interest rates, and rising taxes.

One of the better-performing sectors, consumer staples, saw stocks fall only modestly, supported by these companies' defensive characteristics, such as solid balance sheets and good cash flows. Surprisingly, several of the traditionally defensive sectors such as healthcare and utilities provided little protection in this difficult year, while more economically sensitive sectors such as materials and energy experienced only minor declines. Information technology and telecommunication were the weakest sectors around the globe, continuing a trend begun in the first half of 2000.

Our Focus On Companies With Fundamental Strength

Throughout 2002, we maintained a cautious outlook on the world's economies and the prospects for a corporate earnings recovery. In selecting stocks for the portfolio, we placed our focus on companies that we believe have the ability to improve their earnings--even in a difficult economic environment. In addition to balance-sheet strength, other positive characteristics we looked for included strong cash-flow growth and flexible operations. Several stocks in the consumer staples and energy sectors demonstrated these key qualities, and subsequently contributed positively to the Fund's performance.

Other factors that played a role in our stock selection included new product flow, effective cost-containment measures, and management's ability to adjust to the competition. Japanese holdings Toyota Motor and Canon gained market share in their respective industries, and reported better-than-expected earnings. Ryanair of Ireland expanded its discount airline routes in Europe and exceeded analysts' forecasts for the year, while flagship national carriers struggled with heavy cost structures.

But 2002 was a year marked by its disappointments. For example, AA-rated insurer Swiss Reinsurance was battered along with other major financial services companies that had assets affected by the global stock market decline. Suez, the French water utility, saw its stock fall out of favor with investors due to its operations in troubled Brazil. And the rout of telecommunication stocks was all-encompassing, affecting even a well-diversified conglomerate like Hutchinson Whampoa.

The Global Outlook for 2003

In the coming year, we believe the key drivers for global stock-market health are likely to be corporate profitability and improving labor market conditions. Rising profits would help to support stock prices, while stable employment would help to improve consumer confidence. Without progress in these two areas, we believe the global recovery will remain slow. In the near term, we feel world equity markets are likely to remain sensitive to news regarding geopolitical developments, corporate earnings, and monetary and fiscal policy.

On a relative basis, emerging markets offer good opportunities given their low valuations and higher dividend yields. Within the established European equity markets, we expect investors to reward those companies that are able to deliver on their business goals, and turn away from those that fall short. In those markets where expectations for recovery are already muted--Japan is one example--there is the potential for positive surprises.

We thank you for your investment in the Strong Advisor International Core Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/
--------------------------------------------------
         1-year                             -20.00%

         Since Fund Inception               -13.51%
         (9-28-01)

Class B/1/
--------------------------------------------------
         1-year                             -20.19%

         Since Fund Inception               -12.78%
         (9-28-01)

Class C/1/
--------------------------------------------------
         1-year                             -16.19%

         Since Fund Inception                -9.50%
         (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

        An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   * The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Small/Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-and medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(R) Index and Russell Midcap(R) Growth Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock. The Fund may invest up to 20% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment+
                            From 3-28-02 to 12-31-02

                              [CHART APPEARS HERE]

               The Strong Advisor U.S.     Russell MidCap(R)   Lipper Small-Cap Growth
              Small/Mid Cap Growth Fund        Index*                Funds Index*
Mar 02                 $9,425                  $10,000                 $10,000
Apr 02                 $9,463                  $ 9,806                 $ 9,736
May 02                 $8,605                  $ 9,695                 $ 9,346
Jun 02                 $8,106                  $ 9,045                 $ 8,651
Jul 02                 $6,975                  $ 8,163                 $ 7,424
Aug 02                 $7,012                  $ 8,207                 $ 7,413
Sep 02                 $6,795                  $ 7,450                 $ 6,964
Oct 02                 $6,993                  $ 7,827                 $ 7,261
Nov 02                 $7,549                  $ 8,370                 $ 7,869
Dec 02                 $6,730                  $ 8,040                 $ 7,343

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was a very difficult period for small-and mid-cap growth investors. This Fund was no exception, posting negative absolute returns and underperforming its benchmarks. While growth-style stocks significantly underperformed value stocks in the first half of the year, in the second half, growth stocks began to outperform. In the fourth quarter, investors sold high-quality growth stocks to speculate on depressed technology stocks, which hurt our performance.

Myriad Challenges Facing the Market

Investment results in 2002 were heavily influenced by several extraordinary events. We saw Enron, the seventh-largest company in the U.S., go bankrupt in the wake of suspect accounting practices; the country's largest accounting firm also fell in the scandal.

In time, accounting practices were even challenged at growth companies. Additional questions about corporate governance, along with allegations of accounting fraud, contributed further to a crisis of investor confidence in corporate America. Geopolitical tensions also exacerbated the market weakness.

In retrospect, with so much turmoil both at home and abroad, it was not entirely surprising that the overall stock market had a poor year. When perceptions of risk increase, the prices investors are willing to pay for stocks contract; unfortunately, the prices tend to contract the most for the highest-growth stocks. This trend clearly hurt our results in 2002.

Focusing On High-quality Growth

The Fund's performance for the first three quarters of the year was in line with its peers, with consumer growth stocks and more defensive groups such as healthcare showing relative strength in a troubled market. Our decision to overweight the consumer area turned out to be a positive one, with our retail and restaurant stocks doing very well in the first nine months of the year. This was based on our belief that the economic recovery would be driven more by consumer spending than by corporate capital expenditures on technology and telecommunication.

In the fourth quarter, however, the most depressed growth companies--primarily in technology and telecommunication--staged an explosive rally. Because our focus is primarily on higher-quality companies, we did not participate in this rally, as few of these companies fell within our investment criteria.

Earlier in the period, we believed we had identified technology companies that could flourish in the difficult economic environment, but that did not prove to be the case. Our sell discipline led us to eliminate these companies from the portfolio, leaving the Fund with a significant under-weighting in technology at the end of the third quarter. Although we added to our technology holdings in the fourth quarter, favoring stocks in those areas where future growth prospects appeared strong, we nonetheless missed out on most of this rally.

Although our investment style caused the Fund to lag in the fourth quarter (and for the year), we remain committed to seeking out the highest-quality, fast-growing, small-and mid-sized companies we can find in the marketplace. We believe this recent rally in lower-quality companies will not be sustained; over the long haul, we have seen that strong fundamentals are an essential factor driving stock performance.

After almost three years of growth stocks underperforming value stocks, the shift toward growth's outperformance in the second half was a welcome event. In time, we are confident that higher-quality growth stocks should come to the fore.

The Environment for Small-and Mid-cap Growth

Looking forward, we are very encouraged. Valuations are attractive, and we can see signs that profits are improving among companies in our area of the market. That, coupled with the broader economic recovery, could provide a positive backdrop for small-and mid-cap growth stocks over the next few years.

We believe we have positioned the Fund to benefit from this change in market leadership. While so far the poorest-quality growth stocks have advanced, we are confident that eventually the highest-quality companies will be rewarded.

Thank you for investing in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press
Portfolio Manager

Total Returns/1/
As of 12-31-02

Class A/2/
--------------------------------------------------
         Since Fund Inception            -32.70%
         (3-28-02)

Class B/2/
--------------------------------------------------
         Since Fund Inception            -33.60%
         (3-28-02)

Class C/2/
--------------------------------------------------
         Since Fund Inception            -29.60%
         (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

   /1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

   /2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

        A Fund's performance, especially for very short periods, should not be the sole factor in making your investment decisions.

   * The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Large Company Core Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Large Company Core Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. To select investments, the managers give equal emphasis to capital appreciation and current yield in order to achieve the Fund's investment objective, and may invest in convertible securities of any quality to generate higher income. The Fund may invest up to 25% of its net assets in foreign securities.

                   Growth of an Assumed $10,000 Investment+
                            From 11-3-97 to 12-31-02

                              [CHART APPEARS HERE]

            Strong Advisor Large            S&P 500         Lipper Large-Cap
              Company Core Fund              Index*         Core Funds Index*
Oct 97           $ 9,425                    $10,000             $10,000
Dec 97           $ 9,707                    $10,366             $10,492
Jun 98           $10,543                    $12,201             $12,385
Dec 98           $10,860                    $13,328             $13,318
Jun 99           $11,868                    $14,978             $14,664
Dec 99           $13,558                    $16,132             $15,895
Jun 00           $14,408                    $16,064             $16,196
Dec 00           $13,359                    $14,665             $14,724
Jun 01           $12,289                    $13,683             $13,576
Dec 01           $11,927                    $12,923             $12,834
Jun 02           $10,811                    $11,224             $11,248
Dec 02           $10,205                    $10,068             $10,109

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund outperformed the S&P 500 Index in 2002 by a considerable margin, though it did post a negative return for the year. Our aversion to lower-quality companies kept the Fund from participating in the rally that took place in November, but the strategy served the Fund well for the bulk of the year.

Volatility in the Equity Markets

The market tried to rally early in the year, on the hopes that the post-September 11 monetary stimuli would help produce greatly improved corporate earnings. Corporate earnings did grow, but not robustly. Investor psychology quickly went from hopeful to fearful in the face of numerous factors. The biggest of these was the continuing saga of corporate malfeasance. Fortunately, we had made management credibility one of the cornerstones of our stock-selection process long before it was fashionable.

In November, the Fed shocked the market with an unexpected 50-basis-point interest-rate cut. Most of the stocks that saw impressive gains following these actions were those with high levels of debt--stocks we avoided. To finish off the year, December saw the index give back some of its gains from the previous two months, with increasing fears concerning war, corporate earnings, and deflation.

Another negative factor in stocks' performance was the rising number of corporate and personal bankruptcies, despite record-low interest rates. Also, deflation became a powerful force in investor psychology. These negatives, however, also played to our strengths, as we have long avoided companies with excessive debt, sidestepped most consumer-oriented companies, and focused on strong balance sheets.

An Established Investment Approach Helped Performance

In the face of rising rates of personal and corporate bankruptcies and fears of deflation, we sought to avoid companies that could become embroiled in scandal. We also continued to shun companies with high levels of debt and those whose fortunes are closely tied to the consumer. Rather, we focused our efforts on identifying firms with strong balance sheets.

While we have always given attention to the total return equation (capital appreciation plus income) in choosing securities, that viewpoint appears to be particularly beneficial now. In 2002, stocks that did pay dividends notably outperformed those that did not, as risk-wary investors sought the defensive nature of income-paying stocks. Now that there are serious proposals to eliminate the taxation of dividends paid to shareholders, these stocks may become even more attractive in the months to come.

Over the years, we've learned to be humble and listen to the market--working with what it gives us, rather than trying to force our beliefs on it. Last year, the market didn't give us much to work with, but by avoiding mistakes, scandals, and excessive debt, we were able to post one of our best years ever in terms of return relative to the market.

Looking for Recovery in 2003

We continue to believe that neither we, nor anyone else, can consistently forecast the future. So rather than try to make predictions, we'll focus our energy on buying healthy, industry-leading companies run by solid managers and selling at attractive prices. We plan to stay nearly fully invested and to keep our sector allocations as close to a neutral level as we can.

The Fed's recent words and actions regarding its all-out war on deflation will set the tone for early 2003. In addition to the question of fighting deflation, other themes that we anticipate seeing this year are efforts to improve corporate earnings and the potential for international conflict. Although, as noted previously, we avoid making broad predictions, we anticipate that, given current investor sentiment and market valuations, we will most likely see a low-growth environment in the coming year, with continued recovery.

We'd like to thank all of you who have stood by us over the years as we grew Rockhaven, and stayed with us now that we have joined Strong. Your confidence in our abilities is a powerful incentive to perform. And to our new investors, as well as old: We are grateful that you have chosen us to manage your money, and we will work diligently to earn your continued trust.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Class A/1/,/2/,/3/
---------------------------------------------------
         1-year/3/                          -20.15%

         3-year                             -10.82%

         5-year                              -0.19%

         Since Fund Inception                 0.39%
         (11-3-97)

Class B/1/,/2/
---------------------------------------------------
         1-year                             -20.03%

         3-year                             -11.52%

         5-year                              -0.35%

         Since Fund Inception                 0.41%
         (11-3-97)

Class C/1/,/2/
---------------------------------------------------
         1-year                             -16.01%

         3-year                              -9.85%

         5-year                               0.06%

         Since Fund Inception                 0.60%
         (11-3-97)

Class K/2/
---------------------------------------------------
         1-year                             -14.13%

         3-year                              -8.93%

         5-year                               1.08%

         Since Fund Inception                 1.62%
         (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

   /1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

   /2/ Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75% which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6 and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor
        Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02. Please consult a prospectus for information about all share classes.

   /3/ Average annual total return for Class A shares includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

   * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in the Lipper Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Utilities and Energy Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Utilities and Energy Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of U.S. public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company's revenues, expenses, or profits are derived from its utilities or energy activities. The Fund may also invest up to 20% of its net assets in foreign securities. The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment. In addition, the Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

Top Sectors as of 12-31-02
------------------------------------------------------------
   Sector                                    % of Net Assets
   Utility                                             47.9%
   Energy                                              28.2%
   Technology                                          14.2%
   Basic Material                                       1.6%

Top Five Holdings as of 12-31-02
------------------------------------------------------------
   Holding                                   % of Net Assets
   TECO Energy, Inc.                                    6.7%
   Exelon Corporation                                   5.0%
   SBC Communications, Inc.                             4.9%
   Verizon Communications, Inc.                         4.9%
   ONEOK, Inc.                                          4.8%

September and the first few days of October--shortly after this Fund's inception--marked one of the weakest periods for electric utility stocks in several years. Because such stocks are an area of focus in the portfolio, our performance was hurt significantly. From the low on October 9 through the end of the year, however, these stocks experienced double-digit appreciation, as did our gas utility and telephone holdings. Nonetheless, these gains were not sufficient to overcome the depreciation experienced earlier.

Challenging Period for Electrics

Over the year, and particularly in the time from this Fund's inception through the end of 2002, electric utilities faced a number of challenging events and conditions. Bond rating agencies abruptly raised their criteria for electric utilities to qualify for investment-grade status. Utilities had not anticipated this action, which forced many of them to sell their common stock at low prices in a hurried effort to pay down debt and retain a high credit grade.

Also, in the face of continued economic weakness, a number of electric utilities revised their 2003 earnings expectations downward. Certain companies that previously had overly optimistic outlooks found they had to make drastic reductions of their earnings expectations for both 2002 and 2003. In general, these were companies that had been anticipating significant earnings from merchant

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

energy, trading, and international operations, all of which ran into trouble in the wake of the Enron scandal.

Because some of the companies making material reductions in current and projected earnings were among the industry's leaders, these earnings revisions contributed greatly to a general negative investor psychology toward the utility group. These and other factors contributed to the indiscriminate selling of utility shares we saw in September and early October. The period we have highlighted began as we were investing the Fund's initial inflows from investors.

Increasing Diversification in the Portfolio

Although we sought to adapt to the difficult market conditions, given the level of volatility, it was not possible to completely sidestep the market's decline. We were able to eliminate positions in some of the companies facing the most severe downward revisions of earnings, as well as those that fell on news of unfavorable regulatory judgments.

We used the proceeds from such sales, as well as new cash inflows, to significantly increase the Fund's exposure to the telephone and energy sectors. Also, after selling a troubled gas utility, we made additional investments in other companies in the sector. Electrics do, however, remain the most heavily represented sector in the portfolio.

Anticipating a Better Environment in 2003

We believe there are many reasons to have a more positive outlook with respect to 2003. First, most electric utilities are resolving, or at least mitigating, their credit concerns. Helping matters somewhat is that, despite the sluggish economy, electric power consumption grew by an estimated 4.1% in 2002. At the same time, utilities began to address issues of excess generating capacity by canceling construction of many planned power-generation facilities. On a similar note, natural gas demand continues to grow as supply tightens. Current oil prices appear unsustainably high at present, but as they return to more normal levels, oil companies should be able to prosper.

In our analysis, it appears that an economic balance of supply and demand for power can be anticipated for 2004. New environmental rules come into effect in the spring of that year; these regulations are expected to lead to the shutdown and retirement of many old, inefficient coal-and gas-fired plants.

In the telephone sector, we are likely to see modifications of rules governing competitors' access to the networks of the regional telephone companies. Such changes would have the potential to stimulate new investment and a resumption of profit growth in the sector. Finally, there appears to be a strong likelihood of new tax legislation that would reduce or eliminate the taxation of dividends paid to shareholders. This important revision of the tax code would be of great value to investors in dividend-paying stocks, including those in the utility and energy sectors.

We appreciate your investment and confidence in the Strong Advisor Utilities and Energy Fund.

William Ferer
Portfolio Co-Manager

Mark Luftig
Portfolio Co-Manager

William H. Reaves
Portfolio Co-Manager

Ronald Sorenson
Portfolio Co-Manager

Total Returns/1/
As of 12-31-02

Class A/2/
-----------------------------------------
         Since Fund Inception     -14.43%
         (7-31-02)

Class B/2/
-----------------------------------------
         Since Fund Inception     -14.39%
         (7-31-02)

Class C/2/
-----------------------------------------
         Since Fund Inception     -10.45%
         (7-31-02)

Equity funds are volatile investments and should only be considered for long-term goals.

        From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

        Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

        The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund's shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

        A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

   /1/ Total return measures change in the value of an investment in the Fund assuming reinvestment of dividends and capital gains. Total return reflects aggregate change and is not annualized.

   /2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2002
-------------------------------------------------------------------------------------

                          STRONG ADVISOR COMMON STOCK FUND

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
-------------------------------------------------------------------------------------
Common Stocks 87.6%
Auto Manufacturers - Domestic 1.1%
General Motors Corporation                                 440,000  $      16,218,400

Banks - Money Center 1.0%
The Bank of New York Company, Inc.                         645,000         15,454,200

Banks - Super Regional 1.2%
Fifth Third Bancorp                                        295,000         17,272,250

Banks - West/Southwest 1.2%
City National Corporation                                  410,000         18,035,900

Beverages Alcoholic 1.1%
Adolph Coors Company Class B                               260,000         15,925,000

Building - Cement/Concrete/Aggregate 1.0%
Martin Marietta Materials, Inc.                            505,000         15,483,300

Building - Heavy Construction 1.3%
Jacobs Engineering Group, Inc. (b)(d)                      550,000         19,580,000

Chemicals - Fertilizers 1.0%
IMC Global, Inc.                                         1,315,000         14,031,050

Chemicals - Specialty 1.5%
Lonza Group AG                                             350,000         21,281,216

Commercial Services - Business Services 1.3%
IMS Health, Inc.                                         1,225,000         19,600,000

Commercial Services - Miscellaneous 1.8%
BearingPoint, Inc. (b)                                   2,050,000         14,145,000
Convergys Corporation (b)                                  770,000         11,665,500
                                                                    -----------------
                                                                           25,810,500

Computer - Graphics 1.2%
Mentor Graphics Corporation (b)                          2,310,000         18,156,600

Computer - Integrated Systems 1.4%
Diebold, Inc.                                              505,000         20,816,100

Computer - Optical Recognition 1.2%
Symbol Technologies, Inc.                                2,100,000         17,262,000

Computer Software - Desktop 1.3%
Red Hat, Inc. (b)                                        3,085,000         18,232,350

Computer Software - Enterprise 0.8%
Business Objects SA Sponsored ADR (b)                      755,000         11,325,000

Containers 1.0%
Pactiv Corporation (b)                                     650,000         14,209,000

Cosmetics - Personal Care 0.8%
Estee Lauder Companies, Inc. Class A                       420,000         11,088,000

Diversified Operations 1.9%
Carlisle Companies, Inc.                                   475,000         19,655,500
SPX Corporation (b)                                        220,000          8,239,000
                                                                    -----------------
                                                                           27,894,500

Electronics - Semiconductor Equipment 0.8%
LTX Corporation (b)                                      1,840,800         11,100,024

Electronics - Semiconductor Manufacturing 1.6%
Fairchild Semiconductor Corporation Class A (b)          1,280,000         13,708,800
SanDisk Corporation (b)                                    440,000          8,932,000
                                                                    -----------------
                                                                           22,640,800

Electronics Products - Miscellaneous 1.4%
Rockwell International Corporation                         990,000         20,502,900

Finance - Equity REIT 1.3%
Apartment Investment & Management Company
 Class A                                                   495,000         18,552,600

Finance - Investment Brokers 1.4%
Merrill Lynch & Company, Inc.                              540,000         20,493,000

Finance - Publicly Traded Investment Funds -
 Equity 4.0%
Biotech Holders Trust                                      255,000         21,562,800
iShares Trust S&P SmallCap 600 Index Fund                  215,000         20,951,750
Standard & Poor's MidCap 400 Depository
 Receipts                                                  205,000         16,123,250
                                                                    -----------------
                                                                           58,637,800

Financial Services - Miscellaneous 1.2%
The Bisys Group, Inc. (b)                                1,085,000         17,251,500

Household - Appliances 1.3%
Maytag Corporation                                         640,000         18,240,000

Insurance - Life 1.3%
Lincoln National Corporation                               585,000         18,474,300

Insurance - Property/Casualty/Title 2.9%
MBIA, Inc.                                                 455,000         19,956,300
Travelers Property and Casualty Corporation
 Class A (b)                                             1,515,000         22,194,750
                                                                    -----------------
                                                                           42,151,050

Internet - E*Commerce 0.9%
DoubleClick, Inc (b)                                     2,200,000         12,452,000

Internet - Software 0.3%
Retek, Inc. (b)                                          1,600,000          4,352,000

Media - Cable TV 5.7%
Cablevision Systems New York Group Class A (b)           1,475,000         24,691,500
Cox Communications, Inc. Class A (b)                       810,000         23,004,000
General Motors Corporation Class H (b)                   1,300,000         13,910,000
Liberty Media Corporation Series A (b)                   2,366,000         21,152,040
                                                                    -----------------
                                                                           82,757,540

Media - Newspapers 1.3%
Dow Jones & Company, Inc.                                  425,000         18,372,750

Medical - Biomedical/Genetics 1.8%
Celgene Corporation (b)                                  1,085,000         23,294,950
ImClone Systems, Inc. (b)                                  339,400          3,604,768
                                                                    -----------------
                                                                           26,899,718

Medical - Ethical Drugs 1.5%
Biovail Corporation International (b)                      845,000         22,316,450

-------------------------------------------------------------------------------------

                  STRONG ADVISOR COMMON STOCK FUND (continued)

                                                       Shares or
                                                       Principal         Value
                                                         Amount         (Note 2)
-------------------------------------------------------------------------------------
Medical - Health Maintenance
 Organizations 2.2%
CIGNA Corporation                                          235,000  $       9,663,200
WellPoint Health Networks, Inc. (b)                        320,000         22,771,200
                                                                    -----------------
                                                                           32,434,400

Medical - Products 1.1%
Cvtyc Corporation (b)                                    1,550,000         15,810,000

Medical/Dental - Services 1.5%
Omnicare, Inc.                                             900,000         21,447,000

Medical/Dental - Supplies 2.6%
Bausch & Lomb, Inc.                                        615,000         22,140,000
Hillenbrand Industries, Inc.                               325,000         15,700,750
                                                                    -----------------
                                                                           37,840,750

Oil & Gas - Drilling 3.3%
Nabors Industries, Ltd. (b)                                625,000         22,043,750
Noble Corporation (b)                                      720,000         25,308,000
                                                                    -----------------
                                                                           47,351,750

Oil & Gas - Machinery Equipment 1.7%
Smith International, Inc. (b)                              780,000         25,443,600

Oil & Gas - Refining/Marketing 2.0%
Duke Energy Corporation                                    325,000          6,350,500
Valero Energy Corporation                                  605,000         22,348,700
                                                                    -----------------
                                                                           28,699,200

Oil & Gas - United States Exploration &
 Production 4.9%
Apache Corporation                                         465,000         26,500,350
Devon Energy Corporation                                   510,000         23,409,000
EOG Resources, Inc.                                        545,000         21,756,400
                                                                    -----------------
                                                                           71,665,750

Pollution Control - Services 1.2%
Republic Services, Inc. (b)                                815,000         17,098,700

Retail - Department Stores 3.1%
J.C. Penney Company, Inc. (Holding Company)                960,000         22,089,600
Saks, Inc. (b)                                           1,960,000         23,010,400
                                                                    -----------------
                                                                           45,100,000

Retail - Miscellaneous/Diversified 2.2%
Barnes & Noble, Inc. (b)                                   830,000         14,998,100
Toys 'R' Us, Inc. (b)                                    1,745,000         17,450,000
                                                                    -----------------
                                                                           32,448,100

Retail - Restaurants 1.3%
Outback Steakhouse, Inc.                                   560,000         19,286,400

Retail - Super/Mini Markets 1.2%
The Kroger Company (b)                                   1,160,000         17,922,000

Retail/Wholesale - Computer/Cellular 1.2%
Tech Data Corporation (b)                                  675,000         18,198,000

Retail/Wholesale - Office Supplies 1.7%
Office Depot, Inc. (b)                                   1,675,000         24,723,000

Steel - Producers 0.4%
Nucor Corporation                                          150,000          6,195,000

Telecommunications - Cellular 2.5%
Nextel Communications, Inc. Class A (b)                  1,550,000         17,902,500
Sprint Corporation - PCS Group (b)                       3,330,000         14,585,400
United States Cellular Corporation (b)                     130,000          3,252,600
                                                                    -----------------
                                                                           35,740,500

Telecommunications - Services 1.0%
Sprint Corporation                                       1,025,000         14,842,000

Transportation - Airline 0.7%
Continental Airlines, Inc. Class B (b)                   1,500,000         10,875,000
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,285,044,998)                               1,275,990,948
-------------------------------------------------------------------------------------
Preferred Stocks 0.3%
Telecommunications - Cellular
Nextel Communications, Inc. 13.00%,
 Series D                                                    4,337          4,000,421
-------------------------------------------------------------------------------------
Total Preferred Stocks (Costs $3,069,675)                                   4,000,421
-------------------------------------------------------------------------------------
Call Options Purchased 0.0%
PSE Technology Index Funds, Expires
 1/17/03 at $74.58 (e)                                         383            173,116
-------------------------------------------------------------------------------------
Total Call Options Purchased (Cost $383,000)                                  173,116
-------------------------------------------------------------------------------------
Short-Term Investments (a) 12.5%
Money Market Funds 10.6%
Strong Heritage Money Fund - Institutional
 Class (d)                                             154,500,000        154,500,000

Repurchase Agreements 1.9%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $25,501,771); Collateralized by: United
 States Government & Agency Issues (c)              $   25,500,000         25,500,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $1,678,593);
 Collateralized by: United States Government &
 Agency Issues (c)                                       1,678,500          1,678,500
                                                                    -----------------
                                                                           27,178,500
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $181,678,500)                          181,678,500
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Total Investments In Securities
 (Cost $1,470,176,173) 100.4%                                           1,461,842,985
Other Assets and Liabilities, Net (0.4%)                                   (5,556,284)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                   $   1,456,286,701
=====================================================================================

WRITTEN OPTIONS ACTIVITY

-------------------------------------------------------------------------------------
                                                     Contracts           Premiums
-------------------------------------------------------------------------------------
Options outstanding at beginning of year                        --  $              --
Options written during the year                                766          4,053,226
Options closed                                                (383)        (1,196,700)
Options expired                                                 --                 --
Options exercised                                               --                 --
                                                 -----------------  -----------------
Options outstanding at end of year                             383  $       2,856,526
                                                 =================  =================

WRITTEN OPTIONS DETAIL

-------------------------------------------------------------------------------------
                                                       Contracts
                                                     (100 shares         Value
                                                     per contract)      (Note 2)
-------------------------------------------------------------------------------------
PSE Technology 100 Index
 Puts: (Strike Price is $74.58. Expiration date
  is 1/17/03. Premium received is $2,856,526.                  383          ($867,495)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
-------------------------------------------------------------------------------------

                       STRONG ADVISOR MID CAP GROWTH FUND

                                                         Shares or
                                                         Principal        Value
                                                           Amount        (Note 2)
-------------------------------------------------------------------------------------
COMMON STOCKS 98.9%
Commercial Services - Security/Safety 1.0%
Identix, Inc. (b)                                           74,000  $         381,100
Invision Technologies, Inc. (b)                             13,000            342,680
                                                                    -----------------
                                                                              723,780

Computer - Graphics 2.0%
Autodesk, Inc.                                              50,500            722,150
Cadence Design Systems, Inc. (b)                            33,800            398,502
NVIDIA Corporation (b)                                      30,000            345,300
                                                                    -----------------
                                                                            1,465,952

Computer - Local Networks 1.7%
Emulex Corporation (b)                                      17,600            326,480
Juniper Networks, Inc. (b)                                  36,000            244,800
QLogic Corporation (b)                                      19,400            669,494
                                                                    -----------------
                                                                            1,240,774

Computer - Memory Devices 0.5%
Network Appliance, Inc. (b)                                 39,500            395,000

Computer - Peripheral Equipment 0.9%
Lexmark International Group, Inc. (b)                       10,500            635,250

Computer - Services 1.1%
Acxiom Corporation (b)                                      28,000            430,640
CACI International, Inc. Class A (b)                        10,500            374,220
                                                                    -----------------
                                                                              804,860
Computer Software - Desktop 0.9%
Adobe Systems, Inc.                                         25,800            642,678

Computer Software - Education/Entertainment 0.9%
Take-Two Interactive Software, Inc. (b)                     29,800            700,002

Computer Software - Enterprise 5.7%
BMC Software, Inc. (b)                                      23,500            402,085
Business Objects SA Sponsored ADR (b)                       38,000            570,000
Citrix Systems, Inc. (b)                                    20,400            251,328
Cognos, Inc. (b)                                            31,000            726,950
Documentum, Inc. (b)                                        28,700            449,442
Mercury Interactive Corporation (b)                         16,500            489,225
PeopleSoft, Inc. (b)                                        35,400            647,820
TIBCO Software, Inc. (b)                                    51,900            320,742
VERITAS Software Corporation (b)                            22,000            343,640
                                                                    -----------------
                                                                            4,201,232

Computer Software - Financial 1.3%
Intuit, Inc. (b)                                            19,800            929,016

Computer Software - Security 0.6%
Symantec Corporation (b)                                    11,600            469,220

Diversified Operations 0.5%
Agilent Technologies, Inc. (b)                              22,500            404,100

Electrical - Control Instruments 0.8%
Danaher Corporation                                          9,500            624,150

Electronics - Miscellaneous Components 0.4%
Vishay Intertechnology, Inc. (b)                            30,000            335,400

Electronics - Scientific Instruments 1.5%
Teradyne, Inc. (b)                                          84,000          1,092,840

Electronics - Semiconductor Equipment 3.9%
ASM International NV (b)                                    36,100            465,690
KLA-Tencor Corporation (b)                                  23,500            831,195
Lam Research Corporation (b)                                41,500            448,200
Novellus Systems, Inc. (b)                                  41,500          1,165,320
                                                                    -----------------
                                                                            2,910,405
Electronics - Semiconductor Manufacturing 8.9%
Altera Corporation (b)                                      56,500            697,210
Analog Devices, Inc. (b)                                    22,500            537,075
Atmel Corporation (b)                                       73,000            162,790
Broadcom Corporation Class A (b)                            29,500            444,270
Fairchild Semiconductor Corporation Class A (b)             30,500            326,655
Genesis Microchip, Inc. (b)                                 28,000            365,400
International Rectifier Corporation (b)                     23,000            424,580
Maxim Integrated Products, Inc.                             22,800            753,312
Microchip Technology, Inc.                                  35,700            872,865
National Semiconductor Corporation (b)                      42,000            630,420
PMC-Sierra, Inc. (b)                                        38,000            211,280
RF Micro Devices, Inc. (b)                                  62,500            458,125
Xilinx, Inc. (b)                                            37,000            762,200
                                                                    -----------------
                                                                            6,646,182

Electronics Products - Miscellaneous 2.2%
Flextronics International, Ltd. (b)                        128,500          1,052,415
Jabil Circuit, Inc. (b)                                     15,700            281,344
Solectron Corporation (b)                                   89,000            315,950
                                                                    -----------------
                                                                            1,649,709

Energy - Other 0.5%
Calpine Corporation (b)                                    115,000            374,900

Finance - Consumer/Commercial Loans 2.3%
Capital One Financial Corporation                           19,000            564,680
SLM Corporation                                             10,800          1,121,688
                                                                    -----------------
                                                                            1,686,368

Finance - Investment Brokers 2.4%
The Bear Stearns Companies, Inc.                            14,700            873,180
Lehman Brothers Holdings, Inc.                               7,000            373,030
Merrill Lynch & Company, Inc.                               14,000            531,300
                                                                    -----------------
                                                                            1,777,510

Finance - Investment Management 0.6%
T. Rowe Price Group, Inc.                                   17,000            463,760

Finance - Publicly Traded Investment Funds -
 Equity 1.9%
Biotech Holders Trust                                        8,300            701,848
Semiconductor Holders Trust                                 32,500            719,875
                                                                    -----------------
                                                                            1,421,723

Finance - Publicly Traded Investment Funds -
 Equity (Non 40 Act) 3.5%
Internet HOLDRs Trust (b)                                   15,500            382,075
Oil Service Holders Trust                                   10,000            573,000
Software Holders Trust                                      42,500          1,147,075
Telecom Holders Trust                                       19,500            523,965
                                                                    -----------------
                                                                            2,626,115

Household - Audio/Video 0.9%
Harman International Industries, Inc.                       11,500            684,250

Insurance - Diversified 0.5%
Principal Financial Group, Inc.                             13,500            406,755

Insurance - Property/Casualty/Title 0.4%
RenaissanceRe Holdings, Ltd.                                 7,000            277,200

-------------------------------------------------------------------------------------
                 STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                           Amount       (Note 2)
-------------------------------------------------------------------------------------
Internet - E*Commerce 1.9%
Amazon.com, Inc. (b)                                        22,000  $         415,580
E Trade Group, Inc. (b)                                     78,100            379,566
Hotels.com Class A (b)                                      11,500            628,245
                                                                    -----------------
                                                                            1,423,391

Internet - Internet Service Provider/
 Content 0.7%
Yahoo! Inc. (b)                                             32,700            534,645

Internet - Network Security/Solutions 0.3%
 VeriSign, Inc. (b)                                         25,700            206,114

Internet Software 1.1%
BEA Systems, Inc. (b)                                       70,000            802,900

Leisure - Gaming 1.1%
International Game Technology (b)                            5,500            417,560
MGM Mirage, Inc. (b)                                        12,500            412,125
                                                                    -----------------
                                                                              829,685

Machinery - Farm 0.5%
AGCO Corporation (b)                                        16,500            364,650

Media Radio/TV 1.8%
Univision Communications, Inc. Class A (b)                  55,300          1,354,850

Medical - Biomedical/Genetics 6.4%
Affymetrix, Inc. (b)                                        14,000            320,460
Biogen, Inc. (b)                                            19,000            761,140
Celgene Corporation (b)                                     11,000            236,170
Genzyme Corporation (b)                                     34,700          1,026,079
Gilead Sciences, Inc. (b)                                   23,500            799,000
Human Genome Sciences, Inc. (b)                             26,000            229,060
ImClone Systems, Inc. (b)                                   24,100            255,966
Medimmune, Inc. (b)                                         24,500            665,665
Myriad Genetics, Inc. (b)                                   29,500            430,700
                                                                    -----------------
                                                                            4,724,240

Medical - Ethical Drugs 1.3%
Biovail Corporation International (b)                       36,300            958,683

Medical - Generic Drugs 1.3%
Taro Pharmaceutical Industries, Ltd. (b)                    15,000            564,000
Watson Pharmaceuticals, Inc. (b)                            13,500            381,645
                                                                    -----------------
                                                                              945,645

Medical - Health Maintenance Organizations 2.6%
Anthem, Inc. (b)                                             7,600            478,040
First Health Group Corporation (b)                          19,000            462,650
Oxford Health Plans, Inc. (b)                               13,000            473,850
WellPoint Health Networks, Inc. Class B (b)                  7,000            498,120
                                                                    -----------------
                                                                            1,912,660

Medical - Hospitals 2.0%
Community Health Systems, Inc. (b)                          26,500            545,635
Universal Health Services, Inc. (b)                         21,000            947,100
                                                                    -----------------
                                                                            1,492,735

Medical - Instruments 0.3%
Applera Corporation-Applied Biosystems Group                12,000            210,480

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                                7,000            380,170

Medical/Dental - Services 0.5%
Caremark Rx, Inc. (b)                                       23,000            373,750

Oil & Gas - Drilling 4.3%
ENSCO International, Inc.                                   41,500          1,222,175
GlobalSantaFe Corporation                                   30,200            734,464
Nabors Industries, Ltd. (b)                                 20,500            723,035
Patterson Utility Energy, Inc. (b)                          17,000            512,890
                                                                    -----------------
                                                                            3,192,564

Oil & Gas - Field Services 1.8%
BJ Services Company (b)                                     20,500            662,355
Halliburton Company                                         35,500            664,205
                                                                    -----------------
                                                                            1,326,560

Oil & Gas - International Integrated 0.6%
Murphy Oil Corporation                                      10,000            428,500

Oil & Gas - Machinery/Equipment 2.9%
Cooper Cameron Corporation (b)                              13,500            672,570
Smith International, Inc.(b)                                45,600          1,487,472
                                                                    -----------------
                                                                            2,160,042

Oil & Gas - United States Exploration &
 Production 2.0%
Noble Energy, Inc.                                          18,900            709,695
Ocean Energy, Inc.                                          39,500            788,815
                                                                    -----------------
                                                                            1,498,510

Retail - Apparel/Shoe 3.2%
Chicos FAS, Inc. (b)                                        42,100            796,111
Coach, Inc. (b)                                             15,000            493,800
The TJX Companies, Inc.                                     32,000            624,640
Too, Inc. (b)                                               20,000            470,400
                                                                    -----------------
                                                                            2,384,951

Retail - Home Furnishings 1.4%
Bed Bath & Beyond, Inc.(b)                                  17,500            604,275
Pier 1 Imports, Inc.                                        21,500            406,995
                                                                    -----------------
                                                                            1,011,270

Retail - Major Discount Chains 0.7%
Family Dollar Stores, Inc.                                  16,700            521,207

Retail - Miscellaneous/Diversified 1.8%
Michaels Stores, Inc.(b)                                    43,500          1,361,550

Retail - Restaurants 1.1%
P.F. Chang's China Bistro, Inc. (b)                         11,500            417,450
Panera Bread Company Class A (b)                            11,000            382,910
                                                                    -----------------
                                                                              800,360

Retail/Wholesale - Computer/Cellular 1.0%
CDW Computer Centers, Inc. (b)                              17,000            745,450

Retail/Wholesale - Jewelry 0.6%
Tiffany & Company                                           19,000            454,290

Retail/Wholesale - Office Supplies 2.5%
Office Depot, Inc. (b)                                      74,000          1,092,240
Staples, Inc. (b)                                           42,500            777,750
                                                                    -----------------
                                                                            1,869,990

Steel - Producers 1.0%
Nucor Corporation                                           17,500            722,750

Telecommunications - Cellular 1.6%
Nextel Communications, Inc. Class A (b)                     71,500            820,050
Sprint Corporation - PCS Group (b)                          83,500            365,730
                                                                    -----------------
                                                                            1,185,780

Telecommunications - Equipment 1.6%
CIENA Corporation (b)                                       59,000            303,260
Comverse Technology, Inc. (b)                               31,000            310,620

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
-------------------------------------------------------------------------------------

                 STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                      Shares or
                                                      Principal          Value
                                                        Amount          (Note 2)
-------------------------------------------------------------------------------------
Corning, Inc. (b)                                           90,000  $         297,900
JDS Uniphase Corporation (b)                               116,200            287,014
                                                                    -----------------
                                                                            1,198,794

Telecommunications - Services 0.7%
Qwest Communications International, Inc. (b)               101,000            505,000
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $73,269,772)                                     73,471,297
-------------------------------------------------------------------------------------
Short-Term Investments (a) 2.2%
Repurchase Agreements 1.4%
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds
 $1,026,957); Collateralized by:
 United States Government & Agency Issues (c)       $    1,026,900          1,026,900

United States Government Issues 0.8%
U.S. Treasury Bills, Due 2/13/03                           629,129            629,176
-------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,656,029)                              1,656,076
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $74,925,801) 101.1%                                                 75,127,373
Other Assets and Liabilities, Net (1.1%)                                     (858,037)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                   $      74,269,336
=====================================================================================

WRITTEN OPTIONS ACTIVITY

-------------------------------------------------------------------------------------
                                                      Contracts         Premiums
-------------------------------------------------------------------------------------
Options outstanding at beginning of year                        --  $              --
Options written during the year                                400            207,394
Options closed                                                (400)          (207,394)
Options expired                                                 --                 --
Options exercised                                               --                 --
                                                    --------------  -----------------
Options outstanding at end of year                              --  $              --
                                                    ==============  =================

                       STRONG ADVISOR SMALL CAP VALUE FUND

-------------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal         Value
                                                          Amount         (Note 2)
-------------------------------------------------------------------------------------
Common Stocks 93.6%
Auto/Truck Original Equipment 1.1%
Dura Automotive Systems, Inc. (b)(d)(e)                    865,300  $       8,687,612
Tower Automotive, Inc. (b)                               1,048,300          4,717,350
                                                                    -----------------
                                                                           13,404,962

Bank - Southeast 1.9%
Hibernia Corporation Class A                             1,140,290         21,961,985

Building Air-Conditioning & Heating Products 0.8%
York International Corporation (e)                         360,400          9,215,428

Building Cement/Concrete/Aggregate 0.6%
U.S. Concrete, Inc. (b)                                  1,254,900          6,864,303

Building - Heavy Construction 2.5%
Chicago Bridge & Iron Company NV                           957,830         28,926,466

Building Maintenance & Services 1.3%
ABM Industries, Inc.                                       593,900          9,205,450
Healthcare Services Group, Inc. (b)(d)                     453,100          5,908,424
                                                                    -----------------
                                                                           15,113,874

Building - Paint & Allied Products 0.8%
H.B. Fuller Company (e)                                    341,160          8,829,221

Building - Resident/Commercial 0.1%
Technical Olympic USA, Inc. (b)                             53,210            788,040

Chemicals - Basic 1.3%
FMC Corporation (b)(e)                                     549,300         15,006,876

Chemicals - Fertilizers 2.5%
Agrium, Inc.                                             2,560,600         28,960,386

Chemicals - Plastics 1.4%
Intertape Polymer Group, Inc. (b)(d)                     2,045,300          8,426,636
PolyOne Corporation                                      2,039,600          7,995,232
                                                                    -----------------
                                                                           16,421,868

Chemicals - Specialty 0.4%
OM Group, Inc. (e)                                         712,200          4,899,936

Commercial Services - Advertising 1.6%
R.H. Donnelley Corporation (b)(e)                          646,700         18,954,777

Commercial Services - Business Services 0.2%
US Oncology, Inc. (b)                                      314,500          2,726,715

Commercial Services - Miscellaneous 0.6%
Navigant Consulting, Inc. (b)                            1,265,070          7,463,913

Commercial Services - Security /Safety 1.3%
Armor Holdings, Inc. (b)                                   589,200          8,113,284
DHB Industries, Inc. (b)                                 1,435,900          2,383,594
Wackenhut Correction Corporation (b)                       472,160          5,245,698
                                                                    -----------------
                                                                           15,742,576

Commercial Services - Staffing 1.1%
Gevity HR, Inc.                                            635,350          2,573,168
kforce.com, Inc. (b)                                     1,172,500          4,947,950
MPS Group, Inc. (b)(e)                                     876,300          4,854,702
                                                                    -----------------
                                                                           12,375,820

Computer - Graphics 0.3%
Evans & Sutherland Computer Corporation (b)(d)             533,800          3,336,250

Computer - Local Networks 1.0%
Black Box Corporation (e)                                  250,400         11,217,920

Computer - Manufacturers 0.3%
Cray, Inc. (b)                                             432,300          3,315,741

Computer - Memory Devices 0.5%
Iomega Corporation (b)                                     747,210          5,865,598

Computer - Optical Recognition 0.9%
UNOVA, Inc. (b)                                          1,841,100         11,046,600

Computer Software - Enterprise 1.1%
JDA Software Group, Inc. (b)(e)                            616,300          5,953,458
Lightbridge, Inc. (b)                                    1,168,700          7,187,505
                                                                    -----------------
                                                                           13,140,963

Computer Software - Medical 1.8%
Eclipsys Corporation (b)                                   185,800            994,030
IDX Systems Corporation (b)(d)(e)                        1,188,680         20,243,220
                                                                    -----------------
                                                                           21,237,250

-------------------------------------------------------------------------------------
                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount        (Note 2)
-------------------------------------------------------------------------------------
Containers 0.7%
Constar International, Inc. (b)(d)                         706,500  $       8,301,375

Diversified Operations 0.7%
ALLETE, Inc.                                               360,600          8,178,408

Electrical - Equipment 0.7%
Encore Wire Corporation (b)(d)(e)                          942,700          8,531,435

Electronics - Laser Systems/Component 1.4%
Coherent, Inc. (b)(e)                                      550,200         10,976,490
Rofin-Sinar Technologies Inc. (b)(d)                       630,000          5,184,900
                                                                    -----------------
                                                                           16,161,390
Electronics - Parts Distributors 0.1%
Richardson Electronics, Ltd.                               151,400          1,311,124

Electronics - Semiconductor
 Manufacturing 0.3%
Cirrus Logic, Inc. (b)(e)                                1,396,500          4,021,920

Energy - Other 2.2%
Headwaters, Inc. (b)(e)                                  1,194,800         18,531,348
Peabody Energy Corporation (e)                             260,700          7,620,261
                                                                    -----------------
                                                                           26,151,609
Finance - Consumer/Commercial Loans 0.7%
World Acceptance Corporation (b)(d)                      1,101,700          8,383,937

Finance Publicly Traded Investment
 Funds - Equity 1.1%
iShares Trust Russell 2000 Index Fund                      107,200          8,136,480
iShares Trust Russell 2000 Value Index Fund                 41,730          4,659,155
                                                                    -----------------
                                                                           12,795,635
Finance - Savings & Loan 0.1%
Commercial Capital Bancorp, Inc. (b)                        69,100            612,917

Food - Miscellaneous Preparation 0.1%
M&F Worldwide Corporation (b)                              225,500          1,217,700

Insurance - Property/Casualty/Title 2.2%
Mercury General Corporation                                537,900         20,214,282
ProAssurance Corporation (b)                               215,000          4,515,000
Vesta Insurance Group, Inc.                                250,000            687,500
                                                                    -----------------
                                                                           25,416,782
Internet E*Commerce 0.4%
Overstock.com, Inc. (b)(d)                                 368,170          4,786,210

Internet Internet Service Provider/
 Content 1.8%
EarthLink, Inc. (b)(e)                                   2,750,400         14,989,680
Net2Phone, Inc. (b)(d)                                   1,526,600          6,182,730
                                                                    -----------------
                                                                           21,172,410
Leisure - Services 0.8%
Pegasus Solutions, Inc. (b)(e)                             925,080          9,278,552

Machinery - General Industrial 0.5%
Robbins & Myers, Inc.                                      326,000          5,998,400

Medical - Generic Drugs 1.2%
Andrx Group (b)(e)                                         936,500         13,738,455

Medical - Instruments 1.1%
Applera Corporation-Applied Biosystems
 Group (e)                                                 707,400         12,407,796

Medical - Nursing Homes 2.5%
Beverly Enterprises, Inc. (b)                            3,285,400          9,363,390
Manor Care, Inc. (b)(e)                                  1,044,950         19,446,520
                                                                    -----------------
                                                                           28,809,910
Medical - Outpatient/Home Care 0.5%
Gentiva Health Services, Inc.                              694,440          6,118,016

Medical - Products 1.0%
Allied Healthcare Products, Inc. (b)(d)                    427,790          1,176,423
Discovery Partners International, Inc. (b)               1,207,180          3,355,960
OraSure Technologies, Inc. (b)(e)                        1,360,100          7,412,545
                                                                    -----------------
                                                                           11,944,928
Medical/Dental - Services 1.0%
Omnicare, Inc. (e)                                         498,790         11,886,166

Metal Ores - Gold/Silver 12.3%
Apex Silver Mines, Ltd. (b)(d)(e)                        1,888,100         27,943,880
Glamis Gold, Ltd. (b)                                    3,069,500         34,808,130
Goldcorp, Inc. (e)                                       1,802,900         22,932,888
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (e)                                       1,990,100         33,453,581
Meridian Gold, Inc. (b)(e)                               1,399,600         24,674,948
                                                                    -----------------
                                                                          143,813,427
Oil & Gas - Drilling 2.5%
Helmerich & Payne, Inc. (e)                                540,180         15,076,424
Pride International, Inc. (b)                              963,300         14,353,170
                                                                    -----------------
                                                                           29,429,594
Oil & Gas - Field Services 5.9%
BJ Services Company (b)(e)                                 243,000          7,851,330
Global Industries, Ltd. (b)                              3,003,500         12,524,595
Key Energy Services, Inc. (b)                            2,161,900         19,392,243
Newpark Resources, Inc. (b)                              1,949,200          8,479,020
Oceaneering International, Inc. (b)(e)                     358,600          8,871,764
Petroleum Geo-Services ASA Sponsored
 ADR (b)                                                 1,699,430            679,772
Petroleum Helicopters, Inc. (b)                             78,800          2,335,632
Petroleum Helicopters, Inc. (non-voting) (b)               147,980          4,437,920
Willbros Group, Inc. (b)                                   495,300          4,071,366
                                                                    -----------------
                                                                           68,643,642
Oil & Gas - Machinery/Equipment 1.2%
Matrix Service Company (b)(d)                              426,900          4,021,398
Smith International, Inc. (b)(e)                           298,000          9,720,760
                                                                    -----------------
                                                                           13,742,158
Oil & Gas - United States Exploration &
 Production 9.1%
Cimarex Energy Company (b)                                 150,601          2,695,758
Forest Oil Corporation (b)(e)                            1,121,300         31,003,945
Greka Energy Corporation (b)(d)                            362,400          1,431,480
McMoRan Exploration Company (b)(d)                         831,700          4,241,670
Meridian Resource Corporation (b)                          275,000            247,500
Newfield Exploration Company (b)(e)                        223,500          8,057,175
Noble Energy, Inc. (e)                                     468,500         17,592,175
PetroQuest Energy, Inc. (b)                                350,000          1,452,500
Range Resources Corporation (b)(d)                       3,397,800         18,348,120
Remington Oil & Gas Corporation (b)(e)                     404,400          6,636,204
Stone Energy Corporation (b)(e)                            422,160         14,083,258
                                                                    -----------------
                                                                          105,789,785

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
-------------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                        Shares or
                                                        Principal        Value
                                                         Amount         (Note 2)
-------------------------------------------------------------------------------------
Paper & Paper Products 1.9%
Chesapeake Corporation (e)                                 681,900  $      12,171,915
Wausau-Mosinee Paper Corporation                           946,900         10,624,218
                                                                    -----------------
                                                                           22,796,133
Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)                            2,230,390         11,018,127

Retail - Apparel/Shoe 2.5%
American Eagle Outfitters, Inc. (b)                        682,500          9,404,850
Foot Locker, Inc. (b)(e)                                 1,249,500         13,119,750
Too, Inc. (b)(e)                                           262,700          6,178,704
                                                                    -----------------
                                                                           28,703,304
Retail - Mail Order & Direct 0.3%
dELiA's Corporation Class A (b)                          1,051,000            472,950
I. Jill Group, Inc. (b)(e)                                 249,300          3,485,214
                                                                    -----------------
                                                                            3,958,164
Retail - Major Discount Chains 0.7%
Shopko Stores, Inc. (b)(e)                                 650,400          8,097,480

Retail - Miscellaneous/Diversified 1.4%
Barbeques Galore, Ltd. Sponsored ADR (d)                   414,120          1,321,043
Sharper Image Corporation (b)(d)                           861,750         15,020,302
                                                                    -----------------
                                                                           16,341,345
Retail - Restaurants 0.2%
Luby's, Inc. (b)                                           640,700          1,864,437

Shoes & Related Apparel 0.6%
Wolverine World Wide, Inc. (e)                             469,300          7,091,123

Steel - Producers 3.7%
IPSCO, Inc.                                                974,370          9,743,700
Roanoke Electric Steel Corporation                         224,500          2,132,750
Steel Dynamics, Inc. (b)(e)                              1,342,610         16,151,598
United States Steel Corporation (e)                      1,141,800         14,980,416
                                                                    -----------------
                                                                           43,008,464
Steel - Specialty Alloys 1.4%
Carpenter Technology Corporation                           731,150          9,102,817
GrafTech International, Ltd. (b)                         1,146,900          6,835,524
                                                                    -----------------
                                                                           15,938,341
Transportation - Airline 0.5%
Linea Aerea Nacional Chile SA
 Sponsored ADR                                             903,200          5,374,040

Transportation - Services 0.7%
EGL, Inc. (b)(e)                                           596,360          8,498,130

Transportation - Ship 0.7%
Omi Corporation (b)                                      1,868,900          7,681,179

Transportation - Truck 0.6%
Covenant Transport, Inc. Class A (b)                       361,200          6,848,352
-------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,071,093,217)                               1,092,679,768
-------------------------------------------------------------------------------------
Short Term Investments (a) 7.0%
Money Market Funds 6.7%
Strong Heritage Money Fund -
 Institutional Class (d)                                78,000,000         78,000,000

Repurchase Agreements 0.3%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $2,300,160); Collateralized by: United
 States Government & Agency Issues (c)                $  2,300,000          2,300,000

State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds
 $1,443,480); Collateralized by: United
 States Government & Agency Issues (c)                   1,443,400          1,443,400
                                                                    -----------------
                                                                            3,743,400
-------------------------------------------------------------------------------------
Total Short Term Investments (Cost $81,743,400)                            81,743,400
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,152,836,617) 100.6%                                           1,174,423,168
Other Assets and Liabilities, Net (0.6%)                                   (7,132,380)
-------------------------------------------------------------------------------------
Net Assets 100.0%                                                   $   1,167,290,788
=====================================================================================

WRITTEN OPTIONS ACTIVITY

--------------------------------------------------------------------------------------------
                                                           Contracts           Premiums
--------------------------------------------------------------------------------------------
Options outstanding at beginning of year                          25,115   $       6,454,961
Options written during the year                                  195,996          40,208,210
Options closed                                                  (162,939)        (35,830,837)
Options expired                                                  (20,043)         (3,295,522)
Options exercised                                                 (9,608)         (1,867,024)
                                                       -----------------   -----------------
Options outstanding at end of year                                28,521   $       5,669,788
                                                       =================   =================

WRITTEN OPTIONS DETAIL

--------------------------------------------------------------------------------------------
                                                           Contracts
                                                          (100 shares          Value
                                                          per contract)       (Note 2)
--------------------------------------------------------------------------------------------
Andrx Group
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $32,649.)                             200            ($17,000)
 Calls: (Strike Price is $12.50. Expiration date is
  2/21/03. Premium received is $28,699.)                             100             (30,500)
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $29,899.)                             200             (31,500)
 Calls: (Strike Price is $15.00. Expiration date is
  3/21/03. Premium received is $22,199.)                             100             (20,250)
 Calls: (Strike Price is $17.50. Expiration date is
  3/21/03. Premium received is $13,700.)                             100             (11,250)

Apex Silver Mines, Ltd.
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $11,200.)                             100             (12,250)
 Calls: (Strike Price is $15.00. Expiration date is
  4/18/03. Premium received is $17,199.)                             100             (18,750)
 Calls: (Strike Price is $17.50. Expiration date is
  4/18/03. Premium received is $9,638.)                              100              (9,500)

Applera Corporation-Applied Biosystems Group
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $22,799.)                             150             (16,125)
 Calls: (Strike Price is $20.00. Expiration date is
  1/17/03. Premium received is $21,904.)                             100              (2,750)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $27,485.)                             100             (17,750)
 Calls: (Strike Price is $20.00. Expiration date is
  2/21/03. Premium received is $14,200.)                             100              (7,750)
 Calls: (Strike Price is $20.00. Expiration date is
  3/21/03. Premium received is $41,999.)                             250             (26,875)
 Calls: (Strike Price is $22.50. Expiration date is
  3/21/03. Premium received is $24,699.)                             100              (5,250)

--------------------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                           Contracts
                                                          (100 shares           Value
                                                          per contract)       (Note 2)
--------------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------------------
BJ Services Company
 Calls: (Strike Price is $32.50. Expiration date is
  1/17/03. Premium received is $39,549.)                             150            ($20,250)
 Calls: (Strike Price is $35.00. Expiration date is
  1/17/03. Premium received is $19,449.)                             150              (6,750)
 Calls: (Strike Price is $32.50. Expiration date is
  2/21/03. Premium received is $24,699.)                             100             (24,000)
 Calls: (Strike Price is $35.00. Expiration date is
  2/21/03. Premium received is $6,600.)                               50              (6,625)
 Calls: (Strike Price is $35.00. Expiration date is
  4/18/03. Premium received is $16,849.)                              50             (11,750)
 Calls: (Strike Price is $37.50. Expiration date is
  7/18/03. Premium received is $22,274.)                              75             (19,312)
 Calls: (Strike Price is $40.00. Expiration date is
  7/18/03. Premium received is $22,199.)                             100             (18,750)

Black Box Corporation
 Calls: (Strike Price is $40.00. Expiration date is
  1/17/03. Premium received is $133,746.)                            250            (132,500)
 Calls: (Strike Price is $45.00. Expiration date is
  1/17/03. Premium received is $66,738.)                             150             (25,875)
 Calls: (Strike Price is $50.00. Expiration date is
  1/17/03. Premium received is $9,100.)                               50              (1,625)
 Calls: (Strike Price is $40.00. Expiration date is
  3/21/03. Premium received is $228,743.)                            250            (178,750)
 Calls: (Strike Price is $45.00. Expiration date is
  3/21/03. Premium received is $76,048.)                             150             (62,250)
 Calls: (Strike Price is $50.00. Expiration date is
  3/21/03. Premium received is $102,797.)                            400             (83,000)
 Calls: (Strike Price is $55.00. Expiration date is
  3/21/03. Premium received is $6,350.)                               50              (5,125)
 Calls: (Strike Price is $45.00. Expiration date is
  6/20/03. Premium received is $33,325.)                              50             (30,250)

Chesapeake Corporation
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $18,899.)                             100             (30,250)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $28,587.)                             220             (21,450)
 Calls: (Strike Price is $17.50. Expiration date is
  5/16/03. Premium received is $72,863.)                             505             (71,963)

Cirrus Logic, Inc.
 Calls: (Strike Price is $2.50. Expiration date is
  3/21/03. Premium received is $24,249.)                             250             (20,625)
 Calls: (Strike Price is $5.00. Expiration date is
  3/21/03. Premium received is $21,199.)                             100              (2,250)

Coherent, Inc.
 Calls: (Strike Price is $20.00. Expiration date is
  1/17/03. Premium received is $14,316.)                             100              (7,250)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $23,699.)                             100             (31,000)

Dura Automotive Systems, Inc.
 Calls: (Strike Price is $10.00. Expiration date is
  1/17/03. Premium received is $17,599.)                             200             (14,500)
 Calls: (Strike Price is $10.00. Expiration date is
  2/21/03. Premium received is $8,900.)                              100             (11,250)
 Calls: (Strike Price is $10.00. Expiration date is
  3/21/03. Premium received is $11,025.)                              75             (11,063)
 Calls: (Strike Price is $12.50. Expiration date is
  3/21/03. Premium received is $3,950.)                               50              (3,375)

EGL, Inc.
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $24,494.)                             200   $          (6,500)
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $16,995.)                             100              (8,250)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $3,750.)                               50                (875)
 Calls: (Strike Price is $15.00. Expiration date is
  5/16/03. Premium received is $21,449.)                             150             (24,375)
 Calls: (Strike Price is $17.50. Expiration date is
  5/16/03. Premium received is $4,200.)                               50              (3,625)

EarthLink, Inc.
 Calls: (Strike Price is $7.50. Expiration date is
  4/18/03. Premium received is $7,400.)                              100              (2,250)

Encore Wire Corporation
 Calls: (Strike Price is $10.00. Expiration date is
  2/21/03. Premium received is $22,499.)                             250              (9,375)
 Calls: (Strike Price is $10.00. Expiration date is
  5/16/03. Premium received is $25,399.)                             200             (16,500)

FMC Corporation
 Calls: (Strike Price is $25.00. Expiration date is
  1/17/03. Premium received is $82,366.)                             250             (63,750)
 Calls: (Strike Price is $30.00. Expiration date is
  1/17/03. Premium received is $18,949.)                             100              (2,500)
 Calls: (Strike Price is $25.00. Expiration date is
  2/21/03. Premium received is $77,098.)                             300             (93,000)
 Calls: (Strike Price is $22.50. Expiration date is
  4/18/03. Premium received is $27,549.)                              50             (29,000)
 Calls: (Strike Price is $25.00. Expiration date is
  4/18/03. Premium received is $109,287.)                            300            (115,500)
 Calls: (Strike Price is $30.00. Expiration date is
  4/18/03. Premium received is $25,859.)                             130             (15,600)

Foot Locker, Inc.
 Calls: (Strike Price is $10.00. Expiration date is
  5/16/03. Premium received is $15,200.)                             100             (16,000)

Forest Oil Corporation
 Calls: (Strike Price is $25.00. Expiration date is
  2/21/03. Premium received is $20,349.)                              50             (16,500)
 Calls: (Strike Price is $30.00. Expiration date is
  2/21/03. Premium received is $10,619.)                             100              (6,750)
 Calls: (Strike Price is $30.00. Expiration date is
  5/16/03. Premium received is $9,850.)                               50              (7,375)

Goldcorp, Inc.
 Calls: (Strike Price is $12.50. Expiration date is
  1/17/03. Premium received is $8,900.)                              100              (8,500)
 Calls: (Strike Price is $12.50. Expiration date is
  2/21/03. Premium received is $15,438.)                             100             (14,500)
 Calls: (Strike Price is $12.50. Expiration date is
  4/18/03. Premium received is $18,199.)                             100             (20,750)
 Calls: (Strike Price is $15.00. Expiration date is
  4/18/03. Premium received is $10,200.)                             100             (11,500)

H.B. Fuller Company
 Calls: (Strike Price is $25.00. Expiration date is
  2/21/03. Premium received is $25,849.)                              50              (9,875)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                            Contracts
                                                           (100 shares          Value
                                                           per contract)       (Note 2)
--------------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd. Sponsored ADR
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $29,549.)                             150            ($31,875)
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $28,532.)                             300             (22,500)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $15,711.)                             100             (15,750)
 Calls: (Strike Price is $20.00. Expiration date is
  2/21/03. Premium received is $16,299.)                             200             (15,000)

Headwaters, Inc.
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $9,400.)                              100              (1,000)
 Calls: (Strike Price is $12.50. Expiration date is
  2/21/03. Premium received is $67,048.)                             150             (51,000)
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $124,096.)                            550             (89,375)

Helmerich & Payne, Inc.
 Calls: (Strike Price is $30.00. Expiration date is
  3/21/03. Premium received is $46,749.)                             250             (29,375)

IDX Systems Corporation
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $18,199.)                             100             (21,750)
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $8,495.)                              100              (6,250)
 Calls: (Strike Price is $12.50. Expiration date is
  2/21/03. Premium received is $77,398.)                             200             (94,000)
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $22,199.)                             100             (26,250)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $130,933.)                            900             (87,750)
 Calls: (Strike Price is $17.50. Expiration date is
  5/16/03. Premium received is $43,018.)                             200             (36,500)
 Calls: (Strike Price is $20.00. Expiration date is
  5/16/03. Premium received is $53,798.)                             400             (39,000)

JDA Software Group, Inc.
 Calls: (Strike Price is $7.50. Expiration date is
  1/17/03. Premium received is $84,397.)                             650            (146,250)
 Calls: (Strike Price is $10.00. Expiration date is
  1/17/03. Premium received is $33,599.)                             400             (21,000)
 Calls: (Strike Price is $10.00. Expiration date is
  2/21/03. Premium received is $12,700.)                             100              (9,750)
 Calls: (Strike Price is $10.00. Expiration date is
  4/18/03. Premium received is $17,699.)                             100             (14,750)

J. Jill Group, Inc.
 Calls: (Strike Price is $15.00. Expiration date is
  1/17/03. Premium received is $43,749.)                             350             (16,625)
 Calls: (Strike Price is $15.00. Expiration date is
  2/21/03. Premium received is $26,399.)                             200             (20,500)
 Calls: (Strike Price is $12.50. Expiration date is
  3/21/03. Premium received is $68,598.)                             250             (65,625)
 Calls: (Strike Price is $15.00. Expiration date is
  3/21/03. Premium received is $46,994.)                             200             (27,500)
 Calls: (Strike Price is $17.50. Expiration date is
  3/21/03. Premium received is $2,350.)                               25              (1,562)
 Calls: (Strike Price is $15.00. Expiration date is
  6/20/03. Premium received is $20,699.)                             100             (21,750)
 Calls: (Strike Price is $17.50. Expiration date is
  6/20/03. Premium received is $13,200.)                             100             (13,250)

MPS Group, Inc.
 Calls: (Strike Price is $5.00. Expiration date is
  1/17/03. Premium received is $14,800.)                             200             (13,500)

Manor Care, Inc.
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $41,661.)                             200             (31,500)
 Calls: (Strike Price is $20.00. Expiration date is
  1/17/03. Premium received is $9,240.)                              120              (2,700)
 Calls: (Strike Price is $20.00. Expiration date is
  2/21/03. Premium received is $34,149.)                             200             (14,500)
 Calls: (Strike Price is $20.00. Expiration date is
  5/16/03. Premium received is $29,549.)                             150             (22,125)

Meridian Gold, Inc.
 Calls: (Strike Price is $17.50. Expiration date is
  1/17/03. Premium received is $26,399.)                             200             (19,500)
 Calls: (Strike Price is $17.50. Expiration date is
  2/21/03. Premium received is $16,077.)                             100             (18,250)

Newfield Exploration Company
 Calls: (Strike Price is $35.00. Expiration date is
  3/21/03. Premium received is $132,796.)                            400            (105,000)

Noble Energy, Inc.
 Calls: (Strike Price is $30.00. Expiration date is
  2/21/03. Premium received is $58,698.)                             100             (77,000)
 Calls: (Strike Price is $35.00. Expiration date is
  2/21/03. Premium received is $34,699.)                             100             (34,500)
 Calls: (Strike Price is $40.00. Expiration date is
  2/21/03. Premium received is $9,700.)                              100              (8,000)
 Calls: (Strike Price is $40.00. Expiration date is
  5/16/03. Premium received is $53,248.)                             250             (45,625)

OM Group, Inc.
 Calls: (Strike Price is $5.00. Expiration date is
  1/17/03. Premium received is $130,476.)                            690            (136,275)
 Calls: (Strike Price is $7.50. Expiration date is
  1/17/03. Premium received is $143,009.)                          1,000             (27,500)
 Calls: (Strike Price is $5.00. Expiration date is
  2/21/03. Premium received is $56,098.)                             300             (66,750)
 Calls: (Strike Price is $5.00. Expiration date is
  4/18/03. Premium received is $24,137.)                             200             (50,000)
 Calls: (Strike Price is $7.50. Expiration date is
  4/18/03. Premium received is $47,861.)                             236             (30,090)
 Calls: (Strike Price is $10.00. Expiration date is
  4/18/03. Premium received is $17,206.)                             120              (6,000)

Oceaneering International, Inc.
 Calls: (Strike Price is $22.50. Expiration date is
  1/17/03. Premium received is $95,597.)                             300             (71,100)
 Calls: (Strike Price is $30.00. Expiration date is
  1/17/03. Premium received is $7,900.)                              100                (250)
 Calls: (Strike Price is $25.00. Expiration date is
  2/21/03. Premium received is $9,700.)                              100             (14,250)
 Calls: (Strike Price is $25.00. Expiration date is
  4/18/03. Premium received is $18,199.)                             100             (21,750)

Omnicare, Inc.
 Calls: (Strike Price is $22.50. Expiration date is
  2/21/03. Premium received is $20,099.)                             100             (20,250)

--------------------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                             Contracts
                                                            (100 shares         Value
                                                            per contract       (Note 2)
--------------------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------------------
 Calls: (Strike Price is $20.00. Expiration date is
  3/21/03. Premium received is $12,350.)                              50            ($21,500)
 Calls: (Strike Price is $22.50. Expiration date is
  3/21/03. Premium received is $6,100.)                               50             (12,500)
 Calls: (Strike Price is $25.00. Expiration date is
  3/21/03. Premium received is $14,700.)                             100             (10,750)

OraSure Technologies, Inc.
 Calls: (Strike Price is $5.00. Expiration date is
  1/17/03. Premium received is $8,900.)                              100              (6,500)
 Calls: (Strike Price is $5.00. Expiration date is
  4/18/03. Premium received is $86,918.)                             550             (63,250)
 Calls: (Strike Price is $7.50. Expiration date is
  4/18/03. Premium received is $6,900.)                              100              (4,250)
 Calls: (Strike Price is $5.00. Expiration date is
  7/18/03. Premium received is $9,350.)                               50              (7,250)
 Calls: (Strike Price is $7.50. Expiration date is
  7/18/03. Premium received is $4,730.)                               50              (3,750)

Peabody Energy Corporation
 Calls: (Strike Price is $25.00. Expiration date
  is 3/21/03. Premium received is $139,371.)                         375            (180,000)

Pegasus Solutions, Inc.
 Calls: (Strike Price is $10.00. Expiration date
  is 1/17/03. Premium received is $30,899.)                          200             (12,500)
 Calls: (Strike Price is $10.00. Expiration date
  is 4/18/03. Premium received is $50,098.)                          300             (45,750)

R.H. Donnelley Corporation
 Calls: (Strike Price is $25.00. Expiration date
  is 2/21/03. Premium received is $184,108.)                         700            (322,000)
 Calls: (Strike Price is $25.00. Expiration date
  is 5/16/03. Premium received is $113,097.)                         300            (150,000)
 Calls: (Strike Price is $30.00. Expiration date
  is 5/16/03. Premium received is $42,599.)                          300             (62,250)

Remington Oil & Gas Corporation
 Calls: (Strike Price is $15.00. Expiration date
  is 2/21/03. Premium received is $52,098.)                          300             (56,250)
 Calls: (Strike Price is $15.00. Expiration date
  is 5/16/03. Premium received is $23,699.)                          100             (25,500)

Shopko Stores, Inc.
 Calls: (Strike Price is $17.50. Expiration date
  is 1/17/03. Premium received is $9,700.)                           100              (1,000)
 Calls: (Strike Price is $12.50. Expiration date
  is 3/21/03. Premium received is $25,199.)                          100             (18,750)
 Calls: (Strike Price is $17.50. Expiration date
  is 3/21/03. Premium received is $11,100.)                           50              (1,750)
 Calls: (Strike Price is $20.00. Expiration date
  is 3/21/03. Premium received is $6,304.)                            50                (625)

Smith International, Inc.
 Calls: (Strike Price is $32.50. Expiration date
  is 1/17/03. Premium received is $7,600.)                            50              (7,750)
 Calls: (Strike Price is $35.00. Expiration date
  is 1/17/03. Premium received is $18,699.)                          100              (5,750)
 Calls: (Strike Price is $37.50. Expiration date
  is 1/17/03. Premium received is $16,200.)                          100              (1,750)
 Calls: (Strike Price is $35.00. Expiration date
  is 4/18/03. Premium received is $31,699.)                          100             (26,000)

Steel Dynamics, Inc.
 Calls: (Strike Price is $12.50. Expiration date
  is 1/17/03. Premium received is $10,200.)                          100              (2,750)
 Calls: (Strike Price is $12.50. Expiration date
  is 2/21/03. Premium received is $13,700.)                          100              (6,250)
 Calls: (Strike Price is $15.00. Expiration date
  is 2/21/03. Premium received is $7,400.)                           100              (1,250)

Stone Energy Corporation
 Calls: (Strike Price is $30.00. Expiration date
  is 1/17/03. Premium received is $44,291.)                          250             (87,500)
 Calls: (Strike Price is $35.00. Expiration date
  is 3/21/03. Premium received is $43,249.)                          250             (39,375)

Too, Inc.
 Calls: (Strike Price is $22.50. Expiration date
  is 1/17/03. Premium received is $17,699.)                          100             (18,250)
 Calls: (Strike Price is $22.50. Expiration date
  is 2/21/03. Premium received is $25,747.)                          100             (26,500)
 Calls: (Strike Price is $25.00. Expiration date
  is 2/21/03. Premium received is $165,395.)                         700             (85,750)

United States Steel Corporation
 Calls: (Strike Price is $10.00. Expiration date
  is 1/17/03. Premium received is $19,699.)                          100             (31,500)
 Calls: (Strike Price is $12.50. Expiration date
  is 1/17/03. Premium received is $39,099.)                          300             (28,500)
 Calls: (Strike Price is $12.50. Expiration date
  is 4/18/03. Premium received is $57,907.)                          300             (51,750)
 Calls: (Strike Price is $15.00. Expiration date
  is 4/18/03. Premium received is $20,299.)                          150              (9,375)

Wolverine World Wide, Inc.
 Calls: (Strike Price is $15.00. Expiration date
  is 3/21/03. Premium received is $19,699.)                          100             (13,250)
 Calls: (Strike Price is $17.50. Expiration date
  is 3/21/03. Premium received is $9,700.)                           100              (3,250)

York International Corporation
 Calls: (Strike Price is $22.50. Expiration date
  is 1/17/03. Premium received is $17,794.)                          100             (31,000)
 Calls: (Strike Price is $22.50. Expiration date
  is 2/21/03. Premium received is $30,089.)                          200             (66,000)
 Calls: (Strike Price is $25.00. Expiration date
  is 2/21/03. Premium received is $108,146.)                         750            (118,125)
 Calls: (Strike Price is $25.00. Expiration date
  is 5/16/03. Premium received is $35,267.)                          150             (36,000)
 Calls: (Strike Price is $30.00. Expiration date
  is 5/16/03. Premium received is $4,975.)                            50              (3,125)
                                                       -----------------   -----------------
                                                                  28,521         ($5,051,365)
                                                       =================   =================

                         STRONG ADVISOR U.S. VALUE FUND

                                                               Shares or
                                                               Principal        Value
                                                                 Amount        (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 97.3%
Aerospace - Defense 1.7%
General Dynamics Corporation                                      17,900   $       1,420,723
Lockheed Martin Corporation                                       24,400           1,409,100
Raytheon Company                                                  27,900             857,925
                                                                           -----------------
                                                                                   3,687,748

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

                 STRONG ADVISOR U.S. VALUE FUND (continued)

                                                           Shares or
                                                           Principal             Value
                                                             Amount             (Note 2)
--------------------------------------------------------------------------------------------
Auto Manufacturers - Domestic 0.7%
General Motors Corporation                                        38,100   $       1,404,366

Banks - Midwest 0.3%
Provident Financial Group, Inc.                                   27,000             702,810

Banks - Money Center 7.3%
Bank of America Corporation                                       69,400           4,828,158
The Bank of New York Company, Inc.                                67,000           1,605,320
Citigroup, Inc.                                                  195,000           6,862,050
J.P. Morgan Chase & Company                                      103,000           2,472,000
                                                                           -----------------
                                                                                  15,767,528
Banks - Northeast 0.7%
Banknorth Group, Inc. (b)                                         55,000           1,243,000
Peoples Bank                                                      11,400             287,280
                                                                           -----------------
                                                                                   1,530,280
Banks - Southeast 1.3%
Compass Bancshares, Inc.                                          37,000           1,156,990
First Virginia Banks, Inc.                                        42,450           1,580,414
                                                                           -----------------
                                                                                   2,737,404
Banks Super Regional 7.5%
Bank One Corporation                                              57,000           2,083,350
KeyCorp                                                           41,600           1,045,824
Mellon Financial Corporation                                      28,000             731,080
National City Corporation                                         36,500             997,180
PNC Financial Services Group                                      21,900             917,610
Regions Financial Corporation                                     46,000           1,534,560
SouthTrust Corporation                                            53,800           1,336,930
U.S. Bancorp                                                      92,800           1,969,216
Wachovia Corporation                                              67,100           2,445,124
Wells Fargo Company                                               66,800           3,130,916
                                                                           -----------------
                                                                                  16,191,790
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                                    20,302             982,617

Building Products - Wood 0.7%
Weyerhaeuser Company                                              31,200           1,535,352

Chemicals - Basic 1.3%
The Dow Chemical Company                                          67,400           2,001,780
PPG Industries, Inc.                                              15,300             767,295
                                                                           -----------------
                                                                                   2,769,075
Chemicals - Specialty 1.0%
Praxair, Inc.                                                     36,000           2,079,720

Commercial Services - Miscellaneous 0.8%
ARAMARK Corporation Class B (b)                                   71,000           1,668,500

Computer - Manufacturers 2.7%
Hewlett-Packard Company                                          133,000           2,308,880
International Business Machines Corporation                       45,000           3,487,500
                                                                           -----------------
                                                                                   5,796,380
Computer Services 0.3%
Unisys Corporation (b)                                            70,100             693,990

Cosmetics - Personal Care 0.2%
Kimberly-Clark Corporation                                        11,000             522,170

Diversified Operations 4.9%
Agilent Technologies, Inc. (b)                                    51,000             915,960
AOL Time Warner, Inc. (b)                                        144,000           1,886,400
E.I. Du Pont de Nemours & Company                                 50,631           2,146,754

Emerson Electric Company                                          27,900           1,418,715
ITT Industries, Inc.                                              24,400           1,480,836
Loews Corporation                                                 19,500             866,970
3M Co.                                                             6,000             739,800
United Technologies Corporation                                   17,200           1,065,368
                                                                           -----------------
                                                                                  10,520,803
Electronics - Scientific Instruments 0.7%
Waters Corporation (b)                                            65,000           1,415,700

Electronics - Semiconductor Manufacturing 0.7%
Micron Technology, Inc. (b)                                      145,000           1,412,300

Finance - Consumer/Commercial Loans 0.9%
Capital One Financial Corporation                                 40,000           1,188,800
Household International, Inc.                                     26,600             739,746
                                                                           -----------------
                                                                                   1,928,546
Finance - Equity REIT 2.0%
Apartment Investment & Management Company Class A                 30,000           1,124,400
Equity Office Properties Trust                                    65,000           1,623,700
Equity Residential Properties Trust                               63,015           1,548,909
                                                                           -----------------
                                                                                   4,297,009
Finance - Investment Brokers 1.0%
The Goldman Sachs Group, Inc.                                      8,200             558,420
Morgan Stanley                                                    42,000           1,676,640
                                                                           -----------------
                                                                                   2,235,060
Finance - Investment Management 0.7%
T. Rowe Price Group, Inc.                                         28,000             763,840
Waddell & Reed Financial, Inc. Class A                            39,000             767,130
                                                                           -----------------
                                                                                   1,530,970
Finance - Savings & Loan 1.4%
Charter One Financial, Inc.                                       44,415           1,276,043
Washington Mutual, Inc.                                           50,000           1,726,500
                                                                           -----------------
                                                                                   3,002,543
Financial Services - Miscellaneous 0.8%
American Express Company                                          50,046           1,769,126

Food - Meat Products 0.7%
Tyson Foods, Inc. Class A                                        142,000           1,593,240

Food - Miscellaneous Preparation 0.5%
General Mills, Inc.                                               23,000           1,079,850

Insurance - Brokers 0.5%
Marsh & McLennan Companies, Inc.                                  21,800           1,007,378

Insurance - Diversified 2.9%
American International Group, Inc.                                65,000           3,760,250
John Hancock Financial Services, Inc.                             24,500             683,550
Principal Financial Group, Inc.                                   25,300             762,289
Prudential Financial, Inc.                                        34,100           1,082,334
                                                                           -----------------
                                                                                   6,288,423
Insurance - Life 0.6%
Lincoln National Corporation                                      42,000           1,326,360

Insurance - Property/Casualty/Title 4.1%
The Allstate Corporation                                          41,800           1,546,182
Chubb Corporation                                                 16,500             861,300
Hartford Financial Services Group, Inc.                           21,800             990,374
MGIC Investment Corporation                                       58,000           2,395,400
The St. Paul Companies, Inc.                                      20,300             691,215

--------------------------------------------------------------------------------------------

                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                               Shares or
                                                               Principal        Value
                                                                Amount         (Note 2)
--------------------------------------------------------------------------------------------
Travelers Property and Casualty Corporation
 Class B (b)                                                      60,309   $         883,527
XI Capital, Ltd. Class A                                          19,600           1,514,100
                                                                           -----------------
                                                                                   8,882,098
Leisure - Hotels & Motels 0.5%
Marriott International, Inc. Class A                              33,500           1,101,145

Leisure - Photo Equipment/Related 0.4%
Eastman Kodak Company                                             24,200             847,968

Leisure - Services 1.3%
Cendant Corporation (b)                                           81,800             857,264
The Walt Disney Company                                          113,000           1,843,030
                                                                           -----------------
                                                                                   2,700,294
Machinery - Construction/Mining 0.6%
Caterpillar, Inc.                                                 30,100           1,376,172

Machinery Farm 0.7%
Deere & Company                                                   34,000           1,558,900

Media - Cable TV 1.6%
Comcast Corporation Class A (b)                                   58,974           1,390,017
Comcast Corporation Class A (Non-Voting) (b)                      60,300           1,362,177
Cox Communications, Inc. Class A (b)                              25,400             721,360
                                                                           -----------------
                                                                                   3,473,554
Media - Newspapers 0.9%
Gannett Company, Inc.                                             26,200           1,881,160

Media - Periodicals 0.6%
Readers Digest Association, Inc. Class A                          83,000           1,253,300

Media - Radio/TV 1.4%
Clear Channel Communications, Inc. (b)                            27,900           1,040,391
Viacom, Inc. Class B (b)                                          49,700           2,025,772
                                                                           -----------------
                                                                                   3,066,163
Medical - Ethical Drugs 3.1%
Bristol-Myers Squibb Company                                      60,400           1,398,260
Merck & Company, Inc.                                             80,400           4,551,444
Schering-Plough Corporation                                       32,000             710,400
                                                                           -----------------
                                                                                   6,660,104
Medical - Hospitals 0.7%
Tenet Healthcare Corporation (b)                                  93,000           1,525,200

Metal Ores - Miscellaneous 0.6%
Alcoa, Inc.                                                       52,100           1,186,838

Oil & Gas - International Integrated 8.5%
ChevronTexaco Corporation                                         54,000           3,589,920
ConocoPhillips                                                    56,471           2,732,631
Exxon Mobil Corporation                                          347,000          12,124,180
                                                                           -----------------
                                                                                  18,446,731
Oil & Gas - International Specialty 1.0%
Kerr McGee Corporation                                            20,700             917,010
Unocal Corporation                                                40,200           1,229,316
                                                                           -----------------
                                                                                   2,146,326
Oil & Gas - Refining/Marketing 0.6%
Duke Energy Corporation                                           70,000           1,367,800

Oil & Gas - United States Exploration &
 Production 0.8%
Occidental Petroleum Corporation                                  59,700           1,698,465

Oil & Gas - United States Integrated 0.3%
El Paso Corporation                                               89,600             623,616

Paper & Paper Products 0.6%
International Paper Company                                       39,300           1,374,321

Pollution Control - Services 0.5%
Waste Management, Inc.                                            44,000           1,008,480

Retail - Apparel/Shoe 0.9%
The Gap, Inc.                                                    128,000           1,986,560

Retail - Consumer Electronics 0.9%
Circuit City Stores, Inc.                                        250,000           1,855,000

Retail - Department Stores 0.8%
Federated Department Stores, Inc. (b)                             25,000             719,000
May Department Stores Company                                     44,793           1,029,343
                                                                           -----------------
                                                                                   1,748,343
Retail - Drug Stores 0.3%
CVS Corporation                                                   28,200             704,154

Retail - Restaurants 2.7%
Cosi, Inc. (b)                                                   183,000           1,017,480
McDonald's Corporation                                           293,100           4,713,048
                                                                           -----------------
                                                                                   5,730,528
Retail - Super/Mini Markets 1.2%
The Kroger Company (b)                                           161,000           2,487,450

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                                      23,000           1,976,620

Telecommunications - Cellular 0.4%
AT&T Wireless Services, Inc. (b)                                 145,000             819,250

Telecommunications - Equipment 0.4%
Motorola, Inc.                                                   103,000             890,950

Telecommunications - Services 7.1%
ALLTEL Corporation                                                19,000             969,000
AT&T Corporation                                                  53,000           1,383,830
BellSouth Corporation                                             93,000           2,405,910
SBC Communications, Inc.                                         163,000           4,418,930
Sprint Corporation                                                73,900           1,070,072
Verizon Communications, Inc.                                     133,000           5,153,750
                                                                           -----------------
                                                                                  15,401,492
Textile - Apparel Manufacturing 0.5%
Russell Corporation                                               71,300           1,193,562

Tobacco 1.4%
Philip Morris Companies, Inc.                                     75,700           3,068,121

Transportation - Air Freight 1.0%
FedEx Corporation                                                 39,200           2,125,424

Transportation - Rail 0.9%
Burlington Northern Santa Fe Corporation                          24,800             645,048
Norfolk Southern Corporation                                      68,000           1,359,320
                                                                           -----------------
                                                                                   2,004,368
Utility - Electric Power 3.2%
Consolidated Edison, Inc.                                         27,000           1,156,140
Exelon Corporation                                                33,000           1,741,410

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                             Shares or
                                                             Principal          Value
                                                               Amount          (Note 2)
--------------------------------------------------------------------------------------------
FPL Group, Inc.                                                   33,000   $       1,984,290
The Southern Company                                              42,000           1,192,380
Wisconsin Energy Corporation                                      34,000             856,800
                                                                           -----------------
                                                                                   6,931,020
Utility - Gas Distribution 0.6%
Vectren Corporation                                               56,700           1,304,100
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $211,149,628)                                          209,882,615
--------------------------------------------------------------------------------------------
Short Term Investments (a) 2.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $4,100,285); Collateralized by: United States
 Government & Agency Issues (c)                           $    4,100,000           4,100,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase Proceeds
 $1,470,582); Collateralized by: United States
 Government & Agency Issues (c)                                1,470,500           1,470,500
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,570,500)                                     5,570,500
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $216,720,128) 99.9%                        215,453,115
Other Assets and Liabilities, Net 0.1%                                               317,024
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $     215,770,139
============================================================================================

                            STRONG ADVISOR FOCUS FUND

                                                               Shares or
                                                               Principal        Value
                                                                Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 92.5%
Aerospace - Defense 3.2%
Lockheed Martin Corporation                                        2,000   $         115,500

Commercial Services - Schools 2.0%
Apollo Group, Inc. Class A (b)                                     1,700              74,800

Computer - Local Networks 2.5%
Cisco Systems, Inc. (b)                                            7,000              91,700

Computer - Manufacturers 5.5%
Dell Computer Corporation (b)                                      7,500             200,550

Computer Software - Desktop 8.4%
Adobe Systems, Inc.                                                2,000              49,820
Microsoft Corporation (b)                                          5,000             258,500
                                                                           -----------------
                                                                                     308,320
Computer Software - Security 3.3%
Symantec Corporation (b)                                           3,000             121,350

Electronics - Semiconductor Equipment 1.5%
Novellus Systems, Inc. (b)                                         2,000              56,160

Electronics - Semiconductor Manufacturing 5.4%
Microchip Technology, Inc.                                         8,000             195,600

Financial Services - Miscellaneous 1.4%
First Data Corporation                                             1,500              53,115

Insurance - Property/Casualty/Title 1.6%
RenaissanceRe Holdings, Ltd.                                       1,500              59,400

Internet - Software 1.9%
BEA Systems, Inc. (b)                                              6,000              68,820

Leisure - Gaming 5.4%
Alliance Gaming Corporation (b)                                    5,000              85,150
International Game Technology (b)                                  1,500             113,880
                                                                           -----------------
                                                                                     199,030
Leisure - Products 1.3%
Harley-Davidson, Inc.                                              1,000              46,200

Medical - Biomedical/Genetics 9.5%
Amgen, Inc. (b)                                                    4,500             217,530
Genzyme Corporation (b)                                            2,500              73,925
Medimmune, Inc. (b)                                                2,000              54,340
                                                                           -----------------
                                                                                     345,795
Medical - Drug/Diversified 1.5%
Johnson & Johnson                                                  1,000              53,710

Medical - Ethical Drugs 13.0%
Forest Laboratories, Inc. (b)                                      2,000             196,440
Merck & Company, Inc.                                              1,000              56,610
Pharmacia Corporation                                              5,300             221,540
                                                                           -----------------
                                                                                     474,590
Medical - Products 4.9%
Alcon, Inc. (b)                                                    1,500              59,175
Boston Scientific Corporation (b)                                  2,000              85,040
Stryker Corporation                                                  500              33,560
                                                                           -----------------
                                                                                     177,775
Oil & Gas - Drilling 1.0%
ENSCO International, Inc.                                          1,200              35,340

Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)                                      2,000              65,240

Oil & Gas - United States Exploration &
 Production 2.4%
XTO Energy, Inc.                                                   3,500              86,450

Retail - Apparel/Shoe 2.1%
Chicos FAS, Inc. (b)                                               4,000              75,640

Retail - Department Stores 4.4%
Kohl's Corporation (b)                                             2,900             162,255

Retail - Home Furnishings 1.4%
Bed Bath & Beyond, Inc. (b)                                        1,500              51,795

Retail - Restaurants 1.9%
Panera Bread Company Class A (b)                                   2,000              69,620

Retail/Wholesale - Building Products 1.5%
Fastenal Company                                                   1,500              56,085

Telecommunications - Cellular 3.7%
Nextel Communications, Inc. Class A (b)                            7,000              80,850
Vodafone Group PLC Sponsored ADR                                   3,000              54,360
                                                                           -----------------
                                                                                     135,210
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,245,577)                                              3,380,050
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                      STRONG ADVISOR FOCUS FUND (continued)

                                                           Shares or
                                                           Principal            Value
                                                            Amount             (Note 2)
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 5.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $100,007); Collateralized by: United States
 Government & Agency Issues (c)                        $         100,000   $         100,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds
 $112,806); Collateralized by: United States
 Government & Agency Issues (c)                                  112,800             112,800
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $212,800)                                         212,800
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,467,377) 98.3%                            3,592,850
Other Assets and Liabilities, Net 1.7%                                                59,794
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $       3,652,644
============================================================================================

WRITTEN OPTIONS ACTIVITY

--------------------------------------------------------------------------------------------
                                                           Contracts           Premiums
--------------------------------------------------------------------------------------------
Options outstanding at beginning of year                              --   $              --
Options written during the year                                       41              12,735
Options closed                                                       (41)            (12,735)
Options expired                                                       --                  --
Options exercised                                                     --                  --
                                                       -----------------   -----------------
Options outstanding at end of year                                    --   $              --
                                                       =================   =================

                           STRONG ADVISOR SELECT FUND

                                                           Shares or
                                                           Principal            Value
                                                            Amount             (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 95.9%
Aerospace - Defense 6.3%
Lockheed Martin Corporation                                       61,170   $       3,532,567

Banks - Money Center 3.5%
Citigroup, Inc.                                                   56,070           1,973,103

Computer - Local Networks 3.2%
Cisco Systems, Inc. (b)                                          140,030           1,834,393

Computer - Manufacturers 2.0%
Dell Computer Corporation (b)                                     41,735           1,115,994

Computer Software - Desktop 6.3%
Microsoft Corporation (b)                                         69,140           3,574,538

Computer Software - Enterprise 3.5%
Oracle Systems Corporation (b)                                   182,745           1,973,646

Electronics - Semiconductor Equipment 2.1%
Applied Materials, Inc. (b)                                       92,420           1,204,233

Electronics - Semiconductor Manufacturing 1.7%
Texas Instruments, Inc.                                           63,130             947,581

Finance - Consumer/Commercial Loans 3.1%
SLM Corporation                                                   16,690           1,733,423

Household - Audio/Video 3.4%
Harman International Industries, Inc.                             32,400           1,927,800

Leisure - Services 2.5%
The Walt Disney Company                                           87,985           1,435,035

Machinery - Farm 0.9%
AGCO Corporation (b)                                              23,850             527,085

Media - Cable TV 1.5%
Cox Communications, Inc. Class A (b)                              29,690             843,196

Media - Radio/TV 3.0%
Viacom, Inc. Class B (b)                                          41,480           1,690,725

Medical - Biomedical/Genetics 2.9%
Amgen, Inc. (b)                                                   33,670           1,627,608

Medical - Drug/Diversified 2.6%
Johnson & Johnson                                                 27,005           1,450,439

Medical - Ethical Drugs 14.2%
Forest Laboratories, Inc. (b)                                     17,285           1,697,733
Eli Lilly & Company                                               35,870           2,277,745
Pfizer, Inc.                                                     132,395           4,047,315
                                                                           -----------------
                                                                                   8,022,793
Medical - Generic Drugs 2.4%
Teva Pharmaceutical Industries, Ltd. ADR                          34,570           1,334,748

Medical - Health Maintenance
  Organizations 5.7%
Anthem, Inc. (b)                                                  51,000           3,207,900

Medical - Hospitals 9.8%
Community Health Systems, Inc. (b)                                93,410           1,923,312
HCA, Inc.                                                         86,345           3,583,317
                                                                           -----------------
                                                                                   5,506,629
Oil & Gas - Drilling 1.4%
GlobalSantaFe Corporation                                         31,740             771,917

Oil & Gas - Machinery/Equipment 2.5%
Weatherford Intenrational, Ltd. (b)                               35,275           1,408,531

Oil & Gas - United States Exploration &
  Production 4.6%
Pioneer Natural Resources Company (b)                             67,900           1,714,475
XTO Energy, Inc.                                                  34,565             853,755
                                                                           -----------------
                                                                                   2,568,230
Retail - Apparel/Shoe 4.8%
The Gap, Inc.                                                    174,140           2,702,653

Telecommunications - Equipment 2.0%
Nokia Corporation Sponsored ADR                                   71,520           1,108,560
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $53,869,870)                                            54,023,327
--------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

                     STRONG ADVISOR SELECT FUND (continued)

                                                           Shares or
                                                           Principal            Value
                                                            Amount             (Note 2)
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.1%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $609,434);
 Collateralized by: United States Government &
 Agency Issues (c)                                     $         609,400   $         609,400
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $609,400)                                         609,400
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $54,479,270) 97.0%                                                         54,632,727
Other Assets and Liabilities, Net 3.0%                                             1,677,205
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $      56,309,932
============================================================================================

                         STRONG ADVISOR TECHNOLOGY FUND

                                                             Shares or
                                                             Principal          Value
                                                              Amount           (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 96.0%
Commercial Services - Security/Safety 2.2%
Mine Safety Appliances Company                                     1,000   $          32,250

Computer - Graphics 3.5%
Magma Design Automation (b)                                        1,700              16,286
Nassda Corporation (b)                                             1,900              20,805
Verisity, Ltd. (b)                                                   800              15,248
                                                                           -----------------
                                                                                      52,339
Computer - Integrated Systems 2.2%
National Instruments Corporation (b)                               1,000              32,490

Computer - Local Networks 3.4%
Cisco Systems, Inc. (b)                                            3,900              51,090

Computer - Manufacturers 3.8%
Dell Computer Corporation (b)                                      2,100              56,154

Computer - Memory Devices 1.9%
Seagate Technology (b)                                             2,600              27,898

Computer Software - Desktop 6.6%
Borland Software Corporation (b)                                   2,500              30,750
Microsoft Corporation (b)                                          1,300              67,210
                                                                           -----------------
                                                                                      97,960
Computer Software - Education/Entertainment 1.7%
Electronic Arts, Inc. (b)                                            500              24,885

Computer Software - Enterprise 16.6%
Business Objects SA Sponsored ADR (b)                              2,100              31,500
Catapult Communications Corporation Class A (b)                    1,500              17,925
Mercury Interactive Corporation (b)                                1,700              50,405
Oracle Systems Corporation (b)                                     3,100              33,480
Quest Software, Inc. (b)                                           2,000              20,620
SAP AG Sponsored ADR                                               1,500              29,250
SERENA Software, Inc. (b)                                          2,300              36,317
Siebel Systems, Inc. (b)                                           3,700              27,380
                                                                           -----------------
                                                                                     246,877
Electronics - Laser Systems/Component 1.7%
Cymer, Inc. (b)                                                      800              25,800

Electronics - Scientific Instruments 3.4%
FEI Company (b)                                                    1,500              22,935
Photon Dynamics, Inc. (b)                                          1,200              27,360
                                                                           -----------------
                                                                                      50,295
Electronics - Semiconductor Equipment 6.0%
ASML Holding NV (b)                                                3,400              28,424
KLA-Tencor Corporation (b)                                         1,050              37,139
Kopin Corporation (b)                                              5,000              19,600
LogicVision, Inc. (b)                                              2,000               4,300
                                                                           -----------------
                                                                                      89,463
Electronics - Semiconductor Manufacturing 13.7%
ARM Holdings PLC Sponsored ADR (b)                                 4,000              10,520
Intel Corporation                                                  2,400              37,368
Linear Technology Corporation                                      3,050              78,446
Micron Technology, Inc. (b)                                        2,500              24,350
OmniVision Technologies, Inc. (b)                                  1,500              20,355
Xilinx, Inc. (b)                                                   1,600              32,960
                                                                           -----------------
                                                                                     203,999
Internet - E*Commerce 2.7%
eBay, Inc. (b)                                                       600              40,692

Internet - Network Security/Solutions 4.3%
F5 Networks, Inc. (b)                                              2,100              22,554
Netscreen Technologies, Inc. (b)                                   1,600              26,944
SonicWALL, Inc. (b)                                                4,000              14,520
                                                                           -----------------
                                                                                      64,018
Internet - Software 3.3%
BEA Systems, Inc. (b)                                              3,900              44,733
Retek, Inc. (b)                                                    1,900               5,168
                                                                           -----------------
                                                                                      49,901
Medical - Biomedical/Genetics 6.7%
Affymetrix, Inc. (b)                                               2,500              57,225
Diversa Corporation (b)                                            2,200              19,910
Invitrogen Corporation (b)                                           700              21,931
                                                                           -----------------
                                                                                      99,066
Medical - Products 6.8%
Diagnostic Products Corporation                                    1,000              38,620
Guidant Corporation (b)                                              700              21,595
Zimmer Holdings, Inc. (b)                                          1,000              41,520
                                                                           -----------------
                                                                                     101,735
Telecommunications - Equipment 5.5%
Allen Telecom, Inc. (b)                                            3,000              28,410
CIENA Corporation (b)                                              5,500              28,270
Trimble Navigation, Ltd. (b)                                       2,000              24,980
                                                                           -----------------
                                                                                      81,660
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,893,744)                                              1,428,572
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 4.6%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $69,004);
 Collateralized by: United States Government &
 Agency Issues(c)                                           $     69,000              69,000
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $69,000)                                           69,000
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,962,744) 100.6%                                                          1,497,572
Other Assets and Liabilities, Net (0.6%)                                              (8,810)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $       1,488,762
============================================================================================

--------------------------------------------------------------------------------------------

                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND

                                                               Shares or
                                                               Principal        Value
                                                                Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 96.8%
Aerospace - Defense 3.3%
General Dynamics Corporation                                       3,660   $         290,494
Lockheed Martin Corporation                                       11,660             673,365
                                                                           -----------------
                                                                                     963,859
Banks - Money Center 1.4%
Citigroup, Inc.                                                   11,500             404,685

Banks - Super Regional 2.4%
Fifth Third Bancorp                                                7,425             434,734
Wells Fargo Company                                                5,370             251,692
                                                                           -----------------
                                                                                     686,426
Beverages - Soft Drinks 1.8%
The Coca-Cola Company                                             11,634             509,802

Chemicals - Basic 1.3%
The Dow Chemical Company                                          12,500             371,250

Commercial Services - Schools 1.3%
Apollo Group, Inc. Class A (b)                                     8,360             367,840

Computer - Local Networks 1.7%
Cisco Systems, Inc. (b)                                           38,575             505,333

Computer - Manufacturers 3.5%
Dell Computer Corporation (b)                                     16,310             436,129
International Business Machines Corporation                        7,260             562,650
                                                                           -----------------
                                                                                     998,779
Computer Software - Desktop 4.9%
Microsoft Corporation (b)                                         27,375           1,415,288

Computer Software - Education/Entertainment 2.7%
Electronic Arts, Inc. (b)                                         15,395             766,209

Computer Software - Enterprise 2.3%
Oracle Systems Corporation (b)                                    34,610             373,788
SAP AG Sponsored ADR                                              14,825             289,088
                                                                           -----------------
                                                                                     662,876
Computer Software - Financial 1.0%
Intuit, Inc. (b)                                                   6,310             296,065

Diversified Operations 2.1%
BM Co.                                                             4,990             615,267

Electronics - Semiconductor Equipment 2.1%
Applied Materials, Inc. (b)                                       47,285             616,124

Electronics - Semiconductor Manufacturing 2.9%
Maxim Integrated Products, Inc.                                    9,770             322,801
Texas Instruments, Inc.                                           34,395             516,269
                                                                           -----------------
                                                                                     839,070
Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                                    2,680             278,345

Finance - Investment Brokers 0.5%
Lehman Brothers Holdings, Inc.                                     2,600             138,554

Finance - Mortgage & Related Services 1.8%
Freddie Mac                                                        8,840             522,002

Financial Services - Miscellaneous 1.5%
American Express Company                                          11,975             423,316

Insurance - Accident & Health 0.5%
AFLAC, Inc.                                                        4,990             150,299

Insurance - Diversified 1.5%
American International Group, Inc.                                 7,410             428,669

Leisure - Services 1.4%
The Walt Disney Company                                           24,330             396,822

Machinery - Construction/Mining 0.3%
Caterpillar, Inc.                                                  1,605              73,381

Media - Cable TV 2.5%
Cox Communications, Inc. Class A (b)                              12,610             358,124
Liberty Media Corporation Series A (b)                            39,587             353,908
                                                                           -----------------
                                                                                     712,032
Media - Radio/TV 2.6%
Viacom, Inc. Class B (b)                                          18,245             743,666

Medical - Biomedical/Genetics 3.2%
Amgen, Inc. (b)                                                   16,455             795,435
Gilead Sciences, Inc. (b)                                          3,790             128,860
                                                                           -----------------
                                                                                     924,295
Medical - Drug/Diversified 1.7%
Johnson & Johnson                                                  8,909             478,502

Medical - Ethical Drugs 13.3%
Forest Laboratories, Inc. (b)                                      3,130             307,429
Eli Lilly & Company                                               11,660             740,410
Merck & Company, Inc.                                             15,630             884,814
Pfizer, Inc.                                                      30,865             943,543
Pharmacia Corporation                                             22,787             952,497
                                                                           -----------------
                                                                                   3,828,693
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR                          18,980             732,818

Medical - Health Maintenance Organizations 3.6%
Anthem, Inc. (b)                                                  16,495           1,037,536

Medical - Hospitals 2.5%
HCA, Inc.                                                         17,665             733,097

Medical - Products 1.7%
Medtronic, Inc.                                                   10,750             490,200

Medical - Wholesale Drugs/Sundries 1.5%
Cardinal Health, Inc.                                              7,300             432,087

Metal Ores - Gold/Silver 0.5%
Newmont Mining Corporation Holding Company                         5,245             152,262

Oil & Gas - Drilling 0.7%
Nabors Industries, Ltd. (b)                                        5,815             205,095

Oil & Gas - Field Services 1.2%
Schlumberger, Ltd.                                                 8,280             348,505

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

               STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

                                                           Shares or
                                                           Principal            Value
                                                             Amount            (Note 2)
--------------------------------------------------------------------------------------------
Oil & Gas - United States Exploration &
 Production 2.9%
Anadarko Petroleum Corporation                                    10,055   $         481,634
Apache Corporation                                                 3,730             212,573
Devon Energy Corporation                                           3,045             139,765
                                                                           -----------------
                                                                                     833,972
Paper & Paper Products 1.4%
International Paper Company                                       11,350             396,909

Retail - Apparel/Shoe 2.6%
The Gap, Inc.                                                     47,495             737,122

Retail - Home Furnishings 0.8%
Bed Bath & Beyond, Inc. (b)                                        6,770             233,768

Retail - Major Discount Chains 3.8%
Target Corporation                                                 7,520             225,600
Wal-Mart Stores, Inc.                                             17,480             882,915
                                                                           -----------------
                                                                                   1,108,515
Telecommunications - Equipment 1.9%
Nokia Corporation Sponsored ADR                                   34,880             540,640

Telecommunications - Services 0.3%
AT&T Corporation                                                   3,048              79,583

Tobacco 1.4%
Philip Morris Companies, Inc.                                     10,200             413,406

Trucks & Parts - Heavy Duty 1.0%
Cummins, Inc.                                                     10,340             290,864
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $28,177,126)                                            27,883,828
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds $400,028);
 Collateralized by: United States Government
 & Agency Issues (c)                                   $         400,000             400,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $158,509);
 Collateralized by: United States Government
 & Agency Issues (c)                                             158,500             158,500
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $558,500)                                         558,500
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $28,735,626)98.7%                           28,442,328
Other Assets and Liabilities, Net 1.3%                                               365,137
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $      28,807,465
============================================================================================

                     STRONG ADVISOR INTERNATIONAL CORE FUND

                                                              Shares or
                                                              Principal          Value
                                                                Amount          (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 93.2%
Australia 2.0%
BHP Billiton, Ltd.                                                 2,000   $          11,386
BHP Steel, Ltd. (b)                                                  380                 688
                                                                           -----------------
                                                                                      12,074
Belgium 0.5%
Fortis (b)                                                           500               8,817

Brazil 1.0%
Companhia Vale do Rio Doce Sponsored ADR                             200               5,782

Canada 4.9%
Bank of Nova Scotia                                                  200               6,736
Encana Corporation                                                   500              15,554
TransCanada PipeLines, Ltd.                                          500               7,281
                                                                           -----------------
                                                                                      29,571
Denmark 1.4%
Danske Bank A/S                                                      500               8,274

Finland 1.1%
UPM-Kymmene Oyj                                                      200               6,476

France 12.3%
Accor SA                                                             200               6,058
BNP Paribas SA                                                       220               8,967
Essilor International SA                                             150               6,180
Groupe Danone Sponsored ADR                                          500              13,350
L'Oreal SA                                                           100               7,615
Suez SA                                                              400               6,944
Thales SA                                                            400              10,593
TotalFinaElf SA Sponsored ADR                                        200              14,300
                                                                           -----------------
                                                                                      74,007
Germany 4.9%
Adidas-Salomon AG                                                     70               5,951
E.On AG                                                              200               8,072
Medion AG                                                            110               3,897
Muenchener Rueckversicherungs-Gesellschaft AG                         25               2,989
Puma AG                                                               70               4,778
Schering AG                                                           80               3,480
                                                                           -----------------
                                                                                      29,167
Hong Kong 2.5%
Hutchison Whampoa, Ltd.                                            1,500               9,387
Swire Pacific, Ltd. A Shares                                       1,500               5,732
                                                                           -----------------
                                                                                      15,119
Ireland 2.6%
Bank of Ireland                                                      400               4,110
Ryanair Holdings PLC ADR (b)                                         300              11,748
                                                                           -----------------
                                                                                      15,858
Italy 4.6%
Credito Italiano SA                                                1,700               6,798
ENI Spa                                                              900              14,311
Parmalat Finanziaria Spa                                           2,800               6,671
                                                                           -----------------
                                                                                      27,780
Japan 18.5%
Ajinomoto Company, Inc.                                              600               6,261
Canon, Inc. ADR                                                      300              11,055
East Japan Railway Company                                             2               9,922
Fuji Photo Film Co., Ltd. ADR                                        300               9,621
Honda Motor Company, Ltd.                                            200               7,395
KOMATSU, LTD.                                                      2,000               6,519
Lawson, Inc.                                                         400               9,635
Mitsubishi Heavy Industries, Ltd.                                  4,000               9,770
Nippon Steel Corporation                                           4,000               4,683
Sony Corporation                                                     200               8,355
Tokyo Gas Company, Ltd.                                            3,000               9,399
Toppan Printing Company, Ltd.                                      1,000               7,521
Toyota Motor Corporation                                             400              10,747
                                                                           -----------------
                                                                                     110,883

--------------------------------------------------------------------------------------------

               STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

                                                           Shares or
                                                           Principal            Value
                                                             Amount            (Note 2)
--------------------------------------------------------------------------------------------
Mexico 3.0%
America Movil Series I. ADR                                          200   $           2,872
Telefonos de Mexico SA ADR Series L                                  300               9,594
Wal-Mart de Mexico SA de CV                                        2,500               5,598
                                                                           -----------------
                                                                                      18,064
Netherlands 3.3%
Royal Dutch Petroleum Company                                        200               8,804
STMicroelectronics NV                                                200               3,921
STMicroelectronics NV - New York Registry Shares                     100               1,951
Wolters Kluwer NV                                                    300               5,227
                                                                           -----------------
                                                                                      19,903
Singapore 1.1%
DBS Group Holdings, Ltd.                                           1,000               6,343

South Korea 1.7%
KT Corporation Sponsored ADR                                         200               4,310
Kookmin Bank Sponsored ADR                                           100               3,535
Samsung Electronics                                                   10               2,648
                                                                           -----------------
                                                                                      10,493
Spain 3.2%
ACS, Actividades de Construccion y Servicios SA                      300               9,651
Banco Santander Central Hispano SA                                   600               4,119
Telefonica SA Sponsored ADR (b)                                      204               5,420
                                                                           -----------------
                                                                                      19,190
Sweden 3.1%
Autoliv, Inc.                                                        700              14,395
Sandvik AB                                                           200               4,482
                                                                           -----------------
                                                                                      18,877
Switzer1and 5.3%
Givaudan SA                                                           13               5,834
Nestle SA                                                             40               8,484
Novartis AG Sponsored ADR                                            300              11,019
Swiss Reinsurance                                                    100               6,565
                                                                           -----------------
                                                                                      31,902
Taiwan 0.2%
ASE Test, Ltd. (b)                                                   300               1,200

United Kingdom 15.0%
Anglo American PLC                                                   700              10,449
BP PLC Sponsored ADR                                                 350              14,228
Boots Company PLC                                                    600               5,665
Compass Group PLC                                                  1,000               5,317
Diageo PLC                                                           500               5,438
Exel PLC                                                           1,000              11,086
GlaxoSmithKline PLC Sponsored ADR                                    200               7,492
HSBC Holdings PLC                                                    600               6,559
Royal Bank of Scotland PLC (b)                                       400               9,575
Tesco PLC                                                          2,000               6,238
Vodafone Group PLC                                                 4,500               8,199
                                                                           -----------------
                                                                                      90,246
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $574,624)                                                  560,026
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 9.1%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $54,503);
 Collateralized by: United States Government
 & Agency Issues (c)                                   $          54,500              54,500
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $54,500)                                           54,500
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities ($629,124) 102.3%                                    614,526
Other Assets and Liabilities, Net (2.3%)                                             (13,925)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $         600,601
============================================================================================

                  STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

                                                               Shares or
                                                               Principal         Value
                                                                 Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 95.0%
Commercial Services - Miscellaneous 5.9%
BearingPoint, Inc. (b)                                               950   $           6,555
Corporate Executive Board Company (b)                                485              15,481
FTI Consulting, Inc. (b)                                             565              22,685
                                                                           -----------------
                                                                                      44,721
Commercial Services - Schools 3.0%
Career Education Corporation (b)                                     221               8,840
Corinthian Colleges, Inc. (b)                                        380              14,387
                                                                           -----------------
                                                                                      23,227
Computer - Local Networks 1.7%
QLogic Corporation (b)                                               386              13,321

Computer - Services 3.5%
CACI International, Inc. Class A (b)                                 405              14,434
MTC Technologies, Inc. (b)                                           470              11,891
                                                                           -----------------
                                                                                      26,325
Computer Software - Desktop 1.2%
Borland Software Corporation (b)                                     770               9,471

Computer Software - Education/Entertainment 1.8%
Take-Two Interactive Software, Inc. (b)                              580              13,624

Computer Software - Enterprise 1.6%
Documentum, Inc. (b)                                                 795              12,450

Computer Software - Security 2.1%
Internet Security Systems, Inc. (b)                                  880              16,130

Electronics - Scientific Instruments 1.3%
Photon Dynamics, Inc. (b)                                            425               9,690

Electronics - Semiconductor Equipment 3.1%
Cabot Microelectronics Corporation (b)                               280              13,216
KLA-Tencor Corporation (b)                                           295              10,434
                                                                           -----------------
                                                                                      23,650
Electronics - Semiconductor Manufacturing 6.4%
Genesis Microchip, Inc. (b)                                        1,070              13,963
Integrated Circuit Systems, Inc. (b)                                 995              18,159
Power Integrations, Inc. (b)                                         145               2,465
Silicon Laboratories, Inc. (b)                                       295               5,629
Zoran Corporation (b)                                                595               8,372
                                                                           -----------------
                                                                                      48,588
Financial Services - Miscellaneous 2.8%
Investors Financial Services Corporation                             775              21,227

Internet - E*Commerce 7.2%
Expedia, Inc. (b)                                                    140               9,370
Hotels.com Class A (b)                                               431              23,546
University of Phoenix Online (b)                                     605              21,683
                                                                           -----------------
                                                                                      54,599
Internet - Internet Service Provider/Content 2.6%
Overture Services, Inc. (b)                                          715              19,527

Internet - Network Security/Solutions 1.4%
WebEx Communications, Inc. (b)                                       705              10,575

Leisure - Toys/Games/Hobby 2.3%
Leapfrog Enterprises, Inc. Class A (b)                               690              17,353

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

            STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

                                                              Shares or
                                                              Principal          Value
                                                                Amount          (Note 2)
--------------------------------------------------------------------------------------------
Medical - Biomedical/Genetics 4.3%
Cephalon, Inc. (b)                                                   350   $          17,034
Scios, Inc. (b)                                                      485              15,801
                                                                           -----------------
                                                                                      32,835
Medical - Generic Drugs 1.8%
American Pharmaceutical Partners, Inc. (b)                           770              13,706

Medical - Instruments 0.9%
CTI Molecular Imaging, Inc. (b)                                      285               7,028

Medical - Nursing Homes 2.8%
Odyssey Healthcare, Inc. (b)                                         610              21,167

Medical - Products 6.0%
Advanced Neuromodulation Systems, Inc. (b)                           270               9,477
Cyberonics, Inc. (b)                                                 575              10,580
SurModics, Inc. (b)                                                  290               8,317
Wilson Greatbatch Technologies, Inc. (b)                             590              17,228
                                                                           -----------------
                                                                                      45,602
Medical/Dental - Services 2.9%
Accredo Health, Inc. (b)                                             320              11,280
Inveresk Research Group, Inc. (b)                                    490              10,569
                                                                           -----------------
                                                                                      21,849
Retail - Apparel/Shoe 6.3%
Chicos FAS, Inc. (b)                                                 620              11,724
Hot Topic, Inc. (b)                                                  920              21,050
Pacific Sunwear of California (b)                                    863              15,258
                                                                           -----------------
                                                                                      48,032
Retail - Consumer Electronics 0.7%
Electronics Boutique Holdings Corporation (b)                        335               5,297

Retail - Discount & Variety 1.2%
Fred's, Inc.                                                         375               9,638

Retail - Mail Order & Direct 1.0%
J. Jill Group, Inc. (b)                                              555               7,759

Retail - Restaurants 9.5%
The Cheesecake Factory, Inc. (b)                                     575              20,786
Krispy Kreme Doughnuts, Inc. (b)                                     195               6,585
P.F. Chang's China Bistro, Inc. (b)                                  700              25,410
Panera Bread Company Class A (b)                                     565              19,668
                                                                           -----------------
                                                                                      72,449
Telecommunications - Cellular 1.2%
Nextel Communications, Inc. Class A (b)                              765               8,836

Telecommunications - Equipment 0.8%
Powerwave Technologies, Inc. (b)                                   1,175               6,345

Transportation - Services 2.0%
C.H. Robinson Worldwide, Inc.                                        490              15,288

Transportation - Truck 5.7%
Heartland Express, Inc. (b)                                          335               7,675
J.B. Hunt Transport Services, Inc. (b)                               515              15,089
Knight Transportation, Inc. (b)                                      985              20,685
                                                                           -----------------
                                                                                      43,449
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $715,530)                                                  723,758
--------------------------------------------------------------------------------------------

Short-Term Investments (a) 3.5%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%
 Due 1/02/03 (Repurchase proceeds $26,601);
 Collateralized by: United States
 Government & Agency Issues (c)                               $   26,600   $          26,600
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,600)                                           26,600
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $742,130) 98.5%                                750,358
Other Assets and Liabilities, Net 1.5%                                                11,558
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $         761,916
============================================================================================

                     STRONG ADVISOR LARGE COMPANY CORE FUND

                                                               Shares or
                                                               Principal         Value
                                                                 Amount         (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 82.8%
Aerospace - Defense 1.1%
General Dynamics Corporation                                       1,400   $         111,118

Banks - Money Center 4.7%
Bank of America Corporation                                        3,000             208,710
Citigroup, Inc.                                                    7,100             249,849
                                                                           -----------------
                                                                                     458,559
Beverages - Alcoholic 2.3%
Anheuser-Busch Companies, Inc.                                     4,500             217,800

Commercial Services - Advertising 2.7%
Omnicom Group, Inc.                                                4,000             258,400

Computer - Local Networks 1.2%
Cisco Systems, Inc.(b)                                             8,600             112,660

Computer - Manufacturers 1.4%
Dell Computer Corporation (b)                                      5,130             137,176

Computer - Memory Devices 1.4%
Seagate Technology (b)                                            12,500             134,125

Computer Software - Desktop 5.2%
Adobe Systems, Inc.                                                6,300             156,933
Microsoft Corporation (b)                                          6,700             346,390
                                                                           -----------------
                                                                                     503,323
Cosmetics - Personal Care 2.1%
Colgate Palmolive Company                                          3,950             207,098

Diversified Operations 6.5%
3M Co.                                                             1,400             172,620
AOL Time Warner, Inc. (b)                                          7,300              95,630
General Electric Company                                           7,750             188,712
Johnson Controls, Inc.                                             2,100             168,357
                                                                           -----------------
                                                                                     625,319
Electronics - Parts Distributors 2.0%
W.W. Grainger, Inc.                                                3,800             195,890

Electronics - Semiconductor Manufacturing 2.8%
Linear Technology Corporation                                      5,800             149,176
Maxim Integrated Products, Inc.                                    3,700             122,248
                                                                           -----------------
                                                                                     271,424

--------------------------------------------------------------------------------------------

               STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

                                                            Shares or
                                                            Principal           Value
                                                             Amount            (Note 2)
--------------------------------------------------------------------------------------------
Finance - Investment Brokers 3.1%
The Goldman Sachs Group. Inc.                                      2,100   $         143,010
Lehman Brothers Holdings, Inc.                                     2,950             157,206
                                                                           -----------------
                                                                                     300,216
Finance - Publicly Traded Investment Funds -
  Equity 1.7%
Standard & Poors Depositary Receipt Trust
  Unit Series I                                                    1,850             163,337

Financial Services - Miscellaneous 1.9%
American Express Company                                           5,200             183,820

Food - Dairy Products 2.2%
Dean Foods Company                                                 5,600             207,760

Food - Miscellaneous Preparation 2.8%
PepsiCo, Inc.                                                      6,485             273,797

Insurance - Diversified 2.3%
American International Group, Inc.                                 3,800             219,830

Insurance - Property/Casualty/Title 1.9%
MBIA, Inc.                                                         4,300             188,598

Leisure - Toys/Games/Hobby 1.3%
Mattel, Inc.                                                       6,400             122,560

Media - Books 2.0%
McGraw-Hill, Inc.                                                  3,200             193,408

Medical - Biomedical/Genetics 2.7%
Amgen, Inc. (b)                                                    5,500             265,870

Medical - Drug/Diversified 4.0%
Abbott Laboratories                                                4,000             160,000
Johnson & Johnson                                                  4,234             227,408
                                                                           -----------------
                                                                                     387,408
Medical - Ethical Drugs 3.5%
Pharmacia Corporation                                              8,150             340,670

Medical - Generic Drugs 1.5%
Teva Pharmaceutical Industries, Ltd. ADR                           3,700             142,857

Medical - Products 1.4%
Medtronic Inc.                                                     2,900             132,240

Metal Ores - Gold/Silver 1.3%
Newmont Mining Corporation Holding Company                         4,300             124,829

Metal Ores - Miscellaneous 1.5%
Alcoa, Inc.                                                        6,300             143,514

Metal - Products - Fasteners 1.8%
Illinois Tool Works, Inc.                                          2,750             178,365

Oil & Gas - International Integrated 2.2%
Exxon Mobil Corporation                                            6,148             214,811

Oil & Gas - United States Exploration &
 Production 2.2%
Apache Corporation                                                 3,693             210,464

Retail - Major Discount Chains 2.3%
Wal-Mart Stores, Inc.                                              4,300             217,193

Retail - Restaurants 1.8%
Outback Steakhouse, Inc.                                           5,000             172,200

Telecommunications - Services 4.0%
Alltel Corp Corporate Units                                        4,400             225,852
BellSouth Corporation                                              6,400             165,568
                                                                           -----------------
                                                                                     391,420
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $8,057,971)                                              8,008,059
--------------------------------------------------------------------------------------------
Covertible Corporate Notes 4.2%
Computer - Services 1.8%
Affiliated Computer Services, Inc. Subordinated
 Notes, 3.50%, Due 2/15/06                                  $    130,000             179,238

Electronics - Military Systems 2.4%
L-3 Communications Holdings, Inc. Senior
 Subordinated Notes, 5.25%, Due 6/01/09                          180,000             231,750
--------------------------------------------------------------------------------------------
Total Convertible Corporate Notes (Cost $401,909)                                    410,988
--------------------------------------------------------------------------------------------
Convertible Preferred Stocks 11.3%
Finance - Equity REIT 1.7%
Host Marriott Financial Trust 6.75%                                4,500             168,750

Finance - Savings & Loan 2.4%
Washington Mutual, Inc. 5.375%                                     4,400             228,250

Independent Oil & Gas 1.3%
Kerr McGee Corp 5.50%                                              3,000             128,400

Life/Health Insurance 1.9%
Phoenix Companies 7.00%                                            4,400             180,510

Medical - Health Maintenance
  Organizations 1.4%
Anthem, Inc.6.00%                                                  1,700             132,387

Utility - Electric Power 2.6%
FPL Group, Inc. 8.50%                                              4,600             256,450
--------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,073,166)                               1,094,747
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.6%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $154,409);
 Collateralized by: United States Government &
 Agency Issues (c)                                          $    154,400             154,400
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $154,400)                                         154,400
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $9,687,446) 99.9%                            9,668,194
Other Assets and Liabilities, Net 0.1%                                                 8,091
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $       9,676,285
============================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         December 31, 2002
--------------------------------------------------------------------------------------------

                    STRONG ADVISOR UTILITIES AND ENERGY FUND

                                                           Shares or
                                                           Principal            Value
                                                             Amount            (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 88.1%
Chemicals Specialty 1.6%
Ashland, Inc.                                                      3,600   $         102,708

Oil & Gas - Canadian Integrated 0.6%
Imperial Oil, Ltd.                                                 1,400              40,180

Oil & Gas - Field Services 0.2%
Halliburton Company                                                  500               9,355

Oil & Gas - International Integrated 12.6%
BP PLC Sponsored ADR                                               3,500             142,275
ConocoPhillips                                                     3,935             190,415
Exxon Mobil Corporation                                            5,000             174,700
Royal Dutch Petroleum Company                                      6,800             299,336
                                                                           -----------------
                                                                                     806,726
Oil & Gas - International Specialty 3.5%
Kerr McGee Corporation                                             5,000             221,500

Oil & Gas Refining/Marketing 6.6%
ONEOK, Inc.                                                       16,000             307,200
Sunoco, Inc.                                                       3,500             116,130
                                                                           -----------------
                                                                                     423,330
Oil & Gas - United States Exploration &
 Production 2.0%
Anadarko Petroleum Corporation                                       300              14,370
Devon Energy Corporation                                           2,500             114,750
                                                                           -----------------
                                                                                     129,120
Oil & Gas - United States Integrated 2.7%
Marathon Oil Corporation                                           5,500             117,095
Questar Corporation                                                2,000              55,640
                                                                           -----------------
                                                                                     172,735
Telecommunications - Services 14.2%
BellSouth Corporation                                             11,000             284,570
SBC Communications, Inc.                                          11,500             311,765
Verizon Communications, Inc.                                       8,000             310,000
                                                                           -----------------
                                                                                     906,335
Utility - Electric Power 32.8%
Ameren Corporation                                                 4,000             166,280
Cleco Corporation                                                 12,000             168,000
Consolidated Edison, Inc.                                          2,000              85,640
Constellation Energy Group, Inc.                                   8,800             244,816
Dominion Resources, Inc.                                           5,400             296,460
Exelon Corporation                                                 6,000             316,620
FPL Group, Inc.                                                    5,000             300,650
FirstEnergy Corporation                                            8,000             263,760
SCANA Corporation                                                  2,000              61,920
TECO Energy, Inc.                                                 12,200             188,734
                                                                           -----------------
                                                                                   2,092,880
Utility - Gas Distribution ?.3%
Equitable Resources, Inc.                                          2,000              70,080
KeySpan Corporation                                                5,000             176,200
South Jersey Industries, Inc.                                      6,600             217,932
UGI Corporation                                                    5,000             186,950
Vectren Corporation                                                3,200              73,600
                                                                           -----------------
                                                                                     724,762
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $5,590,286)                                              5,629,631
--------------------------------------------------------------------------------------------
Convertible Preferred Stocks 3.8%
Utility - Electric Power
TECO Energy, Inc. 9.50%                                           12,000             240,000
--------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $263,853)                                   240,000
--------------------------------------------------------------------------------------------

Short-Term Investments (a) 6.3%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds $401,522);
 Collateralized by: United States Government &
 Agency Issues (c)                                     $         401,500             401,500
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $401,500)                                         401,500
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,255,639)98.2%                             6,271,131
Other Assets and Liabilities, Net 1.8%                                               114,731
--------------------------------------------------------------------------------------------
Net Assets 100.00%                                                         $       6,385,862
============================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(e) All or a portion of security is held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                              (In Thousands)

                                                            Strong Advisor     Strong Advisor     Strong Advisor
                                                             Common Stock      Mid Cap Growth       Small Cap
                                                                Fund                Fund            Value Fund
                                                           ---------------    ---------------    ---------------
Assets:
 Investments in Securities, at Value
  Unaffiliated Issuers (Cost of $1,307,621, $74,926 and
   $925,398, respectively)                                 $     1,287,763    $        75,127    $       944,191
  Affiliated Issuers (Cost of $162,555, $0 and $227,439,
   respectively)                                                   174,080                 --            230,232
 Receivable for Securities Sold                                      1,328                 --              2,316
 Receivable for Fund Shares Sold                                       214                 34              2,261
 Dividends and Interest Receivable                                     743                 15                294
 Collateral for Securities on Loan                                 129,235                 --                 --
 Other Assets                                                           90                 42                 85
                                                           ---------------    ---------------    ---------------
 Total Assets                                                    1,593,453             75,218          1,179,379

Liabilities:
 Payable for Securities Purchased                                    5,245                756              5,650
 Written Options, at Value (Premiums Received of
  $2,857, $0 and $5,670, respectively)                                 867                 --              5,051
 Payable for Fund Shares Redeemed                                    1,332                104                838
 Variation Margin Payable                                               --                  7                 --
 Payable Upon Return of Securities on Loan                         129,235                 --                 --
 Accrued Operating Expenses and Other Liabilities                      487                 82                549
                                                           ---------------    ---------------    ---------------
 Total Liabilities                                                 137,166                949             12,088
                                                           ---------------    ---------------    ---------------
Net Assets                                                 $     1,456,287    $        74,269    $     1,167,291
                                                           ===============    ===============    ===============

Net Assets Consist of:
 Capital Stock (Par Value and Paid-in Capital)             $     1,653,480    $       203,998    $     1,164,530
 Undistributed Net Investment Income (Loss)                             --                 --                793
 Undistributed Net Realized Gain (Loss)                           (190,849)          (129,931)           (20,237)
 Net Unrealized Appreciation (Depreciation)                         (6,344)               202             22,205
                                                           ---------------    ---------------    ---------------
 Net Assets                                                $     1,456,287    $        74,269    $     1,167,291
                                                           ===============    ===============    ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                            Strong Advisor     Strong Advisor     Strong Advisor
                                                             Common Stock      Mid Cap Growth       Small Cap
                                                                 Fund                Fund           Value Fund
                                                           ---------------    ---------------    ---------------
Class A ($ and shares in full)
  Net Assets                                               $    46,402,441    $     6,012,795    $   334,668,976
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                                   2,923,231            690,586         17,688,374
  Net Asset Value Per Share                                $         15.87    $          8.71    $         18.92
                                                           ===============    ===============    ===============

  Public Offering Price Per Share
  ($15.87 divided by .9425, $8.71 divided by
   .9425 and $18.92 divided by .9425 respectively)         $         16.84    $          9.24    $         20.07
                                                           ===============    ===============    ===============

Class B ($ and shares in full)
  Net Assets                                               $    24,207,870    $     2,359,537    $    75,782,495
  Capital Shares Outstanding (Unlimited Number Authorized)       1,544,370            274,673          4,062,173
  Net Asset Value Per Share                                $         15.67    $          8.59    $         18.66
                                                           ===============    ===============    ===============

Class C ($ and shares in full)
  Net Assets                                               $    23,136,589    $       886,122    $    98,121,573
  Capital Shares Outstanding (Unlimited Number Authorized)       1,475,944            103,175          5,252,425
  Net Asset Value Per Share                                $         15.68    $          8.59    $         18.68
                                                           ===============    ===============    ===============

Class Z ($ and shares in full)
  Net Assets                                               $ 1,362,539,801    $    65,010,882    $   658,717,744
  Capital Shares Outstanding (Unlimited Number Authorized)      85,318,415          7,475,485         34,697,697
  Net Asset Value Per Share                                $         15.97    $          8.70    $         18.98
                                                           ===============    ===============    ===============

                       See Notes to Financial Statements.
48

--------------------------------------------------------------------------------
December 31, 2002

                                                            (In Thousands)

                                                            Strong Advisor
                                                           U.S. Value Fund
                                                           ---------------
Assets:
  Investments in Securities, at Value (Cost of $216,720)   $        215,453
  Receivable for Fund Shares Sold                                        47
  Dividends and Interest Receivable                                     404
  Collateral for Securities on Loan                                   1,460
  Other Assets                                                           41
                                                           ----------------
  Total Assets                                                      217,405

Liabilities:
  Payable for Fund Shares Redeemed                                       28
  Payable Upon Return of Securities on Loan                           1,460
  Accrued Operating Expenses and Other Liabilities                      147
                                                           ----------------
  Total Liabilities                                                   1,635
                                                           ----------------
Net Assets                                                 $        215,770
                                                           ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)            $        233,385
  Undistributed Net Investment Income (Loss)                              4
  Undistributed Net Realized Gain (Loss)                            (16,352)
  Net Unrealized Appreciation (Depreciation)                         (1,267)
                                                           ----------------
  Net Assets                                               $        215,770
                                                           ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                            Strong Advisor
                                                           U.S. Value Fund
                                                           ---------------
Class A ($ and shares in full)
  Net Assets                                               $      2,523,716
  Capital Shares Outstanding (Unlimited Number Authorized)          184,785
  Net Asset Value Per Share                                $          13.66
                                                           ================

  Public Offering Price Per Share
  ($13.66 divided by .9425)                                $          14.49
                                                           ================
Class B ($ and shares in full)
  Net Assets                                               $      3,123,654
  Capital Shares Outstanding (Unlimited Number Authorized)          228,578
  Net Asset Value Per Share                                $          13.67
                                                           ================

Class C ($ and shares in full)
  Net Assets                                               $      1,425,599
  Capital Shares Outstanding (Unlimited Number Authorized)          104,720
  Net Asset Value Per Share                                $          13.61
                                                           ================

Class K ($ and shares in full)
  Net Assets                                               $     11,219,831
  Capital Shares Outstanding (Unlimited Number Authorized)          827,428
  Net Asset Value Per Share                                $          13.56
                                                           ================

Class Z ($ and shares in full)
  Net Assets                                               $    197,477,339
  Capital Shares Outstanding (Unlimited Number Authorized)       14,368,548
  Net Asset Value Per Share                                $          13.74
                                                           ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                               (In Thousands)

                                                            Strong Advisor      Strong Advisor      Strong Advisor
                                                              Focus Fund         Select Fund       Technology Fund
                                                           ----------------    ----------------    ----------------
Assets:
   Investments in Securities, at Value
    (Cost of $3,467, $54,479 and $1,963, respectively)     $          3,593    $         54,633    $          1,498
   Receivable for Securities Sold                                       115               8,734                  --
   Receivable for Fund Shares Sold                                        4                  49                  --
   Dividends and Interest Receivable                                      2                  26                  --
   Other Assets                                                          13                  19                  --
                                                           ----------------    ----------------    ----------------
   Total Assets                                                       3,727              63,461               1,498

Liabilities:
   Payable for Securities Purchased                                      57               7,091                   4
   Payable for Fund Shares Redeemed                                      11                  39                  --
   Accrued Operating Expenses and Other Liabilities                       6                  21                   5
                                                           ----------------    ----------------    ----------------
   Total Liabilities                                                     74               7,151                   9
                                                           ----------------    ----------------    ----------------
Net Assets                                                 $          3,653    $         56,310    $          1,489
                                                           ================    ================    ================

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)           $          8,329    $         71,065    $          3,152
   Undistributed Net Investment Income (Loss)                            --                  --                  --
   Undistributed Net Realized Gain (Loss)                            (4,801)            (14,908)             (1,198)
   Net Unrealized Appreciation (Depreciation)                           125                 153                (465)
                                                           ----------------    ----------------    ----------------
   Net Assets                                              $          3,653    $         56,310    $          1,489
                                                           ================    ================    ================

Class A ($ and shares in full)
   Net Assets                                              $      2,045,481    $     55,761,674    $      1,113,790
   Capital Shares Outstanding (Unlimited
    Number Authorized)                                              427,073           9,140,736             262,978
   Net Asset Value Per Share                               $           4.79    $           6.10    $           4.24
                                                           ================    ================    ================
   Public Offering Price Per Share
    ($4.79 divided by .9425, $6.10 divided by .9425 and
    $4.24 divided by .9425, respectively)                  $           5.08    $           6.47    $           4.50
                                                           ================    ================    ================

Class B ($ and shares in full)
   Net Assets                                              $      1,289,018    $        317,377    $        135,868
   Capital Shares Outstanding (Unlimited
    Number Authorized)                                              272,609              52,763              32,553
   Net Asset Value Per Share                               $           4.73    $           6.02    $           4.17
                                                           ================    ================    ================

Class C ($ and shares in full)
   Net Assets                                              $        318,145    $        230,881    $        239,104
   Capital Shares Outstanding (Unlimited
    Number Authorized)                                               67,310              38,367              57,454
   Net Asset Value Per Share                               $           4.73    $           6.02    $           4.16
                                                           ================    ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                               (In Thousands)

                                                            Strong Advisor      Strong Advisor      Strong Advisor
                                                            Endeavor Large       International      U.S. Small/Mid
                                                               Cap Fund            Core Fund        Cap Growth Fund
                                                           ----------------    ----------------    ----------------
Assets:
 Investments in Securities, at Value
  (Cost of $28,736, $629 and $742, respectively)           $         28,442    $            615    $            750
 Receivable for Securities Sold                                         544                  --                  --
 Receivable for Fund Shares Sold                                          2                  --                   4
 Dividends and Interest Receivable                                       47                   1                   1
 Other Assets                                                            16                   1                  14
                                                           ----------------    ----------------    ----------------
 Total Assets                                                        29,051                 617                 769

Liabilities:
 Payable for Securities Purchased                                       226                  14                   4
 Accrued Operating Expenses and Other Liabilities                        18                   2                   3
                                                           ----------------    ----------------    ----------------
 Total Liabilities                                                      244                  16                   7
                                                           ----------------    ----------------    ----------------
Net Assets                                                 $         28,807    $            601    $            762
                                                           ================    ================    ================

Net Assets Consist of:
 Capital Stock (Par Value and Paid-in Capital)             $         38,585    $            644    $            934
 Undistributed Net Investment Income (Loss)                              --                  --                  --
 Undistributed Net Realized Gain (Loss)                              (9,485)                (28)               (180)
 Net Unrealized Appreciation (Depreciation)                            (293)                (15)                  8
                                                           ----------------    ----------------    ----------------
 Net Assets                                                $         28,807    $            601    $            762
                                                           ================    ================    ================

Class A ($ and shares in full)
 Net Assets                                                $     28,290,725    $        160,946    $        281,397
 Capital Shares Outstanding (Unlimited
  Number Authorized)                                              3,746,149              18,200              39,397
 Net Asset Value Per Share                                 $           7.55    $           8.84    $           7.14
                                                           ================    ================    ================

 Public Offering Price Per Share
  ($7.55 divided by .9425, $8.84 divided by .9425
  and $7.14 divided by .9425, respectively)                $           8.01    $           9.38    $           7.58
                                                           ================    ================    ================

Class B ($ and shares in full)
 Net Assets                                                $        323,106    $        289,416    $        304,124
 Capital Shares Outstanding (Unlimited
  Number Authorized)                                                 43,037              32,797              42,580
 Net Asset Value Per Share                                 $           7.51    $           8.82    $           7.14
                                                           ================    ================    ================

Class C ($ and shares in full)
 Net Assets                                                $        193,634    $        150,239    $        176,395
 Capital Shares Outstanding (Unlimited
  Number Authorized)                                                 25,783              17,033              24,692
 Net Asset Value Per Share                                 $           7.51    $           8.82    $           7.14
                                                           ================    ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                           (In Thousands)

                                                            Strong Advisor
                                                            Large Company
                                                              Core Fund
                                                           ----------------
Assets:
 Investments in Securities, at Value (Cost of $9,687)      $          9,668
 Receivable for Fund Shares Sold                                        101
 Dividends and Interest Receivable                                        9
 Other Assets                                                            38
                                                           ----------------
 Total Assets                                                         9,816

Liabilities:
 Payable for Securities Purchased                                       124
 Accrued Operating Expenses and Other Liabilities                        16
                                                           ----------------
 Total Liabilities                                                      140
                                                           ----------------
Net Assets                                                 $          9,676
                                                           ================

Net Assets Consist of:
 Capital Stock (Par Value and Paid-in Capital)             $         10,969
 Undistributed Net Investment Income (Loss)                               8
 Undistributed Net Realized Gain (Loss)                              (1,282)
 Net Unrealized Appreciation (Depreciation)                             (19)
                                                           ----------------
 Net Assets                                                $          9,676
                                                           ================
Class A ($ and shares in full)
 Net Assets                                                $      8,594,416
 Capital Shares Outstanding (Unlimited Number Authorized)           975,964
 Net Asset Value Per Share                                 $           8.81
                                                           ================

Public Offering Price Per Share
 ($8.81 divided by .9425)                                  $           9.35
                                                           ================

Class B ($ and shares in full)
 Net Assets                                                $        490,270
 Capital Shares Outstanding (Unlimited Number Authorized)            55,798
 Net Asset Value Per Share                                 $           8.79
                                                           ================

Class C ($ and shares in full)
 Net Assets                                                $        484,370
 Capital Shares Outstanding (Unlimited Number Authorized)            55,134
 Net Asset Value Per Share                                 $           8.79
                                                           ================

Class K ($ and shares in full)
 Net Assets                                                $        107,229
 Capital Shares Outstanding (Unlimited Number Authorized)            12,180
 Net Asset Value Per Share                                 $           8.80
                                                           ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                            (In Thousands)

                                                            Strong Advisor
                                                            Utilities and
                                                             Energy Fund
                                                           ----------------
Assets:
 Investments in Securities, at Value (Cost $6,256)         $          6,271
 Receivable for Fund Shares Sold                                        117
 Dividends and Interest Receivable                                        5
 Other Assets                                                             2
                                                           ----------------
 Total Assets                                                         6,395

Liabilities:
 Accrued Operating Expenses and Other Liabilities                         9
                                                           ----------------
 Total Liabilities                                                        9
                                                           ----------------
Net Assets                                                 $          6,386
                                                           ================

Net Assets Consist of:
 Capital Stock (Par Value and Paid-in Capital)             $          6,952
 Undistributed Net Investment Income(Loss)                               --
 Undistributed Net Realized Gain (Loss)                                (581)
 Net Unrealized Appreciation (Depreciation)                              15
                                                           ----------------
 Net Assets                                                $          6,386
                                                           ================

Class A ($ and shares in full)
 Net Assets                                                $      6,112,441
 Capital Shares Outstanding (Unlimited Number Authorized)           677,670
 Net Asset Value Per Share                                 $           9.02
                                                           ================

 Public Offering Price Per Share
  ($9.02 divided by .9425)                                 $           9.57
                                                           ================

Class B ($ and shares in full)
 Net Assets                                                $        103,948
 Capital Shares Outstanding(Unlimited Number Authorized)             11,502
 Net Asset Value Per Share                                 $           9.04
                                                           ================

Class C ($ and shares in full)
 Net Assets                                                $        169,473
 Capital Shares Outstanding(Unlimited Number Authorized)             18,781
 Net Asset Value Per Share                                 $           9.02
                                                           ================

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                        (In Thousands)

                                            Strong Advisor      Strong Advisor      Strong Advisor      Strong Advisor
                                             Common Stock       Mid Cap Growth         Small Cap          U.S. Value
                                                 Fund                Fund             Value Fund             Fund
                                           ----------------    ----------------    ----------------    ----------------
Income:
 Dividends - Unaffiliated Issuers
  (net of foreign withholding taxes of
  $28, $3, $180 and $0,respectively)       $         12,576    $            205    $         15,810    $          4,484
 Dividends - Affiliated Issuers                       2,429                  --               1,225                  --
 Interest                                             2,017                  77               1,248                  70
                                           ----------------    ----------------    ----------------    ----------------
 Total Income                                        17,022                 282              18,283               4,554

Expenses (Note 4):
 Investment Advisory Fees                            12,133                 756               8,058               1,115
 Administrative Fees                                  4,872                 302               3,228                 605
 Custodian Fees                                          71                  43                 184                  20
 Shareholder Servicing Costs                          3,895                 491               3,372               1,632
 Reports to Shareholders                                450                 129                 398                 262
 12b-1 Fees                                             518                  56               2,124                  48
 Other                                                  258                  70                 238                 138
                                           ----------------    ----------------    ----------------    ----------------
 Total Expenses before Expense Offsets               22,197               1,847              17,602               3,820
 Expense Offsets                                        (40)                (50)               (113)                (43)
                                           ----------------    ----------------    ----------------    ----------------
 Expenses, Net                                       22,157               1,797              17,489               3,777
                                           ----------------    ----------------    ----------------    ----------------
Net Investment Income (Loss)                         (5,135)             (1,515)                794                 777

Realized and Unrealized Gain (Loss):
 Net Realized Gain (Loss) on:
  Investments                                       (75,451)            (38,802)            (24,049)            (13,726)
  Foreign Currencies                                      4                  --                  --                  --
  Futures Contracts                                      --                 748                  --                  54
  Written Options                                    (2,473)                 23              10,930                  --
                                           ----------------    ----------------    ----------------    ----------------
  Net Realized Gain (Loss)                          (77,920)            (38,031)            (13,119)            (13,672)
 Net Change in Unrealized
  Appreciation/Depreciation on:
  Investments                                      (288,450)            (10,240)            (87,026)            (22,399)
  Written Options                                     1,989                  --               2,203                  --
                                           ----------------    ----------------    ----------------    ----------------
  Net Change in Unrealized
   Appreciation/Depreciation                       (286,461)            (10,240)            (84,823)            (22,399)
                                           ----------------    ----------------    ----------------    ----------------
Net Gain (Loss) on Investments                     (364,381)            (48,271)            (97,942)            (36,071)
                                           ----------------    ----------------    ----------------    ----------------
Net Increase (Decrease) in Net
 Assets Resulting from Operations          $       (369,516)   $        (49,786)   $        (97,148)   $        (35,294)
                                           ================    ================    ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                               (In Thousands)

                                           Strong Advisor      Strong Advisor      Strong Advisor
                                            Focus Fund           Select Fund      Technology Fund
                                          ----------------    ----------------    ----------------
Income:
 Dividends (net of foreign
  withholding taxes of $0, $4 and
  $0, respectively)                       $             18    $            229    $              3
 Interest                                                5                  60                   2
                                          ----------------    ----------------    ----------------
 Total Income                                           23                 289                   5

Expenses (Note 4):
 Investment Advisory Fees                               39                 430                  15
 Administrative Fees                                    16                 172                   6
 Custodian Fees                                          6                  10                   2
 Shareholder Servicing Costs                            11                 115                   4
 Reports to Shareholders                                21                  (3)                  1
 12b-1 Fees                                             28                 148                   9
 Professional Fees                                       3                  --                   7
 Federal and State Registration Fees                    51                  --                  26
 Other                                                   1                  47                   1
                                          ----------------    ----------------    ----------------
 Total Expenses before Expense Offsets                 176                 919                  71
 Expense Offsets                                       (59)                 (6)                (24)
                                          ----------------    ----------------    ----------------
 Expenses, Net                                         117                 913                  47
                                          ----------------    ----------------    ----------------
Net Investment Income (Loss)                           (94)               (624)                (42)

Realized and Unrealized Gain (Loss):
 Net Realized Gain (Loss) on:
  Investments                                         (873)            (14,593)               (714)
  Written Options                                        1                  --                  --
                                          ----------------    ----------------    ----------------
  Net Realized Gain (Loss)                            (872)            (14,593)               (714)
 Net Change in Unrealized
  Appreciation/Depreciation on Investments            (799)               (563)               (408)
                                          ----------------    ----------------    ----------------
Net Gain (Loss) on Investments                      (1,671)            (15,156)             (1,122)
                                          ----------------    ----------------    ----------------
Net Increase (Decrease) in Net
 Assets Resulting from Operations         $         (1,765)   $        (15,780)   $         (1,164)
                                          ================    ================    ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                           (In Thousands)

                                                                            Strong Advisor
                                          Strong Advisor   Strong Advisor   U.S. Small/Mid
                                          Endeavor Large   International      Cap Growth
                                             Cap Fund        Core Fund           Fund
                                          --------------   --------------   --------------
                                                                               (Note 1)
Income:
  Dividends (net of foreign
   withholding taxes of S1, $1 and
   $0, respectively)                      $          196   $            6   $           --
  Interest                                            29                1               --
                                          --------------   --------------   --------------
  Total Income                                       225                7               --

Expenses (Note 4):
  Investment Advisory Fees                           213                3                3
  Administrative Fees                                 85                1                1
  Custodian Fees                                      19                8                7
  Shareholder Servicing Costs                         57                1                1
  Reports to Shareholders                             15                9               11
  12b-1 Fees                                          73                3                3
  Professional Fees                                    3                8                9
  Federal and State Registration Fees                113              177               28
  Other                                                6                2               --
                                          --------------   --------------   --------------
  Total Expenses before Expense Offsets              584              212               63
  Expense Offsets                                    (22)            (202)             (53)
                                          --------------   --------------   --------------
  Expenses, Net                                      562               10               10
                                          --------------   --------------   --------------
Net Investment Income (Loss)                        (337)              (3)             (10)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on
   Investments                                    (9,424)             (28)            (180)
  Net Change in Unrealized
   Appreciation/Depreciation on
   Investments                                      (148)             (27)               8
                                          --------------   --------------   --------------
Net Gain (Loss) on Investments                    (9,572)             (55)            (172)
                                          --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                $       (9,909)  $          (58)  $         (182)
                                          ==============   ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   Strong Advisor           Strong Advisor
                                                   Large Company            Utilities and
                                                     Core Fund               Energy Fund
                                          -------------------------------   --------------
                                           Period Ended      Year Ended      Period Ended
                                          Dec. 31, 2002    Sept. 30, 2002   Dec. 31, 2002
                                          --------------   --------------   --------------
                                             (Note 1)                          (Note 1)
Income:
  Dividends                               $           34   $           89   $           75
  Interest                                             5               26                4
                                          --------------   --------------   --------------
  Total Income                                        39              115               79

Expenses (Note 4):
  Investment Advisory Fees                            15               37               11
  Administrative Fees                                  6               50                6
  Custodian Fees                                       2               11                2
  Shareholder Servicing Costs                          4               21                4
  Reports to Shareholders                              1                5                6
  12b-1 Fees                                           6               12                5
  Professional Fees                                    9               24                8
  Federal and State Registration Fees                  3               13                2
  Other                                               15               11               --
                                          --------------   --------------   --------------
  Total Expenses before Expense Offsets               61              184               44
  Expense Offsets                                    (30)            (111)              (2)
                                          --------------   --------------   --------------
  Expenses, Net                                       31               73               42
                                          --------------   --------------   --------------
Net Investment Income (Loss)                           8               42               37

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
     Investments                                    (233)            (406)            (581)
     Written Options                                  --                9               --
                                          --------------   --------------   --------------
     Net Realized Gain (Loss)                       (233)            (397)            (581)
  Net Change in Unrealized
    Appreciation/Depreciation on
    Investments                                      611             (398)              16
                                          --------------   --------------   --------------
Net Gain (Loss) on Investments                       378             (795)            (565)
                                          --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                $          386   $         (753)  $         (528)
                                          ==============   ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        (In Thousands)

                                                      Strong Advisor                      Strong Advisor
                                                    Common Stock Fund                   Mid Cap Growth Fund
                                             --------------------------------    --------------------------------
                                               Year Ended        Year Ended        Year Ended        Year Ended
                                              Dec. 31, 2002     Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                             --------------    --------------    --------------    --------------
Operations:
  Net Investment Income (Loss)               $       (5,135)   $       (1,945)   $       (1,515)   $       (1,892)
  Net Realized Gain (Loss)                          (77,920)          (95,324)          (38,031)          (64,380)
  Net Change in Unrealized
    Appreciation/Depreciation                      (286,461)           65,303           (10,240)            3,784
                                             --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       (369,516)          (31,966)          (49,786)          (62,488)

Distributions:
  From Net Realized Gains:
     Class A                                             --               (46)               --                (2)
     Class B                                             --               (28)               --                (1)
     Class C                                             --               (25)               --                --
     Class L                                             --                (3)               --                --
     Class Z                                             --            (3,164)               --               (34)
                                             --------------    --------------    --------------    --------------
  Total Distributions                                    --            (3,266)               --               (37)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
  from Capital Share Transactions                    65,320            76,009           (16,104)           16,696
                                             --------------    --------------    --------------    --------------
Total Increase (Decrease) in Net Assets            (304,196)           40,777           (65,890)          (45,829)

Net Assets:
  Beginning of Year                               1,760,483         1,719,706           140,159           185,988
                                             --------------    --------------    --------------    --------------
  End of Year                                $    1,456,287    $    1,760,483    $       74,269    $      140,159
                                             ==============    ==============    ==============    ==============
  Undistributed Net Investment
   Income (Loss)                             $           --    $           (3)   $           --    $           --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           (In Thousands)

                                                         Strong Advisor Small
                                                           Cap Value Fund
                                                  --------------------------------
                                                    Year Ended        Year Ended
                                                   Dec. 31, 2002     Dec. 31, 2001
                                                  --------------    --------------
Operations:
  Net Investment Income (Loss)                    $          794    $       (3,169)
  Net Realize Gain (Loss)                                (13,119)           (5,344)
  Net Changed in Unrealized
   Appreciation/Depreciation                             (84,823)           73,938
                                                  --------------    --------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                      (97,148)           65,425

Distributions:
  From Net Realized Gains:
     Class A                                                  --              (280)
     Class B                                                  --               (71)
     Class C                                                  --               (62)
     Class L                                                  --                (5)
     Class Z                                                  --              (995)
                                                  --------------    --------------
  Total Distributions                                         --            (1,413)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                       475,362           474,465
                                                  --------------    --------------
Total Increase (Decrease) in Net Assets                  378,214           538,477

Net Assets:
  Beginning of Year                                      789,077           250,600
                                                  --------------    --------------
  End of Year                                     $    1,167,291    $      789,077
                                                  ==============    ==============
  Undistributed Net Investment Income (Loss)      $          793    $           --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           (In Thousands)

                                                           Strong Advisor
                                                           U.S. Value Fund
                                                  --------------------------------
                                                    Year Ended        Year Ended
                                                   Dec. 31, 2002     Dec. 31, 2001
                                                  --------------    --------------
Operations:
  Net Investment Income (Loss)                    $          777    $        1,222
  Net Realized Gain (Loss)                               (13,672)           11,219
  Net Changed in Unrealized
   Appreciation/Depreciation                             (22,399)          (40,687)
                                                  --------------    --------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             (35,294)          (28,246)
Distributions:
  From Net Investment Income:
     Class A                                                 (48)               (7)
     Class B                                                  (5)               --
     Class C                                                  (8)               --
     Class K                                                (263)               --
     Class Z                                                (416)           (1,203)
  From Net Realized Gains:
     Class A                                                (328)              (33)
     Class B                                                (213)              (34)
     Class C                                                 (61)               (8)
     Class L                                                  --                (3)
     Class K                                                  (8)               --
     Class Z                                             (13,995)           (2,972)
                                                  --------------    --------------
  Total Distributions                                    (15,345)           (4,260)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                        74,257           (26,767)
                                                  --------------    --------------
Total Increase (Decrease) in Net Assets                   23,618           (59,273)

Net Assets:
  Beginning of Year                                      192,152           251,425
                                                  --------------    --------------
  End of Year                                     $      215,770    $      192,152
                                                  ==============    ==============
  Undistributed Net Investment Income (Loss)      $            4    $           11

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                           (In Thousands)

                                                   Strong Advisor Focus Fund           Strong Advisor Select Fund
                                                --------------------------------    --------------------------------
                                                 Year Ended         Year Ended        Year Ended        Year Ended
                                                Dec. 31, 2002      Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------    --------------    --------------
Operations:
  Net Investment Income (Loss)                  $          (94)   $          (87)   $         (624)   $          (54)
  Net Realized Gain (Loss)                                (872)           (3,881)          (14,593)             (172)
  Net Change in Unrealized
   Appreciation/Depreciation                              (799)              880              (563)              717
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                     (1,765)           (3,088)          (15,780)              491
Distributions:
  From Net Realized Gains:
     Class A                                                --                --              (106)               --
     Class B                                                --                --                (1)               --
                                                --------------    --------------    --------------    --------------
  Total Distributions                                       --                --              (107)               --
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net
  Assets from Capital Share Transactions                (1,883)            8,766            14,803            56,903
                                                --------------    --------------    --------------    --------------
Total Increase (Decrease) in Net Assets                 (3,648)            5,678            (1,084)           57,394

Net Assets:
  Beginning of Year                                      7,301             1,623            57,394                --
                                                --------------    --------------    --------------    --------------
  End of Year                                   $        3,653    $        7,301    $       56,310    $       57,394
                                                ==============    ==============    ==============    ==============
  Undistributed Net Investment Income (Loss)    $           --    $           --    $           --    $           --

                                                           Strong Advisor
                                                          Technology Fund
                                                  --------------------------------
                                                    Year Ended        Year Ended
                                                   Dec. 31, 2002     Dec. 31, 2001
                                                  --------------    --------------
Operations:
  Net Investment Income (Loss)                    $          (42)   $          (26)
  Net Realized Gain (Loss)                                  (714)             (484)
  Net Change in Unrealized
   Appreciation/Depreciation                                (408)              (22)
                                                  --------------    --------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                       (1,164)             (532)
Distributions:
  From Net Investment Income:
    Class A                                                   --                (4)
    Class C                                                   --                (1)
                                                  --------------    --------------
  Total Distributions                                         --                (5)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                          (262)            2,978
                                                  --------------    --------------
Total Increase (Decrease) in Net Assets                   (1,426)            2,441
Net Assets:
  Beginning of Year                                        2,915               474
                                                  --------------    --------------
  End of Year                                     $        1,489    $        2,915
                                                  ==============    ==============
  Undistributed Net Investment Income (Loss)      $           --    $           --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                 (In Thousands)

                                                                                                                   Strong Advisor
                                                       Strong Advisor                     Strong Advisor           U.S. Small/Mid
                                                   Endeavor Large Cap Fund            International Core Fund      Cap Growth Fund
                                              --------------------------------   --------------------------------  ---------------
                                                Year Ended       Period Ended      Year Ended       Period Ended     Period Ended
                                               Dec. 31, 2002     Dec. 31, 2001    Dec. 31, 2002     Dec. 31, 2001   Dec. 31, 2002
                                              --------------    --------------   --------------    --------------  ---------------
                                                                   (Note 1)                           (Note 1)         (Note 1)
Operations:
  Net Investment Income (Loss)                $         (337)   $          (18)  $           (3)   $           (1) $           (10)
  Net Realized Gain (Loss)                            (9,424)              (51)             (28)                1             (180)
  Net Change in Unrealized
   Appreciation/Depreciation                            (148)             (146)             (27)               12                8
                                              --------------    --------------   --------------    --------------  ---------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                   (9,909)             (215)             (58)               12             (182)

Distributions:
  From Net Realized Gains:
    Class A                                               --                (3)              --                --               --
    Class B                                               --                (3)              --                --               --
    Class C                                               --                (3)              --                --               --
                                              --------------    --------------   --------------    --------------  ---------------
  Total Distributions                                     --                (9)              --                --               --
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net
   Assets from Capital Share Transactions             10,385            28,555              347               300              944
                                              --------------    --------------   --------------    --------------  ---------------
Total Increase (Decrease) in Net Assets                  476            28,331              289               312              762

Net Assets:
  Beginning of Year                                   28,331                --              312                --               --
                                              --------------    --------------   --------------    --------------  ---------------
  End of Year                                 $       28,807    $       28,331   $          601    $          312  $           762
                                              ==============    ==============   ==============    ==============  ===============
  Undistributed Net Investment Income (Loss)  $           --    $           --   $           --    $           --  $            --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                             (In Thousands)

                                                                          Strong Advisor Large
                                                                            Company Core Fund
                                                           --------------------------------------------------
                                                            Period Ended       Year Ended        Year Ended
                                                            Dec. 31, 2002    Sept. 30, 2002    Sept. 30, 2001
                                                           --------------    --------------    --------------
                                                              (Note 1)
Operations:
  Net Investment Income (Loss)                             $            8    $           42    $           44
  Net Realized Gain (Loss)                                           (233)             (397)             (564)
  Net Change in Unrealized Appreciation/Depreciation                  611              (398)             (869)
                                                           --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                         386              (753)           (1,389)

Distributions:
  From Net investment Income:
   Class A                                                             (6)              (22)              (44)
  From Net Realized Gains:
   Class A                                                             --              (140)             (416)
                                                           --------------    --------------    --------------
  Total Distributions                                                  (6)             (162)             (460)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                               2,841             3,279               991
                                                           --------------    --------------    --------------
Total Increase (Decrease) in Net Assets                             3,221             2,364              (858)

Net Assets:
  Beginning of Year                                                 6,455             4,091             4,949
                                                           --------------    --------------    --------------
  End of Year                                              $        9,676    $        6,455    $        4,091
                                                           ==============    ==============    ==============
  Undistributed Net Investment Income (Loss)               $            8    $            6    $           --


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                             (In Thousands)

                                                                             Strong Advisor
                                                                              Utilities and
                                                                               Energy Fund
                                                                            ----------------
                                                                              Period Ended
                                                                              Dec. 31, 2002
                                                                            ----------------
                                                                                 (Note 1)
Operations:
  Net Investment Income (Loss)                                              $             37
  Net Realized Gain (Loss)                                                              (581)
  Net Change in Unrealized Appreciation/Depreciation                                      16
                                                                            ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                       (528)
Distributions:
  From Net Investment Income:
    Class A                                                                              (36)
    Class B                                                                               --
    Class C                                                                               (1)
                                                                            ----------------
  Total Distributions                                                                    (37)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                6,951
                                                                            ----------------
Total Increase (Decrease) in Net Assets                                                6,386

Net Assets:
  Beginning of Year                                                                       --
                                                                            ----------------
  End of Year                                                               $          6,386
                                                                            ================
  Undistributed Net Investment Income (Loss)                                $             --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Common Stock Fund /(1)/ (a series of Strong Common Stock Funds, Inc.)
     - Strong Advisor Mid Cap Growth Fund /(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Small Cap Value Fund /(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor U.S. Value Fund /(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Advisor Focus Fund /(2)/ (a series of Strong Common Stock Funds, Inc.)
     - Strong Advisor Select Fund /(2)(3)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Advisor Technology Fund /(1)/ (a series of Strong Common Stock Funds, Inc.)
     - Strong Advisor Endeavor Large Cap Fund /(1)/ (a series of Strong Common Stock Funds, Inc.)
     - Strong Advisor International Core Fund /(1)/ (a series of Strong International Equity Funds, Inc.)
     - Strong Advisor U.S. Small/Mid Cap Growth Fund /(1)(4)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Advisor Large Company Core Fund /(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Utilities and Energy Fund /(1)/ (a series of Strong Equity Funds, Inc.)

          /(1)/  Diversified Fund.
          /(2)/  Non-diversified Fund.
          /(3)/  Formerly Strong Advisor Endeavor 20 Fund.
          /(4)/  Formerly Strong Advisor U.S. Mid Cap Growth Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Class A, B and C shares are available only through financial professionals. Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Class Z shares are only available to the general public and investment professionals who owned Investor class shares of the fund on November 30, 2000. In addition, Class Z shares are available through programs managed by the Advisor.

     Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund offer Class A, B, C and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K and Z shares. Strong Advisor Focus Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor International Core Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund offer Class A, B and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C and K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective March 8, 2001, Class A, B, C and L shares of the following Funds reflect a share split: Strong Advisor Common Stock Fund 1.233 for 1.000, Strong Advisor Mid Cap Growth Fund 1.053 for 1.000 and Strong Advisor U.S. Value Fund 1.023 for 1.000.

     Effective September 28, 2001, Strong Advisor Endeavor Large Cap Fund and Strong Advisor International Core Fund commenced operations and offered four classes of shares: Class A, B, C and L.

     Effective December 27, 2001, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Focus Fund, Strong Advisor Select Fund and Strong Advisor Technology Fund have merged their Class L shares into their Class A shares.

     Effective March 28, 2002, Strong Advisor U.S. Small/Mid Cap Growth Fund commenced operations and offers three classes of shares: Class A, B and C.

     Effective July 31, 2002, Strong Advisor Utilities and Energy Fund commenced operations and offers three classes of shares: Class A, B and C.

     Effective September 5, 2002, the Advisor succeeded Rockhaven Asset Management, LLC as the investment advisor for Rockhaven Fund. Effective September 16, 2002, Strong Advisor Large Company Core Fund, a newly created series of Strong Equity Funds, Inc., acquired Rockhaven Fund. Due to the reorganization, the fiscal year-end of the Fund changed from September 30 to December 31.

     Effective September 30, 2002, Strong Advisor Large Company Core Fund implemented a multiple class structure whereby the Fund is authorized to offer four classes of shares: Class A, B, C and K shares.

--------------------------------------------------------------------------------

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The funds may own certain investment securities, which are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The Funds held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that they realize at least annually. Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
December 31, 2002

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short, while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds, except Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At December 31, 2002, Strong Advisor Common Stock Fund and Strong Advisor U.S. Value Fund had securities with a market value of $123,963,972 and $1,393,442, respectively, on loan (included within Investments in the Statements of Assets and Liabilities) and had received $129,235,471 and $1,459,880, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended December 31, 2002, the securities lending income totaled, $133,967 and $5 for the Strong Advisor Common Stock Fund and Strong Advisor U.S. Value Fund, respectively.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

--------------------------------------------------------------------------------

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualised rates of the average daily net assets of the respective Fund:

                                                                                               Administrative Fees
                                                                             -----------------------------------------------------
                                                         Advisory Fees/(1)/   Class A    Class B    Class C    Class K    Class Z
                                                         ------------------  ---------  ---------  ---------  ---------  ---------
     Strong Advisor Common Stock Fund                                  0.75%      0.30%      0.30%      0.30%          *      0.30%
     Strong Advisor Mid Cap Growth Fund                                0.75%      0.30%      0.30%      0.30%          *      0.30%
     Strong Advisor Small Cap Value Fund                               0.75%      0.30%      0.30%      0.30%          *      0.30%
     Strong Advisor U.S. Value Fund                                    0.75%      0.30%      0.30%      0.30%      0.25%      0.30%
     Strong Advisor Focus Fund                                         0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor Select Fund                                        0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor Technology Fund                                    0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor Endeavor Large Cap Fund                            0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor International Core Fund                            0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor U.S. Small/Mid Cap Growth Fund/(2)/                0.75%      0.30%      0.30%      0.30%          *          *
     Strong Advisor Large Company Core Fund/(3)/                       0.75%      0.30%      0.30%      0.30%      0.25%          *
     Strong Advisor Utilities and Energy Fund                          0.75%      0.30%      0.30%      0.30%          *          *

      *     Does not offer share class.

     /1/ The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

     /2/ The investment advisory fees rate and administrative fees rate was for the period 4-02-02 to 12-31-02.

     /3/ The investment advisory fees rate and administrative fees rate was for the period 10-01-02 to 12-31-02.

     The Funds' Advisor and/or Administrator may voluntarily waive and/or absorb certain expenses at their discretion. The Funds' Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class A shares of the Strong Advisor Large Company Core Fund to keep Total Annual Operating Expenses at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Funds, but not before May 1, 2003. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the Class B, C and K shares of Strong Advisor Large Company Core Fund until May 1, 2003, to keep Total Annual Operating Expenses at no more than 2.50%, 2.50% and 0.99%, respectively.

     Shareholder recordkeeping and related service fees for the Funds' Class Z shares are paid at a rate of $27.00 for each opened shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for each of the Funds' Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Fund's Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Funds' Class A, B and C shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares.

NOTES TO FINANCIAL STATEMENTS (continues)
--------------------------------------------------------------------------------
December 31, 2002

     The Funds' Class A, B and C shares have various sales and redemption fees charged to shareholders of certain classes. The Funds' Class A shares have a maximum 5.75% front-end sales charge. Strong Advisor Large Company Core Funds' Class A shares have a 1.00% redemption fee imposed on redemptions made within 12 months of purchase. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a maximum 1.00% contingent deferred sales charge.

     For the year ended December 31, 2002, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $35,125, Strong Advisor Mid Cap Growth Fund $1,998, Strong Advisor Small Cap Value Fund $57,323, Strong Advisor U.S. Value Fund $1,584, Strong Advisor Focus Fund $1,310, Strong Advisor Select Fund $2,342, Strong Advisor Technology Fund $539, Strong Advisor Endeavor Large Cap Fund $912, Strong Advisor International Core Fund $657, Strong Advisor U.S. Small/Mid Cap Growth Fund $642, Strong Advisor Large Company Core Fund $1,581 and Strong Advisor Utilities and Energy Fund $0.

     For the year ended December 31, 2002, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Common Stock Fund $68,780, Strong Advisor Mid Cap Growth Fund $8,190, Strong Advisor Small Cap Value Fund $204,096, Strong Advisor U.S. Value Fund $7,272, Strong Advisor Focus Fund $7,015, Strong Advisor Select Fund $2,633, Strong Advisor Technology Fund $602, Strong Advisor Endeavor Large Cap Fund $204, Strong Advisor International Core Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $2,820, Strong Advisor Large Company Core Fund $0 and Strong Advisor Utilities and Energy Fund $0. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

     Next Century Growth Investors, LLC ("Next Century Growth"), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     W.H. Reaves & Co., Inc. ("Reaves"), an affiliate of the Advisor, manages the investments of Strong Advisor Utilities and Energy Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Utilities and Energy Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2002, totaled $17,391.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, is as follows:

                                                               Payable to/       Shareholder
                                                            (Receivable from)   Servicing and
                                                               Advisor or      Other Expenses    Transfer Agency     Unaffiliated
                                                             Administrator        Paid to            Banking          Directors'
                                                            at Dec. 31, 2002    Administrator   Charges/(Credits)        Fees
                                                            ----------------  ----------------  ----------------     ------------
     Strong Advisor Common Stock Fund                       $        376,481  $      3,898,039  $          (4,221)   $     34,021
     Strong Advisor Mid Cap Growth Fund                               47,465           492,479              1,502           2,692
     Strong Advisor Small Cap Value Fund                             406,828         3,375,776             17,202          16,960
     Strong Advisor U.S. Value Fund                                  120,661         1,633,442             45,731           3,849
     Strong Advisor Focus Fund                                           262            11,068                  6             729
     Strong Advisor Select Fund                                       12,077           114,826              2,615           1,443
     Strong Advisor Technology Fund                                      310             4,047                 24             667
     Strong Advisor Endeavor Large Cap Fund                            8,259            56,786              1,842           1,029
     Strong Advisor International Core Fund                              (81)              825                  2             629
     Strong Advisor U.S. Small/Mid Cap Growth Fund (Note 1)                1               884                  2             375
     Strong Advisor Large Company Core Fund (Note 1)                   1,264             4,123                136              60
     Strong Advisor Utilities and Energy Fund (Note 1)                 1,029             3,755                  5             166

     At December 31,2002, the Advisor owns the following percentages of the outstanding shares of each Fund.

                                                            Percentage owned
                                                               by Advisor
                                                            ----------------
     Strong Advisor International Core Fund                               44%
     Strong Advisor U.S. Small/Mid Cap Growth Fund                        47%

4.   Expenses and Expense Offsets

     For the year ended December 31, 2002, the class specific expenses are as follows:

                                           Administrative     Shareholder      Reports to
                                                Fees        Servicing Costs   Shareholders       12b-1 Fees         Other
                                           --------------   ---------------  --------------    --------------   --------------
     Strong Advisor Common Stock Fund
       Class A                             $      120,144   $        81,632  $       13,018    $      100,120   $          (79)
       Class B                                     63,023            44,350          17,562           210,076              312
       Class C                                     62,422            43,591          18,200           208,074              197
       Class Z                                  4,626,000         3,725,570         401,034                --           (1,755)
     Strong Advisor Mid Cap Growth Fund
       Class A                                     20,336            13,816             886            16,947             (478)
       Class B                                      8,199             5,947           5,088            27,331               82
       Class C                                      3,454             2,450           1,358            11,515               23
       Class Z                                    270,463           468,730         122,154                --            3,413
     Strong Advisor Small Cap Value Fund
       Class A                                    842,442           571,296         123,466           702,035            2,761
       Class B                                    194,011           137,917          67,877           646,702            1,644
       Class C                                    232,607           162,071          61,065           775,358            2,732
       Class Z                                  1,958,967         2,500,543         145,250                --           14,013
     Strong Advisor U.S. Value Fund
       Class A                                     12,858             8,724          (2,824)           10,715              147
       Class B                                      8,153             5,728             906            27,178               39
       Class C                                      3,019             2,093             470            10,065               42
       Class K                                     12,835            10,357           2,064                --              371
       Class Z                                    568,620         1,605,519         261,532                --           46,154
     Strong Advisor Focus Fund
       Class A                                      9,373             6,456           8,375             7,811               42
       Class B                                      4,691             3,509          10,524            15,636               18
       Class C                                      1,480             1,048           2,598             4,934                1
     Strong Advisor Select Fund
       Class A                                    170,037           113,475          (2,654)          141,698            2,630
       Class B                                      1,259               873             156             4,198                2
       Class C                                        649               454             (75)            2,163                6
     Strong Advisor Technology Fund
       Class A                                      4,345             2,962            (128)            3,621              (37)
       Class B                                        543               383             810             1,806                4
       Class C                                      1,069               753             601             3,563                7
     Strong Advisor Endeavor Large Cap
      Fund
       Class A                                     84,185            56,152           9,644            70,154            1,846
       Class B                                        444               304           3,044             1,481               --
       Class C                                        468               322           2,226             1,559                4
     Strong Advisor International Core
      Fund
       Class A                                        351               237           3,260               292               (1)
       Class B                                        488               332           2,828             1,626                1
       Class C                                        377               256           2,710             1,254                1
     Strong Advisor U.S. Small/Mid Cap
      Growth Fund (Note 1)
       Class A                                        464               313           3,784               387                1
       Class B                                        490               330           4,001             1,632               --
       Class C                                        357               241           3,486             1,182                1
     Strong Advisor Large Company Core
      Fund (Note 1)
       Class A                                      5,397             3,650             286             4,498              130
       Class B                                        188               229             119               629                3
       Class C                                        163               189              90               546                2
       Class K                                         83                55              31                --                2
     Strong Advisor Utilities and Energy
      Fund (Note 1)
       Class A                                      5,351             3,571           3,320             4,459                9
       Class B                                        122                82             980               407               --
       Class C                                        145                97           1,167               482                1

--------------------------------------------------------------------------------
December 31, 2002

     For the year ended December 31, 2002, the class specific expense offsets are as follows:

                                                                              Transfer
                                                             Expense           Agency           Directed
                                                           Waivers and        Banking           Brokerage         Earnings
                                                           Absorptions        Credits            Credits           Credits
                                                         --------------    --------------    --------------    --------------
     Storage Advisor Common Stock Fund
        Class A                                          $           --    $         (103)   $           --    $           --
        Class B                                                      --                --                --                --
        Class C                                                      --                --                --                --
        Class Z                                                      --            (4,490)               --                --
        Fund Level                                                   --                --           (30,203)           (4,994)
     Strong Advisor Mid Cap Growth Fund
        Class A                                                      --              (485)               --                --
        Class B                                                  (1,954)               --                --                --
        Class C                                                     (99)               --                --                --
        Class Z                                                      --                --                --                --
        Fund Level                                                   --                --           (44,693)           (2,471)
     Strong Advisor Small Cap Value Fund
        Class A                                                      --                --                --                --
        Class B                                                      --                --                --                --
        Class C                                                      --                --                --                --
        Class Z                                                      --                --                --                --
        Fund Level                                                   --                --          (106,199)           (7,216)
     Strong Advisor U.S. Value Fund
        Class A                                                      --                --                --                --
        Class B                                                      --                --                --                --
        Class C                                                      --                --                --                --
        Class K                                                  (6,057)               --                --                --
        Class Z                                                      --                --                --                --
        Fund Level                                                   --                --           (34,838)           (2,014)
     Strong Advisor Focus Fund
        Class A                                                 (11,152)               (9)               --                --
        Class B                                                 (20,091)               --                --                --
        Class C                                                  (5,366)               --                --                --
        Fund Level                                              (21,764)               --              (507)              (28)
     Strong Advisor Select Fund
        Class A                                                     (41)               --                --                --
        Class B                                                    (115)               --                --                --
        Class C                                                     (64)               --                --                --
        Fund Level                                                   --                --            (5,103)             (421)
     Strong Advisor Technology Fund
        Class A                                                  (6,006)               --                --                --
        Class B                                                  (2,801)               --                --                --
        Class C                                                  (4,213)               --                --                --
        Fund Level                                              (10,589)               --              (877)               (7)
     Strong Advisor Endeavor Large Cap Fund
        Class A                                                     (12)               --                --                --
        Class B                                                  (3,551)               --                --                --
        Class C                                                  (2,799)               --                --                --
        Fund Level                                                   --                --           (15,008)             (150)
     Strong Advisor International Core Fund
        Class A                                                  (2,751)               (1)               --                --
        Class B                                                  (2,990)               --                --                --
        Class C                                                  (2,893)               --                --                --
        Fund Level                                             (193,638)               --               (26)              (71)
     Strong Advisor U.S. Small/Mid Cap Growth Fund
      (Note 1)
        Class A                                                  (4,554)               --                --                --
        Class B                                                  (6,065)               --                --                --
        Class C                                                  (4,898)               --                --                --
        Fund Level                                              (37,872)               --                --                (1)

                                                                              Transfer
                                                             Expense           Agency           Directed
                                                           Waivers and        Banking           Brokerage         Earnings
                                                           Absorptions        Credits            Credits           Credits
                                                         --------------    --------------    --------------    --------------
     Strong Advisor Large Company Core Fund (Note 1)
        Class A                                          $       (4,176)   $           --    $           --    $           --
        Class B                                                    (214)               --                --                --
        Class C                                                    (169)               --                --                --
        Class K                                                    (169)               --                --                --
        Fund Level                                              (25,542)               --               (24)               (5)
     Strong Advisor Utilities and Energy Fund (Note 1)
        Class A                                                      --                --                --                --
        Class B                                                  (1,056)               --                --                --
        Class C                                                  (1,335)               --                --                --
        Fund Level                                                   --                --                --               (14)

     5.   Line of Credit

          The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except Strong Advisor Large Company Core Fund, had minimal borrowings under the LOC during the year. During the period ended December 31, 2002, the Strong Advisor Large Company Core Fund had an outstanding average daily balance of $21,739 under the LOC. The maximum amount outstanding during the period was $400,000. Interest expense amounted to $102 for the period ended December 31, 2002. At December 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

     6.   Investment Transactions

          The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, are as follows:

                                                      Purchases           Sales
                                                    --------------    --------------
     Strong Advisor Common Stock Fund               $ 1,040,240,069   $  908,123,281
     Strong Advisor Mid Cap Growth Fund                 514,159,163      531,002,532
     Strong Advisor Small Cap Value Fund                738,380,246      268,740,756
     Strong Advisor U.S. Value Fund                     238,743,018      178,414,034
     Strong Advisor Focus Fund                           17,286,050       19,479,906
     Strong Advisor Select Fund                         250,211,144      238,510,524
     Strong Advisor Technology Fund                       2,542,496        2,574,049
     Strong Advisor Endeavor Large Cap Fund             124,211,039      113,809,657
     Strong Advisor International Core Fund                 493,726          164,012
     Strong Advisor U.S. Small/Mid Cap Growth Fund        1,441,967          546,640
     Strong Advisor Large Company Core Fund               5,799,216        2,753,011
     Strong Advisor Utilities and Energy Fund             8,186,844        1,751,692

     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

--------------------------------------------------------------------------------
December 31, 2002

     7.   Investments in Affiliates

          Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, IDX Systems Corporation is an affiliate. A summary of transactions in the securities of these issuers, during the year ended December 31, 2002 is as follows:


                                                 Balance of         Gross           Gross Sales       Balance of
                                                 Shares Held       Purchases            and           Shares Held
                                                 Jan.1, 2002     and Additions      Reductions       Dec. 31, 2002
                                               --------------   --------------    --------------    --------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.                   360,000          360,000*         (170,000)          550,000
     Strong Heritage Money Fund -
      Institutional Class                          15,000,000      184,600,000       (45,100,000)      154,500,000

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.                 366,700           61,090                --           427,790
     Apex Silver Mines Ltd.                         1,169,200          718,900                --         1,888,100
     Barbeques Galore, Ltd. Sponsored ADR                  --          414,120                --           414,120
     Calgon Carbon Corporation                      1,366,000          892,390           (28,000)        2,230,390
     Constar International, Inc.                           --          706,500                --           706,500
     Dura Automotive Systems, Inc.                    626,870          598,200          (359,770)          865,300
     Encore Wire Corporation                          493,350          449,350                --           942,700
     Evans & Sutherland Computer Corporation          285,500          248,300                --           533,800
     Greka Energy Corporation                         299,400           67,000            (4,000)          362,400
     Healthcare Services Group, Inc.                  549,850          322,882          (419,632)          453,100
     IDX Systems Corporation                          777,920          624,570          (213,810)        1,188,680
     Intertape Polymer Group, Inc.                    754,100        1,291,200                --         2,045,300
     Matr x Service Company                           425,200            1,700                --           426,900
     McMoRan Exploration Company                      717,500          239,200          (125,000)          831,700
     Net2Phone, Inc.                                1,183,700          692,700          (349,800)        1,526,600
     Overstock.com, Inc.                                   --          877,900          (509,730)          368,170
     Range Resources Corporation                    2,601,500          810,300           (14,000)        3,397,800
     Rofin-Sinar Technologies, Inc.                   339,430          290,570                --           630,000
     Sharper Image Corporation                        796,700          300,450          (235,400)          861,750
     Strong Heritage Money Fund -
      Institutional Class                                  --       78,000,000                --        78,000,000
     World Acceptance Corporation                     969,000          132,700                --         1,101,700

                                                                  Investment
                                                    Value           Income          Realized
                                                   Dec. 31,      Jan.1, 2002-      Gain/(Loss)
                                                    2002         Dec.31, 2002       on Sales
                                               --------------   --------------   --------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.            $   19,580,000   $           --   $    2,139,659
     Strong Heritage Money Fund -
      Institutional Class                         154,500,000        2,429,081               --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.               1,176,423               --               --
     Apex Silver Mines Ltd.                        27,943,880               --               --
     Barbeques Galore, Ltd. Sponsored ADR           1,321,043           62,118               --
     Calgon Carbon Corporation                     11,018,127          218,123          (73,461)
     Constar International, Inc.                    8,301,375               --               --
     Dura Automotive Systems, Inc.                  8,687,612               --        4,524,804
     Encore Wire Corporation                        8,531,435               --               --
     Evans & Sutherland Computer Corporation        3,336,250               --               --
     Greka Energy Corporation                       1,431,480               --          (41,040)
     Healthcare Services Group, Inc.                5,908,424               --        3,079,248
     IDX Systems Corporation                       20,243,220               --          435,100
     Intertape Polymer Group, Inc.                  8,426,636               --               --
     Matr x Service Company                         4,021,398               --               --
     McMoRan Exploration Company                    4,241,670               --       (1,184,033)
     Net2Phone, Inc.                                6,182,730               --       (2,125,645)
     Overstock.com, Inc.                            4,786,210               --         (123,062)
     Range Resources Corporation                   18,348,120               --          (19,952)
     Rofin-Sinar Technologies, Inc.                 5,184,900               --               --
     Sharper Image Corporation                     15,020,302               --        1,226,974
     Strong Heritage Money Fund -
      Institutional Class                          78,000,000          944,836               --
     World Acceptance Corporation                   8,383,937               --               --

     * Increase due to stock split

--------------------------------------------------------------------------------

8.   Capital Share Transactions

                                                         Strong Advisor                      Strong Advisor
                                                        Common Stock Fund                  Mid Cap Growth Fund
                                                --------------------------------    --------------------------------
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                Dec. 31, 2002      Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------    --------------    --------------
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $   44,443,102    $   28,693,888    $    7,852,624    $   11,306,386
  Proceeds from Reinvestment of Distributions               --            42,717                --             1,849
  Payment for Shares Redeemed                      (16,422,398)       (3,580,634)       (5,960,849)       (3,164,537)
  Transfer in from Class L (Note 1)                         --         1,541,994                --           148,291
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       28,020,704        26,697,965         1,891,775         8,291,989

CLASS B
  Proceeds from Shares Sold                         16,279,382        15,542,302         1,063,833         3,698,808
  Proceeds from Reinvestment of Distributions               --            21,081                --               666
  Payment for Shares Redeemed                       (2,796,033)         (521,529)         (490,422)         (176,389)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       13,483,349        15,041,854           573,411         3,523,085

CLASS C
  Proceeds from Shares Sold                         17,829,709        14,891,349           674,422         1,398,043
  Proceeds from Reinvestment of Distributions               --            13,432                --               219
  Payment for Shares Redeemed                       (4,291,269)         (585,957)         (491,641)          (99,535)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       13,538,440        14,318,824           182,781         1,298,727

CLASS L
  Proceeds from Shares Sold                                 --         1,396,334                --            48,306
  Proceeds from Reinvestment of Distributions               --             2,360                --                 4
  Payment for Shares Redeemed                               --            (6,005)               --                --
  Transfer out to Class A (Note 1)                          --        (1,541,994)               --          (148,291)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --          (149,305)               --           (99,981)

CLASS Z
  Proceeds from Shares Sold                        343,017,540       248,564,150        29,008,599        87,966,518
  Proceeds from Reinvestment of Distributions               --         3,036,612                --            33,710
  Payment for Shares Redeemed                     (332,740,001)     (231,500,717)      (47,760,745)      (84,317,916)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       10,277,539        20,100,045       (18,752,146)        3,682,312
                                                --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $   65,320,032    $   76,009,383    $  (16,104,179)   $   16,696,132
                                                ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                                   Strong Advisor                      Strong Advisor
                                                                 Common Stock Fund                   Mid Cap Growth Fund
                                                           --------------------------------    --------------------------------
                                                             Year Ended        Year Ended        Year Ended        Year Ended
                                                            Dec.31, 2002      Dec.31, 2001      Dec.31, 2002      Dec.31, 2001
                                                           --------------    --------------    --------------    --------------
Transactions in Shares of Each Class of
 Funds Were as Follows:

CLASS A
  Sold                                                          2,544,987         1,475,119           696,029           708,456
  Shares Issued in Conjunction with Share Split (Note 1)               --            24,505                --             7,808
  Issued in Reinvestment of Distributions                              --             2,184                --               132
  Redeemed                                                     (1,023,173)         (191,686)         (538,918)         (223,361)
  Transfer in from Class L (Note 1)                                    --            81,215                --             8,328
                                                           --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                             1,521,814         1,391,337           157,111           501,363
                                                           ==============    ==============    ==============    ==============

CLASS B
  Sold                                                            925,237           807,441            99,311           226,468
  Shares Issued in Conjunction with Share Split (Note 1)               --            11,452                --             2,271
  Issued in Reinvestment of Distributions                              --             1,082                --                48
  Redeemed                                                       (177,926)          (29,299)          (52,425)          (11,498)
                                                           --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                               747,311           790,676            46,886           217,289
                                                           ==============    ==============    ==============    ==============

CLASS C
  Sold                                                            998,772           760,668            58,173            87,288
  Shares Issued in Conjunction with Share Split (Note 1)               --            12,038                --             1,102
  Issued in Reinvestment of Distributions                              --               689                --                16
  Redeemed                                                       (267,172)          (33,882)          (47,063)           (7,100)
                                                           --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                               731,600           739,513            11,110            81,306
                                                           ==============    ==============    ==============    ==============

CLASS L
  Sold                                                                 --            73,822                --             2,674
  Shares Issued in Conjunction with Share Split (Note 1)               --             1,627                --               325
  Issued in Reinvestment of Distributions                              --               121                --                --
  Redeemed                                                             --              (345)               --                --
  Transfer out to Class A (Note 1)                                     --           (81,588)               --            (8,364)
                                                           --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                                    --            (6,363)               --            (5,365)
                                                           ==============    ==============    ==============    ==============

CLASS Z
  Sold                                                         18,893,016        12,667,603         2,521,554         5,366,461
  Issued in Reinvestment of Distributions                              --           154,614                --             2,396
  Redeemed                                                    (19,634,686)      (12,050,952)       (4,229,449)       (5,328,670)
                                                           --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Share                               (741,670)          771,265        (1,707,895)           40,187
                                                           ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------

                                                         Strong Advisor
                                                      Small Cap Value Fund
                                                --------------------------------
                                                  Year Ended        Year Ended
                                                 Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $  320,021,001    $  184,644,091
  Proceeds from Reinvestment of Distributions               --           265,437
  Payment for Shares Redeemed                     (125,640,272)      (24,985,392)
  Transfer in from Class L (Note 1)                         --         2,435,736
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      194,380,729       162,359,872

CLASS B
  Proceeds from Shares Sold                         50,127,708        40,218,630
  Proceeds from Reinvestment of Distributions               --            58,389
  Payment for Shares Redeemed                       (8,138,529)       (1,189,491)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       41,989,179        39,087,528

CLASS C
  Proceeds from Shares Sold                         83,189,864        40,111,862
  Proceeds from Reinvestment of Distributions               --            39,027
  Payment for Shares Redeemed                      (14,066,931)       (3,101,281)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       69,122,933        37,049,608

CLASS L
  Proceeds from Shares Sold                                 --         2,466,292
  Proceeds from Reinvestment of Distributions               --             3,874
  Payment for Shares Redeemed                               --          (140,243)
  Transfer out to Class A (Note 1)                          --        (2,435,736)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --          (105,813)

CLASS Z
  Proceeds from Shares Sold                        374,821,378       391,583,720
  Proceeds from Reinvestment of Distributions               --           976,147
  Payment for Shares Redeemed                     (204,951,882)     (156,485,986)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      169,869,496       236,073,881
                                                --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $  475,362,337    $  474,465,076
                                                ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                       Strong Advisor
                                                    Small Cap Value Fund
                                              --------------------------------
                                               Year Ended         Year Ended
                                              Dec. 31, 2002      Dec. 31, 2001
                                              --------------    --------------
Transactions in Shares of Each Class of the
 Fund Were as Follows:

CLASS A
  Sold                                            15,657,871         9,480,864
  Issued in Reinvestment of Distributions                 --            13,854
  Redeemed                                        (6,346,438)       (1,310,689)
  Transfer in from Class L (Note 1)                       --           124,294
                                              --------------    --------------
  Net Increase (Decrease) in Shares                9,311,433         8,308,323
                                              ==============    ==============

CLASS B
  Sold                                             2,465,423         2,068,012
  Issued in Reinvestment of Distributions                 --             3,067
  Redeemed                                          (420,462)          (64,498)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                2,044,961         2,006,581
                                              ==============    ==============

CLASS C
  Sold                                             4,083,997         2,059,858
  Issued in Reinvestment of Distributions                 --             2,047
  Redeemed                                          (736,820)         (164,666)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                3,347,177         1,897,239
                                              ==============    ==============

CLASS L
  Sold                                                    --           125,137
  Issued in Reinvestment of Distributions                 --               203
  Redeemed                                                --            (7,244)
  Transfer out to Class A (Note 1)                        --          (124,915)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                       --            (6,819)
                                              ==============    ==============

CLASS Z
  Sold                                            18,350,666        20,479,781
  Issued in Reinvestment of Distributions                 --            50,815
  Redeemed                                       (10,421,280)       (8,259,720)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                7,929,386        12,270,876
                                              ==============    ==============

--------------------------------------------------------------------------------

                                                 Strong Advisor U.S. Value Fund
                                                --------------------------------
                                                  Year Ended        Year Ended
                                                Dec. 31, 2002      Dec. 31, 2001
                                                --------------    --------------
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $    5,473,330    $    2,606,390
  Proceeds from Reinvestment of Distributions          370,177            38,619
  Payment for Shares Redeemed                       (4,576,333)         (212,547)
  Transfer in from Class L (Note 1)                         --           216,447
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        1,267,174         2,648,909

CLASS B
  Proceeds from Shares Sold                          1,666,852         2,607,395
  Proceeds from Reinvestment of Distributions          176,747            26,632
  Payment for Shares Redeemed                         (485,944)          (91,836)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        1,357,655         2,542,191

CLASS C
  Proceeds from Shares Sold                          1,315,639           649,054
  Proceeds from Reinvestment of Distributions           25,857             3,482
  Payment for Shares Redeemed                         (267,268)          (91,121)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        1,074,228           561,415

CLASS K
  Proceeds from Shares Sold                         13,002,981                --
  Proceeds from Reinvestment of Distributions            9,930                --
  Payment for Shares Redeemed                       (1,156,304)               --
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       11,856,607                --

CLASS L
  Proceeds from Shares Sold                                 --           115,270
  Proceeds from Reinvestment of Distributions               --             1,334
  Payment for Shares Redeemed                               --              (198)
  Transfer out to Class A (Note 1)                          --          (216,447)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --          (100,041)

CLASS Z
  Proceeds from Shares Sold                        118,873,719       125,495,096
  Proceeds from Reinvestment of Distributions        9,855,988         3,556,638
  Payment for Shares Redeemed                      (70,028,503)     (161,470,911)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       58,701,204       (32,419,177)
                                                --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $   74,256,868    $  (26,766,703)
                                                ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                                    Strong Advisor
                                                                    U.S. Value Fund
                                                           --------------------------------
                                                             Year Ended        Year Ended
                                                            Dec. 31, 2002     Dec. 31, 2001
                                                           --------------    --------------
Transactions in Shares of Each Class of the
 Fund Were as Follows:

CLASS A
  Sold                                                            338,473           137,062
  Shares Issued in Conjunction with Share Split (Note 1)               --               687
  Issued in Reinvestment of Distributions                          22,294             2,157
  Redeemed                                                       (322,986)          (12,064)
  Transfer in from Class L (Note 1)                                    --            11,283
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                37,781           139,125
                                                           ==============    ==============

CLASS B
  Sold                                                            111,965           137,245
  Shares Issued in Conjunction with Share Split (Note 1)               --               572
  Issued in Reinvestment of Distributions                          10,387             1,494
  Redeemed                                                        (33,910)           (5,359)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                88,442           133,952
                                                           ==============    ==============

CLASS C
  Sold                                                             87,390            34,245
  Shares Issued in Conjunction with Share Split (Note 1)               --               143
  Issued in Reinvestment of Distributions                           1,601               195
  Redeemed                                                        (18,614)           (5,133)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                70,377            29,450
                                                           ==============    ==============

CLASS K
  Sold                                                            910,728                --
  Issued in Reinvestment of Distributions                             611                --
  Redeemed                                                        (83,911)               --
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                               827,428                --
                                                           ==============    ==============

CLASS L
  Sold                                                                 --             6,235
  Shares Issued in Conjunction with Share Split (Note 1)               --               129
  Issued in Reinvestment of Distributions                              --                75
  Redeemed                                                             --               (11)
  Transfer out to Class A (Note 1)                                     --           (11,321)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                    --            (4,893)
                                                           ==============    ==============

CLASS Z
  Sold                                                          7,547,227         6,725,123
  Issued in Reinvestment of Distributions                         577,220           198,580
  Redeemed                                                     (4,185,995)       (8,642,785)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                             3,938,452        (1,719,082)
                                                           ==============    ==============

--------------------------------------------------------------------------------

                                                   Strong Advisor Focus Fund           Strong Advisor Select Fund
                                                --------------------------------    --------------------------------
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                 Dec. 31, 2002     Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------    --------------    --------------
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $      452,000    $    7,420,700    $   28,329,556    $   57,053,468
  Proceeds from Reinvestment of Distributions               --                --           105,337                --
  Payment for Shares Redeemed                       (2,024,184)       (1,860,036)      (13,665,422)       (1,044,502)
  Transfer in from Class L (Note 1)                         --           360,601                --           116,725
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       (1,572,184)        5,921,265        14,769,471        56,125,691

CLASS B
  Proceeds from Shares Sold                            198,008         2,209,351           224,679           517,256
  Proceeds from Reinvestment of Distributions               --                --               605                --
  Payment for Shares Redeemed                         (275,731)          (75,698)         (246,523)               --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          (77,723)        2,133,653           (21,239)          517,256

CLASS C
  Proceeds from Shares Sold                             51,385           914,016            96,740           380,145
  Proceeds from Reinvestment of Distributions               --                --               325                --
  Payment for Shares Redeemed                         (284,139)          (97,545)          (42,582)         (120,106)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         (232,754)          816,471            54,483           260,309

CLASS L
  Proceeds from Shares Sold                                 --           255,312                --           116,725
  Proceeds from Reinvestment of Distributions               --                --                --                --
  Payment for Shares Redeemed                               --                --                --                --
  Transfer out from Class L (Note 1)                        --          (360,601)               --          (116,725)
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --          (105,289)               --                --
                                                --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $   (1,882,661)   $    8,766,100    $   14,802,715    $   56,903,256
                                                ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                               Strong Advisor Focus Fund           Strong Advisor Select Fund
                                            --------------------------------    --------------------------------
                                              Year Ended        Year Ended        Year Ended        Year Ended
                                             Dec. 31, 2002     Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                            --------------    --------------    --------------    --------------
Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                              77,432           828,153         4,115,416         7,218,861
  Issued in Reinvestment of Distributions               --                --            16,256                --
  Redeemed                                        (358,043)         (273,692)       (2,090,284)         (131,402)
  Transfer in from Class L (Note 1)                     --            41,108                --            11,889
                                            --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares               (280,611)          595,569         2,041,388         7,099,348
                                            ==============    ==============    ==============    ==============

CLASS B
  Sold                                              34,187           275,261            34,824            57,361
  Issued in Reinvestment of Distributions               --                --                94                --
  Redeemed                                         (50,690)          (10,983)          (39,516)               --
                                            --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                (16,503)          264,278            (4,598)           57,361
                                            ==============    ==============    ==============    ==============

CLASS C
  Sold                                               9,049           114,421            14,551            46,250
  Issued in Reinvestment of Distributions               --                --                51                --
  Redeemed                                         (51,781)          (15,279)           (6,407)          (16,078)
                                            --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                (42,732)           99,142             8,195            30,172
                                            ==============    ==============    ==============    ==============

CLASS L
  Sold                                                  --            30,963                --            11,948
  Issued in Reinvestment of Distributions               --                --                --                --
  Redeemed                                              --                --                --                --
  Transfer out from Class L (Note 1)                    --           (41,356)               --           (11,948)
                                            --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                     --           (10,393)               --                --
                                            ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------

                                                         Strong Advisor
                                                        Technology Fund
                                                --------------------------------
                                                  Year Ended        Year Ended
                                                 Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------
Capital Share Transaction of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $      266,907    $    2,685,559
  Proceeds from Reinvestment of Distributions               --             3,292
  Payment for Shares Redeemed                         (459,954)         (402,205)
  Transfer in from Class L (Note 1)                         --           100,128
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         (193,047)        2,386,774

CLASS B
  Proceeds from Shares Sold                             12,000           220,766
  Proceeds from Reinvestment of Distributions               --               357
  Payment for Shares Redeemed                          (12,910)          (33,353)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             (910)          187,770

CLASS C
  Proceeds from Shares Sold                             30,503           510,246
  Proceeds from Reinvestment of Distributions               --               784
  Payment for Shares Redeemed                          (98,665)           (8,014)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          (68,162)          503,016

CLASS L
  Proceeds from Shares Sold                                 --                --
  Proceeds from Reinvestment of Distributions               --               128
  Payment for Shares Redeemed                               --                --
  Transfer out from Class L (Note 1)                        --          (100,128)
                                                --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --          (100,000)
                                                --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $     (262,119)   $    2,977,560
                                                ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                       Strong Advisor
                                                       Technology Fund
                                              --------------------------------
                                                Year Ended        Year Ended
                                               Dec. 31, 2002     Dec. 31, 2001
                                              --------------    --------------
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Sold                                                42,387           322,335
  Issued in Reinvestment of Distributions                 --               437
  Redeemed                                           (77,487)          (55,825)
  Transfer in from Class L (Note 1)                       --             9,948
                                              --------------    --------------
  Net Increase (Decrease) in Shares                  (35,100)          276,895
                                              ==============    ==============

CLASS B
  Sold                                                 1,820            29,217
  Issued in Reinvestment of Distributions                 --                48
  Redeemed                                            (3,407)           (5,125)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                   (1,587)           24,140
                                              ==============    ==============

CLASS C
  Sold                                                 4,804            63,981
  Issued in Reinvestment of Distributions                 --               106
  Redeemed                                           (20,272)           (1,165)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                  (15,468)           62,922
                                              ==============    ==============

CLASS L
  Sold                                                    --                --
  Issued in Reinvestment of Distributions                 --                17
  Redeemed                                                --                --
  Transfer out from Class L (Note 1)                      --           (10,017)
                                              --------------    --------------
  Net Increase (Decrease) in Shares                       --           (10,000)
                                              ==============    ==============

--------------------------------------------------------------------------------

                                                         Strong Advisor                      Strong Advisor
                                                     Endeavor Large Cap Fund             International Core Fund
                                                --------------------------------    --------------------------------
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                 Dec. 31, 2002     Dec. 31, 2001     Dec. 31, 2002     Dec. 31, 2001
                                                --------------    --------------    --------------    --------------
                                                                     (Note 1)                            (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $   16,393,415    $   28,685,279    $       82,717    $      100,000
  Proceeds from Reinvestment of Distributions               --             3,007                --                --
  Payment for Shares Redeemed                       (6,400,225)         (350,249)           (8,947)               --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        9,993,190        28,338,037            73,770           100,000

CLASS B
  Proceeds from Shares Sold                            266,871           111,672           211,824           100,000
  Proceeds from Reinvestment of Distributions               --             2,630                --                --
  Payment for Shares Redeemed                          (15,344)               --            (4,153)               --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          251,527           114,302           207,671           100,000

CLASS C
  Proceeds from Shares Sold                            178,334           100,000            65,008           100,000
  Proceeds from Reinvestment of Distributions               --             2,630                --                --
  Payment for Shares Redeemed                          (38,097)               --                --                --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          140,237           102,630            65,008           100,000
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                   $   10,384,954    $   28,554,969    $      346,449    $      300,000
                                                ==============    ==============    ==============    ==============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                               1,855,501         2,685,136             9,212            10,000
  Issued in Reinvestment of Distributions                   --               275                --                --
  Redeemed                                            (761,825)          (32,938)           (1,012)               --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                  1,093,676         2,652,473             8,200            10,000
                                                ==============    ==============    ==============    ==============

CLASS B
  Sold                                                  33,834            11,111            23,290            10,000
  Issued in Reinvestment of Distributions                   --               241                --                --
  Redeemed                                              (2,149)               --              (493)               --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                     31,685            11,352            22,797            10,000
                                                ==============    ==============    ==============    ==============

CLASS C
  Sold                                                  20,442            10,000             7,033            10,000
  Issued in Reinvestment of Distributions                   --               241                --                --
  Redeemed                                              (4,900)               --                --                --
                                                --------------    --------------    --------------    --------------
  Net Increase (Decrease) in Shares                     15,542            10,241             7,033            10,000
                                                ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                Strong Advisor U.S.
                                                   Small/Mid Cap
                                                    Growth Fund
                                                -------------------
                                                   Period Ended
                                                   Dec. 31, 2002
                                                -------------------
                                                     (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $           346,166
  Proceeds from Reinvestment of Distributions                    --
  Payment for Shares Redeemed                                (1,000)
                                                -------------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               345,166

CLASS B
  Proceeds from Shares Sold                                 371,166
  Proceeds from Reinvestment of Distributions                    --
  Payment for Shares Redeemed                                (2,815)
                                                -------------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               368,351

CLASS C
  Proceeds from Shares Sold                                 230,374
  Proceeds from Reinvestment of Distributions                    --
  Payment for Shares Redeemed                                    --
                                                -------------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               230,374
                                                -------------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                    $           943,891
                                                ===================

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                       39,538
  Issued in Reinvestment of Distributions                        --
  Redeemed                                                     (141)
                                                -------------------
  Net Increase (Decrease) in Shares                          39,397
                                                ===================

CLASS B
  Sold                                                       42,958
  Issued in Reinvestment of Distributions                        --
  Redeemed                                                     (378)
                                                -------------------
  Net Increase (Decrease) in Shares                          42,580
                                                ===================

CLASS C
  Sold                                                       24,692
  Issued in Reinvestment of Distributions                        --
  Redeemed                                                       --
                                                -------------------
  Net Increase (Decrease) in Shares                          24,692
                                                ===================

--------------------------------------------------------------------------------

                                                                  Strong Advisor
                                                              Large Company Core Fund
                                                --------------------------------------------------
                                                 Period Ended       Year Ended        Year Ended
                                                 Dec. 31, 2002    Sept. 30, 2002    Sept. 30, 2001
                                                --------------    --------------    --------------
                                                   (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $    2,892,737    $    3,325,537    $    1,006,242
  Proceeds from Reinvestment of Distributions            5,268           138,369           378,109
  Payment for Shares Redeemed                         (832,881)         (484,661)         (393,309)
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        2,065,124         2,979,245           991,042

CLASS B
  Proceeds from Shares Sold                            391,098           100,000                --
  Proceeds from Reinvestment of Distributions               --                --                --
  Payment for Shares Redeemed                               --                --                --
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          391,098           100,000                --

CLASS C
  Proceeds from Shares Sold                            385,146           100,000                --
  Proceeds from Reinvestment of Distributions               69                --                --
  Payment for Shares Redeemed                               --                --                --
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          385,215           100,000                --

CLASS K
  Proceeds from Shares Sold                                 --           100,000                --
  Proceeds from Reinvestment of Distributions               --                --                --
  Payment for Shares Redeemed                               --                --                --
                                                --------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               --           100,000                --
                                                --------------    --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $    2,841,437    $    3,279,245    $      991,042
                                                ==============    ==============    ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                              Strong Advisor
                                                          Large Company Core Fund
                                            --------------------------------------------------
                                             Period Ended       Year Ended        Year Ended
                                             Dec. 31, 2002    Sept. 30, 2002    Sept. 30, 2001
                                            --------------    --------------    --------------
                                               (Note 1)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                             322,256           359,651            85,524
  Issued in Reinvestment of Distributions              599            13,573            33,322
  Redeemed                                         (93,720)          (50,178)          (32,388)
                                            --------------    --------------    --------------
  Net Increase (Decrease) in Shares                229,135           323,046            86,458
                                            ==============    ==============    ==============

CLASS B
  Sold                                              43,625            12,173                --
  Issued in Reinvestment of Distributions               --                --                --
  Redeemed                                              --                --                --
                                            --------------    --------------    --------------
  Net Increase (Decrease) in Shares                 43,625            12,173                --
                                            ==============    ==============    ==============

CLASS C
  Sold                                              42,953            12,173                --
  Issued in Reinvestment of Distributions                8                --                --
  Redeemed                                              --                --                --
                                            --------------    --------------    --------------
  Net Increase (Decrease) in Shares                 42,961            12,173                --
                                            ==============    ==============    ==============

CLASS K
  Sold                                                   7            12,173                --
  Issued in Reinvestment of Distributions               --                --                --
  Redeemed                                              --                --                --
                                            --------------    --------------    --------------
  Net Increase (Decrease) in Shares                      7            12,173                --
                                            ==============    ==============    ==============

--------------------------------------------------------------------------------

                                                 Strong Advisor
                                                 Utilities and
                                                  Energy Fund
                                                ----------------
                                                  Period Ended
                                                  Dec. 31, 2002
                                                ----------------
                                                    (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                     $      6,765,504
  Proceeds from Reinvestment of Distributions              4,689
  Payment for Shares Redeemed                           (108,685)
                                                ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          6,661,508

CLASS B
  Proceeds from Shares Sold                              113,000
  Proceeds from Reinvestment of Distributions                 31
  Payment for Shares Redeemed                                 --
                                                ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                            113,031

CLASS C
  Proceeds from Shares Sold                              176,187
  Proceeds from Reinvestment of Distributions                310
  Payment for Shares Redeemed                                 --
                                                ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                            176,497
                                                ----------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $      6,951,036
                                                ================

Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                   689,582
  Issued in Reinvestment of Distributions                    518
  Redeemed                                               (12,430)
                                                ----------------
  Net Increase (Decrease) in Shares                      677,670
                                                ================
CLASS B
  Sold                                                    11,499
  Issued in Reinvestment of Distributions                      3
  Redeemed                                                    --
                                                ----------------
  Net Increase (Decrease) in Shares                       11,502
                                                ================

CLASS C
  Sold                                                    18,747
  Issued in Reinvestment of Distributions                     34
  Redeemed                                                    --
                                                ----------------
  Net Increase (Decrease) in Shares                       18,781
                                                ================

--------------------------------------------------------------------------------
December 31, 2002

9    Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                          Gross            Gross
                                                        Cost of         Unrealized       Unrealized
                                                      Investments      Appreciation     Depreciation
                                                    ---------------   --------------   --------------
     Strong Advisor Common Stock Fund               $ 1,497,476,915   $  220,818,005   $ (256,451,935)
     Strong Advisor Mid Cap Growth Fund                  77,525,700          867,261       (3,265,588)
     Strong Advisor Small Cap Value Fund              1,159,329,529      188,359,388     (173,265,749)
     Strong Advisor U.S. Value Fund                     218,168,004       14,614,009      (17,328,898)
     Strong Advisor Focus Fund                            3,622,998           48,707          (78,855)
     Strong Advisor Select Fund                          55,504,661        1,062,908       (1,934,842)
     Strong Advisor Technology Fund                       1,962,744           63,617         (528,789)
     Strong Advisor Endeavor Large Cap Fund              29,457,315          154,230       (1,169,217)
     Strong Advisor International Core Fund                 629,646           27,566          (42,686)
     Strong Advisor U.S. Small/Mid Cap Growth Fund          753,772           45,080          (48,494)
     Strong Advisor Large Company Core Fund               9,949,750          127,728         (409,284)
     Strong Advisor Utilities and Energy Fund             6,308,422          149,396         (186,687)

                                                     Net Unrealized
                                                     Appreciation/      Distributable    Distributable
                                                     (Depreciation)       Ordinary         Long-Term
                                                     on Investments        Income        Capital Gains
                                                     --------------    --------------   --------------
     Strong Advisor Common Stock Fund                $  (35,633,930)   $           --   $           --
     Strong Advisor Mid Cap Growth Fund                  (2,398,327)               --               --
     Strong Advisor Small Cap Value Fund                 15,093,639           793,398               --
     Strong Advisor U.S. Value Fund                      (2,714,889)            3,881               --
     Strong Advisor Focus Fund                              (30,148)               --               --
     Strong Advisor Select Fund                            (871,934)               --               --
     Strong Advisor Technology Fund                        (465,172)               --               --
     Strong Advisor Endeavor Large Cap Fund              (1,014,987)               --               --
     Strong Advisor International Core Fund                 (15,120)               --               --
     Strong Advisor U.S. Small/Mid Cap Growth Fund           (3,414)               --               --
     Strong Advisor Large Company Core Fund                (281,556)            8,452               --
     Strong Advisor Utilities and Energy Fund               (37,291)              261               --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                                          2002 Income Tax Information
                                                   --------------------------------------------------------------------------
                                                       Ordinary          Long-Term           Net Capital
                                                        Income          Capital Gains           Loss            Post-October
                                                    Distributions       Distributions        Carryovers            Losses
                                                   --------------      --------------      --------------      --------------
     Strong Advisor Common Stock Fund              $           --      $           --      $  161,774,104      $           --
     Strong Advisor Mid Cap Growth Fund                        --                  --         126,755,765             575,819
     Strong Advisor Small Cap Value Fund                       --                  --           8,884,388           5,125,978
     Strong Advisor U.S. Value Fund                     1,026,838          14,318,230          14,903,875                  --
     Strong Advisor Focus Fund                                 --                  --           4,618,400              26,558
     Strong Advisor Select Fund                           106,837                  --          12,400,183           1,482,614
     Strong Advisor Technology Fund                            --                  --           1,113,701              83,821
     Strong Advisor Endeavor Large Cap Fund                    --                  --           8,704,961              54,871
     Strong Advisor International Core Fund                    --                  --              22,212               5,477
     Strong Advisor U.S. Small/Mid Cap Growth Fund             --                  --             142,262              25,893
     Strong Advisor Large Company Core Fund                 6,435/(1)/             --/(1)/      1,015,803/(1)/          3,039/(1)/
     Strong Advisor Utilities and Energy Fund              36,612                  --             528,144                  --

                                                        2001 Income Tax Information
                                                     ----------------------------------
                                                        Ordinary            Long-Term
                                                         Income           Capital Gains
                                                      Distributions       Distributions
                                                     --------------      --------------
     Strong Advisor Common Stock Fund                $           --      $    3,265,479
     Strong Advisor Mid Cap Growth Fund                      37,299                  --
     Strong Advisor Small Cap Value Fund                         --           1,412,774
     Strong Advisor U.S. Value Fund                       1,210,122           3,050,131
     Strong Advisor Focus Fund                                   --                  --
     Strong Advisor Select Fund                                  --                  --
     Strong Advisor Technology Fund                           5,133                  --
     Strong Advisor Endeavor Large Cap Fund                   8,267                  --
     Strong Advisor International Core Fund                      --                  --
     Strong Advisor U.S. Small/Mid Cap Growth Fund               --                  --
     Strong Advisor Large Company Core Fund                 161,409/(2)/             --/(2)/
     Strong Advisor Utilities and Energy Fund                    --                  --

     /(1)/ For the period from October 1, 2002, through December 31, 2002. /(2)/ In 2001, amounts are for the year ended September 30, 2001.

     Ordinary income distributions and long-term capital gain distributions for Strong Advisor Large Company Core Fund during the year ended September 30, 2002 are $161,409 and $10, respectively.

     For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 0.0%, Strong Advisor U.S. Value Fund 100.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor International Core Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth 0.0% and Strong Advisor Utilities and Energy Fund 100.0%. For corporate shareholders in Strong Advisor Large Company Core Fund, the percentage of dividend income distributed for the three-month period ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 100.0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     ---------------------------------------------------------
                                                                       Dec. 31,               Dec. 31,           Dec. 31,
                                                                         2002                   2001            2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      19.71           $      20.15       $      18.90
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.08)/(g)/            (0.04)             (0.00)/(d)/
  Net Realized and Unrealized Gains (Losses) on Investments                 (3.76)                 (0.36)              1.28
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.84)                 (0.40)              1.28
Less Distributions:
  From Net Investment Income                                                   --                     --              (0.03)
  From Net Realized Gains                                                      --                  (0.04)                --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                  (0.04)             (0.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      15.87           $      19.71       $      20.15
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -19.5%                  -2.0%              +6.8%
  Net Assets, End of Period (In Millions)                            $         46           $         28       $          0/(e)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              1.6%                   1.6%               1.6%*
  Ratio of Expenses to Average Net Assets                                     1.6%                   1.6%               1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.5%)                 (0.5%)             (0.2%)*
  Portfolio Turnover Rate/(f)/                                               64.9%                  89.3%              95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                     ------------------------------------------------------------
                                                                       Dec. 31,                Dec. 31,              Dec. 31,
                                                                         2002                    2001              2000/(b)(c)/
                                                                     ------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      19.62            $      20.16         $      18.90
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.22)/(g)/             (0.09)               (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (3.73)                  (0.41)                1.28
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.95)                  (0.50)                1.27
Less Distributions:
  From Net Investment Income                                                   --                      --                (0.01)
  From Net Realized Gains                                                      --                   (0.04)                  --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                   (0.04)               (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      15.67            $      19.62         $      20.16
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -20.1%                   -2.5%                +6.8%
  Net Assets, End of Period (In Millions)                            $         24            $         16         $          0/(e)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.4%                    2.5%                 2.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                    2.3%                 2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.3%)                  (1.1%)               (0.6)*
  Portfolio Turnover Rate/(f)/                                               64.9%                   89.3%                95.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)  Amount calculated is less than $0.005.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     -----------------------------------------------------
                                                                       Dec. 31,              Dec. 31,           Dec. 31,
                                                                         2002                  2001          2000/(b)(c)/
                                                                     -----------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      19.62          $      20.16      $      18.90
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.22)/(g)/           (0.09)            (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (3.72)                (0.41)             1.28
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.94)                (0.50)             1.27
Less Distributions:
  From Net Investment Income                                                   --                    --             (0.01)
  From Net Realized Gains                                                      --                 (0.04)               --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.04)            (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      15.68          $      19.62      $      20.16
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -20.1%                 -2.5%             +6.8%
  Net Assets, End of Period (In Millions)                            $         23          $         15      $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.4%                  2.4%              2.0%
  Ratio of Expenses to Average Net Assets                                     2.4%                  2.2%              2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.3%)                (1.1%)            (0.6%)
  Portfolio Turnover Rate/(e)/                                               64.9%                 89.3%             95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                     ------------------------------------------------------------------------
                                                      Dec. 31,          Dec. 31,       Dec. 31,      Dec. 31,       Dec. 31,
                                                        2002              2001           2000          1999           1998
                                                     ------------------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                 $    19.78         $   20.16     $    25.21    $    21.06     $    21.02
Income From Investment Operations:
  Net Investment Income (Loss)                            (0.05)/(g)/       (0.02)          0.04         (0.01)          0.00/(f)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                         (3.76)            (0.32)         (0.59)         8.19           1.36
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (3.81)            (0.34)         (0.55)         8.18           1.36
Less Distributions:
  From Net Investment Income                                 --                --          (0.04)           --             --
  From Net Realized Gains                                    --             (0.04)         (4.46)        (4.03)         (1.32)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        --             (0.04)         (4.50)        (4.03)         (1.32)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    15.97         $   19.78     $    20.16    $    25.21     $    21.06
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                            -19.3%             -1.7%          -1.2%        +40.4%          +6.6%
  Net Assets, End of Period (In Millions)            $    1,363         $   1,703     $    1,719    $    1,733     $    1,440
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                          1.3%              1.3%           1.2%          1.2%           1.2%
  Ratio of Expenses to Average Net Assets                   1.3%              1.3%           1.2%          1.2%           1.2%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                      (0.3%)            (0.1%)          0.2%         (0.1%)          0.0%/(f)/
  Portfolio Turnover Rate/(e)/                             64.9%             89.3%          95.4%         80.1%         102.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount calculated is less than $0.005 or 0.05%.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                     ---------------------------------------------------------
                                                                       Dec. 31,             Dec. 31,              Dec. 31,
                                                                         2002                 2001              2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      13.95         $      20.22         $      17.71
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.14)/(d)           (0.22)/(d)/          (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (5.10)               (6.05)                2.52
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (5.24)               (6.27)                2.51
Less Distributions:
  From Net Investment Income                                                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.71         $      13.95         $      20.22
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -37.6%               -31.0%               +14.2%
  Net Assets, End of Period (In Millions)                            $          6         $          7         $          1
  Ratio of Expenses to Average Net Assets before Expense Offsets              1.6%                 1.8%                 1.7%*
  Ratio of Expenses to Average Net Assets                                     1.6%                 1.8%                 1.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.3%)               (1.4%)               (1.3%)*
  Portfolio Turnover Rate/(e)/                                              526.6%               650.0%               683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                     ---------------------------------------------------------
                                                                        Dec.31,              Dec.31,              Dec.31,
                                                                         2002                 2001              2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      13.89         $      20.21         $      17.71
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.23)/(d)/          (0.28)/(d)/          (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments                 (5.07)               (6.04)                2.52
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (5.30)               (6.32)                2.50
Less Distributions:
  From Net Investment Income                                                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.59         $      13.89         $      20.21
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -38.2%               -31.3%               +14.1%
  Net Assets, End of Period (In Millions)                            $          2         $          3         $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.6%                 2.9%                 2.0%*
  Ratio of Expenses to Average Net Assets                                     2.5%                 2.3%                 2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.2%)               (1.9%)               (1.6%)*
  Portfolio Turnover Rate/(e)/                                              526.6%               650.0%               683.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     ---------------------------------------------------------
                                                                       Dec. 31,             Dec. 31,              Dec. 31,
                                                                         2002                 2001              2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      13.88         $      20.20         $      17.71
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.23)/(d)/          (0.28)/(d)/          (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments                 (5.06)               (6.04)                2.51
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (5.29)               (6.32)                2.49
Less Distributions:
  From Net Investment Income                                                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.59         $      13.88         $      20.20
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -38.1%               -31.3%               +14.1%
  Net Assets, End of Period (In Millions)                            $          1         $          1         $          0/(e)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.5%                 2.8%                 2.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                 2.3%                 2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.2%)               (1.9%)               (1.6%)*
  Portfolio Turnover Rate/(f)/                                              526.6%               650.0%               683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                     --------------------------------------------------------------------------
                                                       Dec.31,            Dec.31,        Dec.31,        Dec.31,        Dec.31,
                                                        2002               2001           2000           1999           1998
                                                     --------------------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                 $    13.97         $    20.21     $    23.25     $    13.03     $    11.38
Income From Investment Operations:
  Net Investment Income (Loss)                            (0.16)/(d)/        (0.19)         (0.15)         (0.12)         (0.12)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                         (5.11)             (6.05)         (1.90)         12.08           1.77
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (5.27)             (6.24)         (2.05)         11.96           1.65
Less Distributions:
  From Net Realized Gains                                    --                 --          (0.99)         (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        --                 --          (0.99)         (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $     8.70         $    13.97     $    20.21     $    23.25     $    13.03
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                            -37.7%             -30.9%          -8.5%         +92.0%         +14.5%
  Net Assets, End of Period (In Millions)            $       65         $      128     $      185     $       65     $       19
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                          1.8%               1.6%           1.4%           1.6%           1.7%
  Ratio of Expenses to Average Net Assets                   1.8%               1.6%           1.3%           1.6%           1.7%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                      (1.5%)             (1.2%)         (0.9%)         (1.1%)         (0.9%)
  Portfolio Turnover Rate/(f)/                            526.6%             650.0%         683.7%         681.0%         206.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     -----------------------------------------------------
                                                                       Dec. 31,            Dec. 31,               Dec. 31,
                                                                         2002                2001                2000/(b)/
                                                                     -----------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      20.17        $      17.17         $      15.36
Income From Investment Operations:
  Net Investment Income (Loss)                                               0.03/(c)/          (0.14)/(c)/          (0.00)/(d)/
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.28)              (3.18)                1.81
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.25)              (3.04)                1.81
Less Distributions:
  From Net Realized Gains                                                      --               (0.04)                  --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --               (0.04)                  --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      18.92        $      20.17         $      17.17
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -62.2%              +17.7%               +11.8%
  Net Assets, End of Period (In Millions)                            $        335        $        169         $          1
  Ratio of Expenses to Average Net Assets before Expense Offsets              1.6%                1.6%                 1.6%*
  Ratio of Expenses to Average Net Assets                                     1.6%                1.6%                 1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                 0.1%               (0.7%)               (0.8%)*
  Portfolio Turnover Rate/(e)/                                               28.2%               42.0%                60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     ------------------------------------------------------
                                                                       Dec. 31,            Dec. 31,               Dec. 31,
                                                                         2002                 2001                2000/(b)/
                                                                     ------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      20.05         $      17.16         $      15.36
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.14)/(c)/          (0.25)/(c)/          (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.25)                3.18                 1.81
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.39)                2.93                 1.80
Less Distributions:
  From Net Realized Gains                                                      --                (0.04)                  --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                (0.04)                  --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      18.66         $      20.05         $      17.16
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                               -6.9%               +17.1%               +11.7%
  Net Assets, End of Period (In Millions)                            $         76         $         40         $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.4%                 2.5%                 2.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                 2.3%                 1.8%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.7%)               (1.4%)               (0.8%)*
  Portfolio Turnover Rate/(e)/                                               28.2%                42.0%                60.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d)  Amount calculated is less than $0.005.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     ------------------------------------------------------
                                                                       Dec. 31,             Dec. 31,              Dec. 31,
                                                                         2002                 2001                2000/(b)/
                                                                     ------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      20.07         $      17.17         $      15.36
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.13)/(c)/          (0.24)/(c)/          (0.01)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                              (1.26)                3.18                 1.82
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.39)                2.94                 1.81
Less Distributions:
  From Net Realized Gains                                                      --                (0.04)                  --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                (0.04)                  --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      18.68         $      20.07         $      17.17
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                               -6.9%               +17.1%               +11.8%
  Net Assets, End of Period (In Millions)                            $         98         $         38         $          0/(d)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                            2.4%                 2.4%                 2.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                 2.2%                 1.8%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                                (0.6%)               (1.4%)               (0.7%)*
  Portfolio Turnover Rate/(f)/                                               28.2%                42.0%                60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                     -----------------------------------------------------------------------------
                                                      Dec. 31,          Dec. 31,       Dec. 31,           Dec. 31,       Dec. 31,
                                                        2002              2001           2000               1999           1998
                                                     -----------------------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                 $    20.22        $    17.17     $    13.59         $    10.61     $    10.00
Income From Investment Operations:
  Net Investment Income (Loss)                             0.04/(c)/        (0.08)          0.00/(f)/         (0.08)         (0.07)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            (1.28)             3.17           3.58               3.06           0.68
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        (1.24)             3.09           3.58               2.98           0.61
Less Distributions:
  From Net Realized Gains                                    --             (0.04)            --                 --             --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        --             (0.04)            --                 --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    18.98        $    20.22     $    17.17         $    13.59     $    10.61
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                             -6.1%            +18.0%         +26.3%             +28.1%          +6.1%
  Net Assets, End of Period (In Millions)            $      659        $      541     $      249         $       45     $       24
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                          1.5%              1.4%           1.4%               1.7%           1.9%
  Ratio of Expenses of Average Net Assets                   1.5%              1.4%           1.4%               1.7%           1.9%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               0.2%             (0.5%)          0.0%/(f)/         (1.0%)         (1.0%)
  Portfolio Turnover Rate/(f)/                             28.2%             42.0%          60.3%              95.5%         121.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Calculated amount is less than $0.005 or 0.05%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     ---------------------------------------------------------
                                                                        Dec. 31              Dec. 31           Dec. 31
                                                                         2002                 2001            2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      17.83         $      20.65       $      19.99
Income From Investment Operations:
  Net Investment Income (Loss)                                               0.12/(g)/            0.05               0.00/(d)/
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                              (2.77)               (2.56)              0.68
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.65)               (2.51)              0.68
Less Distributions:
  From Net Investment Income                                                (0.16)               (0.06)             (0.02)
  From Net Realized Gains                                                   (1.36)               (0.25)                --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (1.52)               (0.31)             (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      13.66         $      17.83       $      20.65
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -16.3%               -12.2%              +3.4%
  Net Assets, End of Period (In Millions)                            $          3         $          3       $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                            1.3%                 1.8%               1.3%*
  Ratio of Expenses to Average Net Assets                                     1.3%                 1.8%               1.3%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                                 0.9%                 0.1%               0.1%*
  Portfolio Turnover Rate/(e)/                                               89.8%               116.1%              14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     -----------------------------------------------------------
                                                                        Dec. 31,             Dec. 31,               Dec. 31,
                                                                         2002                  2001               2000/(b)(c)/
                                                                     -----------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      17.81          $      20.66          $      19.99
Income From Investment Operations:
  Net Investment Income (Loss)                                               0.02/(g)/            (0.00)/(d)/           (0.01)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                              (2.78)                (2.60)                 0.69
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.76)                (2.60)                 0.68
Less Distributions:
  From Net Investment Income                                                (0.02)                   --                 (0.01)
  From Net Realized Gains                                                   (1.36)                (0.25)                   --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (1.38)                (0.25)                (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      13.67          $      17.81          $      20.66
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -17.0%                -12.6%                 +3.4%
  Net Assets, End of Period (In Millions)                            $          3          $          2          $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                            2.2%                  2.9%                  2.0%*
  Ratio of Expenses of Average Net Assets                                     2.1%                  2.3%                  2.0%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                                 0.1%                 (0.4)%                (0.5%)*
  Portfolio Turnover Rate/(e)/                                               89.8%                116.1%                 14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)  Amount calculated is less than $0.005.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     ---------------------------------------------------------
                                                                       Dec. 31,             Dec. 31,              Dec. 31,
                                                                         2002                 2001              2000/(b)(c)/
                                                                     ---------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      17.82         $      20.66         $      19.99
Income From Investment Operations:
  Net Investment Income (Loss)                                               0.02/(g)/           (0.00)/(d)/          (0.01)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                              (2.78)               (2.59)                0.69
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.76)               (2.59)                0.68
Less Distributions:
  From Net Investment Income                                                (0.09)                  --                (0.01)
  From Net Realized Gains                                                   (1.36)               (0.25)                  --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (1.45)               (0.25)               (0.01)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $      13.61         $      17.82         $      20.66
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -17.1%               -12.6%                +3.4%
  Net Assets, End of Period (In Millions)                            $          1         $          1         $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                            2.2%                 2.4%                 2.0%*
  Ratio of Expenses of Average Net Assets                                     2.2%                 2.2%                 2.0%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                                 0.2%                (0.3%)               (0.5%)*
  Portfolio Turnover Rate/(f)/                                               89.8%               116.1%                14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                   Year Ended
                                                                   ----------
                                                                    Dec. 31
                                                                      2002
                                                                   ----------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                               $    17.87
Income From Investment Operations:
  Net Investment Income (Loss)                                           0.22/(g)/
  Net Realized and Unrealized Gains (Losses) on Investments             (2.81)
-----------------------------------------------------------------------------
  Total from Investment Operations                                      (2.59)
Less Distributions:
  From Net Investment Income                                            (0.36)
  From Net Realized Gains                                               (1.36)
-----------------------------------------------------------------------------
  Total Distributions                                                   (1.72)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                     $    13.56
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                                          -16.0%
  Net Assets, End of Period (In Millions)                          $       11
  Ratio of Expenses to Average Net Assets before Expense Offsets          1.1%
  Ratio of Expenses of Average Net Assets                                 1.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets             1.6%
  Portfolio Turnover Rate/(f)/                                           89.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)  Amount calculated is less than $0.005.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                   Year Ended
                                                ----------------------------------------------------------------------------------
                                                 Dec. 31,         Dec. 31,       Dec. 31,     Oct. 31,      Oct. 31,       Oct. 31,
                                                   2002             2001         2000/(b)/      2000          1999           1998
                                                ----------------------------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period            $   17.87        $   20.65     $   21.63     $   20.58     $   17.20     $   15.84
Income From Investment Operations:
  Net Investment Income (Loss)                       0.05/(e)/        0.11          0.03          0.05          0.06          0.11
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   (2.79)           (2.53%)       (0.52)         1.53          3.39          2.05
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (2.74)           (2.42)        (0.49)         1.58          3.45          2.16
Less Distributions:
  From Net Investment Income                        (0.03)           (0.11)        (0.03)        (0.05)        (0.07)        (0.11)
  From Net Realized Gains                           (1.36)           (0.25)        (0.46)        (0.48)           --         (0.69)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (1.39)           (0.36)        (0.49)        (0.53)        (0.07)        (0.80)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   13.74        $   17.87     $   20.65     $   21.63     $   20.58     $   17.20
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                      -16.9%           -11.7%         -2.2%         +7.7%        +20.1%        +14.2%
  Net Assets, End of Period (In Millions)       $     197        $     186     $     251     $     252           182%          171%
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                             1.9%             1.2%          1.1%*         1.0%          1.1%          1.1%
  Ratio of Expenses to Average Net Assets             1.9%             1.2%          1.1%*         1.0%          1.1%          1.1%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 0.3%             0.6%          0.8%*         0.3%          0.3%          0.7%
  Portfolio Turnover Rate/(e)/                       89.8%           116.1%         14.4%         46.5%         32.3%         83.2%

STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     ----------------------------------------------------
                                                                       Dec. 31,             Dec. 31,            Dec. 31,
                                                                         2002                 2001              2000/(d)/
                                                                     ----------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       6.62         $      10.26       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.10)/(e)/          (0.07)             (0.01)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                              (1.73)               (3.57)              0.27
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.83)               (3.64)              0.26
Less Distributions:
  From Net Investment Income                                                   --                   --                 --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                   --                 --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.79         $       6.62       $      10.26
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -27.6%               -35.5%              +2.6%
  Net Assets, End of Period (In Millions)                            $          2         $          5       $          1
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                            2.9%                 3.4%               7.3%*
  Ratio of Expenses of Average Net Assets                                     2.1%                 1.5%               2.4%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                    (1.7%)               (0.9%)             (1.0%)*
  Portfolio Turnover Rate/(e)/                                              350.1%               605.7%              45.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                     --------------------------------------------------
                                                                       Dec. 31,           Dec. 31,           Dec. 31,
                                                                         2002               2001            2000/(b)/
                                                                     --------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       6.55       $      10.23       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.11)/(e)/        (0.08)             (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.71)             (3.60)              0.24
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.82)             (3.68)              0.23
Less Distributions:
  From Net Investment Income                                                   --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.73       $       6.55       $      10.23
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -27.8%             -36.0%              +2.3%
  Net Assets, End of Period (In Millions)                            $          1       $          2       $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.1%               4.6%               8.1%*
  Ratio of Expenses to Average Net Assets                                     2.4%               2.4%               3.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.0%)             (1.7%)             (1.6%)*
  Portfolio Turnover Rate/(c)/                                              350.1%             605.7%              45.1%

STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                     --------------------------------------------------
                                                                        Dec. 31            Dec. 31           Dec. 31
                                                                         2002               2001              2000/(b)/
                                                                     --------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       6.55       $      10.23       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.11)/(e)/        (0.09)             (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.71)             (3.59)              0.25
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.82)             (3.68)              0.23
Less Distributions:
  From Net Investment Income                                                   --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.73       $       6.55       $      10.23
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -27.8%             -36.0%              +2.3%
  Net Assets, End of Period (In Millions)                            $          0/(c)/  $          1       $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              3.9%               4.3%               8.1%*
  Ratio of Expenses to Average Net Assets                                     2.4%               2.4%               4.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.0%)             (1.7%)             (2.7%)*
  Portfolio Turnover Rate/(?)/                                              350.1%             605.7%              45.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,             Dec. 31,
                                                                          2002                 2001
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.99          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.07)/(e)/           (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.81)                (2.00)/(b)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.88)                (2.01)
Less Distributions:
  From Net Realized Gains                                                   (0.01)                   --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (0.01)                   --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       6.10          $       7.99
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -23.5%                -20.1%
  Net Assets, End of Period (In Millions)                            $         56          $         57
  Ratio of Expenses to Average Net Assets before Expense Offsets              1.6%                  4.4%
  Ratio of Expenses to Average Net Assets                                     1.6%                  1.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.1%)                (0.8%)
  Portfolio Turnover Rate/(?)/                                              437.3%                359.7%

STRONG ADVISOR SELECT FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,             Dec. 31,
                                                                          2002                 2001
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.94          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.12)/(e)/           (0.09)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.79)                (1.97)/(b)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.91)                (2.06)
Less Distributions:
  From Net Realized Gains                                                   (0.01)                   --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (0.01)                   --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       6.02          $       7.94
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -24.0%                -20.6%
  Net Assets, End of Period (In Millions)                            $          0/d/       $          0/d/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.4%                 12.4%
  Ratio of Expenses to Average Net Assets                                     2.4%                  2.5%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.9%)                (1.7%)
  Portfolio Turnover Rate/(?)/                                              437.3%                359.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,             Dec. 31,
                                                                          2002                 2001
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.93          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.12)/(f)/           (0.10)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.78)                (1.97)/(b)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.90)                (2.07)
Less Distributions:
  From Net Realized Gains                                                   (0.01)                   --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (0.01)                   --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       6.02          $       7.93
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -24.0%                -20.7%
  Net Assets, End of Period (In Millions)                            $          0/(c)/     $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.3%                 12.8%
  Ratio of Expenses to Average Net Assets                                     2.3%                  2.5%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.8%)                (1.7%)
  Portfolio Turnover Rate/c/                                                437.3%                359.7%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     -----------------------------------------------------
                                                                       Dec. 31,              Dec. 31,           Dec. 31,
                                                                         2002                  2001              2000/(e)/
                                                                     -----------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.22          $       9.27       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.11)/(f)/           (0.05)             (0.05)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.87)                (1.99)             (0.68)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.98)                (2.04)             (0.73)
Less Distributions:
  From Net Realized Gains                                                      --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.24          $       7.22       $       9.27
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -41.3%                -22.0%              -7.3%
  Net Assets, End of Period (In Millions)                            $          1          $          2       $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              3.3%                  7.0%              17.2%*
  Ratio of Expenses to Average Net Assets                                     2.3%                  1.6%               9.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.1%)                (1.0%)             (8.2%)*
  Portfolio Turnover Rate/(?)/                                              136.5%                157.9%              49.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(f)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     -----------------------------------------------------
                                                                       Dec. 31,              Dec. 31,           Dec. 31,
                                                                         2002                  2001              2000/(b)/
                                                                     -----------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.13          $       9.26       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.11)/(e)/           (0.09)             (0.08)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.85)                (2.03)             (0.66)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.96)                (2.12)             (0.74)
Less Distributions:
  From Net Realized Gains                                                      --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.17          $       7.13       $       9.26
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -41.5%                -22.9%              -7.4%
  Net Assets, End of Period (In Millions)                            $          0/(c)/     $          0/(c)/  $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.5%                  9.3%              17.3%*
  Ratio of Expenses to Average Net Assets                                     2.4%                  2.5%              11.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.2%)                (1.9%)             (9.7%)*
  Portfolio Turnover Rate/(d)/                                              136.5%                157.9%              49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                                     --------------------------------------------------------
                                                                       Dec. 31,              Dec. 31,           Dec. 31,
                                                                         2002                  2001              2000/(b)/
                                                                     --------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       7.11          $       9.26       $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.12)/(e)/           (0.09)             (0.08)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.83)                (2.05)             (0.66)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (2.95)                (2.14)             (0.74)
Less Distributions:
  From Net Realized Gains                                                      --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.01)                --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       4.16          $       7.11       $       9.26
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              -41.5%                -23.1%              -7.4%
  Net Assets, End of Period (In Millions)                            $          0/(c)/     $          1       $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.2%                  8.9%              17.3%*
  Ratio of Expenses to Average Net Assets                                     2.5%                  2.4%              11.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (2.2%)                (1.8%)             (9.7%)*
  Portfolio Turnover Rate/(d)/                                              136.5%                157.9%              49.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.59          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.10)/(f)/           (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.94)                 0.86/(c)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.04)                 0.85
Less Distributions:
  From Net Realized Gains                                                      --                 (0.26)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.26)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       7.55          $      10.59
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -28.7%                 +8.5%
  Net Assets, End of Period (In Millions)                            $         28          $         28
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.0%                  2.4%*
  Ratio of Expenses to Average Net Assets                                     2.0%                  2.4%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.2%)                (1.1%)*
  Portfolio Turnover Rate/(d)/                                              420.4%                 54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.57          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.12)/(f)/           (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.94)                 0.87/(c)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.06)                 0.83
Less Distributions:
  From Net Realized Gains                                                      --                 (0.26)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.26)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       7.51          $      10.57
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -29.0%                 +8.3%
  Net Assets, End of Period (In Millions)                            $          0/(e)/     $          0/(e)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.7%                  2.7%*
  Ratio of Expenses to Average Net Assets                                     2.2%                  2.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.4%)                (1.6%)*
  Portfolio Turnover Rate/(d)/                                              420.4%                 54.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 28, 2001 (inception) to December 31, 2001.
(c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount is less than $500,000.
(f)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.57          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.13)/(f)/           (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                 (2.93)                 0.87/(c)/
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (3.06)                 0.83
Less Distributions:
  From Net Realized Gains                                                      --                 (0.26)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                 (0.26)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       7.51          $      10.57
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -29.0%                 +8.3%
  Net Assets, End of Period (In Millions)                            $          0/(d)/     $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.2%                  2.7%*
  Ratio of Expenses to Average Net Assets                                     2.3%                  2.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (1.5%)                (1.6%)*
  Portfolio Turnover Rate/(e)/                                              420.4%                 54.0%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.41          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.06)/(f)/           (0.03)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.51)                 0.44
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.57)                 0.41
Less Distributions:
  From Net Investment Income                                                   --                    --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                    --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.84          $      10.41
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -15.1%                 +4.1%
  Net Assets, End of Period (In Millions)                            $          0/(d)/     $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets             52.4%                  2.2%*
  Ratio of Expenses to Average Net Assets                                     2.2%                  2.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.6%)                (1.1%)*
  Portfolio Turnover Rate/(e)/                                               46.9%                  4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 28, 2001 (inception) to December 31, 2001.
(c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.40          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.08)/(e)/           (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.50)                 0.44
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.58)                 0.40
Less Distributions:
  From Net Investment Income                                                   --                    --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                    --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.82          $      10.40
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -15.2%                 +4.0%
  Net Assets, End of Period (In Millions)                            $          0/(c)/     $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets             52.0%                  3.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                  2.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.8%)                (1.6%)*
  Portfolio Turnover Rate/(d)/                                               46.9%                  4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                                                     ----------------------------------
                                                                        Dec. 31,            Dec. 31,
                                                                          2002                2001/(b)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $      10.40          $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.06)/(e)/           (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments                 (1.52)                 0.44
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          (1.58)                 0.40
Less Distributions:
  From Net Investment Income                                                   --                    --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                    --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.82          $      10.40
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                              -15.2%                 +4.0%
  Net Assets, End of Period (In Millions)                            $          0/(c)/     $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets             52.5%                  3.0%*
  Ratio of Expenses to Average Net Assets                                     2.4%                  2.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.7%)                (1.6%)*
  Portfolio Turnover Rate/(d)/                                               46.9%                  4.0%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 28, 2001 (inception) to December 31, 2001.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2001/(b)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.14)/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments            (2.72)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (2.86)
Less Distributions:
  From Net Investment Income                                              --
----------------------------------------------------------------------------
  Total Distributions                                                     --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       7.14
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                         -28.6%
  Net Assets, End of Period (In Millions)                       $          0/(c)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                      14.1%*
  Ratio of Expenses to Average Net Assets                                2.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (2.4%)*
  Portfolio Turnover Rate/(d)/                                          98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2002/(b)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.14)/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments            (2.72)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (2.86)
Less Distributions:
  From Net Investment Income                                              --
----------------------------------------------------------------------------
  Total Distributions                                                     --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       7.14
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                        -28.6%
  Net Assets, End of Period (In Millions)                       $         0/(c)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                      14.9%*
  Ratio of Expenses to Average Net Assets                                2.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (2.4%)*
  Portfolio Turnover Rate/(d)/                                          98.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from March 29, 2002 (inception) to December 31, 2002.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2002/(b)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.13)/(h)/
  Net Realized and Unrealized Gains (Losses) on Investments            (2.73)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (2.86)
Less Distributions:
  From Net Investment Income                                              --
----------------------------------------------------------------------------
  Total Distributions                                                     --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       7.14
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                         -28.6%
  Net Assets, End of Period (In Millions)                       $          0/(c)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                      15.3%*
  Ratio of Expenses to Average Net Assets                                2.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (2.4%)*
  Portfolio Turnover Rate/(d)/                                          98.1%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                               ----------------------------------------------------------------------------------
                                               Dec. 31,          Sep. 30,         Sep. 30,    Sep. 30,     Sep. 30,    Sep. 30,
                                                2002/(e)/         2002/(f)/        2001        2000         1999        1998/(g)/
                                               ----------------------------------------------------------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period           $    8.24         $    9.65      $   14.67    $   11.72    $    9.71    $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                      0.01/(h)/         0.07           0.12         0.14         0.09         0.14
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   0.57             (1.10)         (3.79)        3.26         2.03        (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  0.58             (1.03)         (3.67)        3.40         2.12        (0.15)
Less Distributions:
  From Net Investment Income                       (0.01)            (0.05)         (0.12)       (0.14)       (0.11)       (0.14)
  From Net Realized Gains                             --             (0.33)         (1.23)       (0.31)          --           --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                              (0.01)            (0.38)         (1.35)       (0.45)       (0.11)       (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $    8.81         $    8.24      $    9.65    $   14.67    $   11.72    $    9.71
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                      +7.0%            -11.5%         -26.4%       +29.5%       +21.9%        -1.6%
  Net Assets, End of Period (In Millions)      $       9         $       6      $       4    $       5    $       3    $       2
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            3.1%*             3.7%           4.7%         3.8%         4.6%         8.5%*
  Ratio of Expenses to Average Net Assets            1.5%*             1.5%           1.5%         1.5%         1.5%         1.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.1%*             0.8%           1.0%         1.1%         0.8%         1.8%*
  Portfolio Turnover Rate/(d)/                      36.4%            190.4%         221.6%       142.7%       113.4%        98.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from March 29, 2002 (inception) to December 31, 2002.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 2002, the Fund changed its fiscal year-end from September to December.
(f) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC (Note 1).
(g)  For the period from November 3, 1997 (inception) to September 30, 1998.
(h)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                     ----------------------------------
                                                                        Dec. 31,              Sep. 30,
                                                                        2002/(b)/             2002/(c)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       8.21          $       8.21
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.02)/(g)/              --
  Net Realized and Unrealized Gains (Losses) on Investments                  0.60                    --
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.58                    --
Less Distributions:
  From Net Investment Income                                                   --                    --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                    --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.79          $       8.21
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                               +7.1%                   --/(f)/
  Net Assets, End of Period (In Millions)                            $          0/(d)/     $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.2%*                 0.0%*
  Ratio of Expenses to Average Net Assets                                     2.5%*                 0.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.2%)*                0.0%*
  Portfolio Turnover Rate/(e)/                                               36.4%                190.4%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                     ----------------------------------
                                                                        Dec. 31,              Sep. 30,
                                                                        2002/(b)/             2002/(c)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       8.21          $       8.21
Income From Investment Operations:
  Net Investment Income (Loss)                                              (0.02)/(g)/              --
  Net Realized and Unrealized Gains (Losses) on Investments                  0.60                    --
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.58                    --
Less Distributions:
  From Net Investment Income                                                (0.00)/(h)/              --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                          --                    --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.79          $       8.21
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                               +7.1%                   --/(f)/
  Net Assets, End of Period (In Millions)                            $          0/(d)/     $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              4.2%*                 0.0%*
  Ratio of Expenses to Average Net Assets                                     2.5%*                 0.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.2%)*                0.0%*
  Portfolio Turnover Rate/(e)/                                               36.4%                190.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2002, the Fund changed its fiscal year end from September to December.
(c) For the period from September 30, 2002 (commencement of class) to September 30, 2002.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(h)  Amount calculated is less than $0.005.

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                     ----------------------------------
                                                                        Dec. 31,              Sep. 30,
                                                                        2002/(b)/             2002/(c)/
                                                                     ----------------------------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                                 $       8.21          $       8.21
Income From Investment Operations:
  Net Investment Income (Loss)                                               0.02/(h)/               --
  Net Realized and Unrealized Gains (Losses) on Investments                  0.59                    --
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.61                    --
Less Distributions:
  From Net Investment Income                                                (0.02)                   --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (0.02)                   --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.80          $       8.21
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                               +7.4%                   --/(f)/
  Net Assets, End of period (In Millions)                            $          0/(d)/     $          0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets              2.9%*                 0.0%*
  Ratio of Expenses to Average Net Assets                                     1.0%*                 0.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                 1.1%*                 0.0%*
  Portfolio Turnover Rate/(e)/                                               36.4%                190.4%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2002/(g)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08/(h)/
  Net Realized and Unrealized Gains (Losses) on Investments            (1.00)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (0.92)
Less Distributions:
  From Net Investment Income                                           (0.06)
----------------------------------------------------------------------------
  Total Distributions                                                  (0.06)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       9.02
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                          -9.2%
  Net Assets, End of period (In Millions)                       $          6
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                       2.2%*
  Ratio of Expenses to Average Net Assets                                2.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            2.0%*
  Portfolio Turnover Rate/(e)/                                          46.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2002, the Fund changed its year end from September to December.
(c) For the period from September 30, 2002 (commencement of class) to September 30, 2002.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.
(g) For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(h)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2002/(b)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.06/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments            (1.00)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (0.94)
Less Distributions:
  From Net Investment Income                                           (0.02)
----------------------------------------------------------------------------
  Total Distributions                                                  (0.02)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       9.04
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                          -9.4%
  Net Assets, End of period (In Millions)                       $          0/(c)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                                       5.1%*
  Ratio of Expenses to Average Net Assets                                2.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.6%*
  Portfolio Turnover Rate/(d)/                                          46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                Period Ended
                                                                ------------
                                                                  Dec. 31,
                                                                  2002/(b)/
                                                                ------------
Selected Per-Share Data/(a)/
Net Asset Value, Beginning of Period                            $      10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.05/(e)/
  Net Realized and Unrealized Gains (Losses) on Investments            (0.99)
----------------------------------------------------------------------------
  Total from Investment Operations                                     (0.94)
Less Distributions:
  From Net Investment Income                                           (0.04)
----------------------------------------------------------------------------
  Total Distributions                                                  (0.04)
----------------------------------------------------------------------------
Net Asset Value, End of Period                                  $       9.02
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                                          -9.4%
  Net Assets, End of period (In Millions)                       $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               5.3%*
  Ratio of Expenses to Average Net Assets                                2.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.3%*
  Portfolio Turnover Rate/(d)/                                          46.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Advisor Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Common Stock Fund, Strong Advisor Focus Fund, Strong Advisor Technology Fund, Strong Advisor Endeavor Large Cap Fund (four of the series of Strong Common Stock Fund, Inc.), Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Large Company Core Fund, Strong Advisor Utilities and Energy Fund (four of the series of Strong Equity Funds, Inc.), Strong Advisor U.S. Value Fund (a series of Strong Conservative Equity Funds, Inc.), Strong Advisor Select Fund (formerly Strong Endeavor 20 Fund) and Strong Advisor U.S. Small/Mid Cap Growth Fund (a series of Strong Opportunity Fund, Inc.), Strong Advisor International Core Fund (a series of Strong International Equity Funds, Inc.) (all twelve collectively constituting Strong Advisor Equity Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by a management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds Since 1981 and Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor Since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Office of All Pro Broadcasting, Inc. Since 1997; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1998; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34) Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since
December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

   Richard S. Strong
   Willie D. Davis
   Gordon B. Greer
   Stanley Kritzik
   Neal Malicky
   William F. Vogt

Officers

   Richard S. Strong, Chairman of the Board
   Thomas M. Zoeller, Vice President
   Richard W. Smirl, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Gilbert L. Southwell III, Assistant Secretary
   John W. Widmer, Treasurer

Investment Advisor

   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-disbursing Agent

   Strong Investor Services, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202

Legal Counsel

   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

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To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30272 03-03

                                                                 AEQY/WH20011202